UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ProPhase Labs, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies: N/A

2.	Aggregate number of securities to which transaction applies: N/A

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$50,000,000 (cash purchase price of the assets)

4.	Proposed maximum aggregate value of transaction:

$50,000,000

5.	Total fee paid:

$5,795

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, Pennsylvania 18901

SPECIAL MEETING OF STOCKHOLDERS

[●], 2017

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of ProPhase Labs, Inc. (the “Company”), to be held on [●],[●], 2017, beginning at [●]:00 a.m., local time, at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022.

At the special meeting, you will be asked to vote on a proposal to sell substantially all of the assets of the Company, which are comprised of the intellectual property and other assets related to the Company’s ColdEEZE® brand and product line, to Meda Consumer Healthcare Inc. (“MCH”), a Delaware corporation, and an affiliate of Mylan Inc. (together with MCH, “Mylan”), a Pennsylvania corporation, for cash, pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of January 6, 2017, as amended, by and among the Company, MCH and Mylan Inc., and the other transactions contemplated thereby (the “Asset Sale”). The terms of the Asset Sale are described more fully in the accompanying proxy statement.

We urge you to read the proxy statement materials in their entirety and consider them carefully. Please pay particular attention to the “Risk Factors” beginning on page 31 for a discussion of the risks related to the proposed Asset Sale. There are a number of material risks inherent in the Asset Sale, including the fact that, if the Asset Sale is completed, we will have sold our primary intellectual property and primary source of revenue. Our remaining assets will consist primarily of the net proceeds from the Asset Sale, our manufacturing facility and manufacturing business located in Lebanon, Pennsylvania and the Company’s headquarters in Doylestown, Pennsylvania, and assets relating to our ORXx and TK Supplements® brands, product lines and operations.

After careful consideration, our board of directors has unanimously approved the Asset Sale and unanimously recommends that you vote “FOR” approval of the Asset Sale. The approval of the Asset Sale requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this matter as of the record date. Failure to vote is the equivalent of a “No” vote.

It is important that your shares be represented at the special meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the special meeting, we urge you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Thank you for your cooperation and continued support.

Very truly yours,

Ted Karkus
Chairman and Chief Executive Officer

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, Pennsylvania 18901

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2017

Dear Stockholder:

You are hereby given notice of and invited to attend in person or by proxy a special meeting of stockholders of ProPhase Labs, Inc. (the “Company”), to be held at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, on [●], 2017, at [●]:00 a.m., local time, for the following purposes:

1.	To consider and act upon a proposal to sell substantially all of the assets of the Company, which are comprised of the intellectual property and other assets relating to its Cold-EEZE® brand and product line, to Meda Consumer Healthcare Inc. (“MCH”), a Delaware corporation, and an affiliate of Mylan Inc. (together with MCH, “Mylan”), a Pennsylvania corporation, for cash, pursuant to that certain Asset Purchase Agreement, dated as of January 6, 2017, as amended, by and among the Company, MCH and Mylan Inc., and the other transactions contemplated thereby.

2.	To consider and act upon a proposal to grant the persons named as proxies discretionary authority to vote to adjourn the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal No. 1.

3.	To transact such other business as may properly come before the special meeting and any adjournment thereof.

The board of directors has fixed the close of business on [●], 2017, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournments thereof. Only stockholders at the close of business on the record date are entitled to notice of and to vote at the special meeting.

For the reasons set forth in the proxy statement, our board of directors unanimously recommends that you vote “FOR” Proposal Nos. 1 and 2.

You are cordially invited to attend the special meeting. However, whether or not you expect to attend the special meeting, it is very important for your shares to be represented at the meeting. We respectfully request that you promptly date, execute and mail the enclosed proxy in the enclosed stamped envelope for which no additional postage is required if mailed in the United States. A proxy may be revoked by a stockholder by executing and delivering a subsequent dated proxy or a written notice of revocation to the Secretary of the Company before the vote at the special meeting, or by personally appearing at the special meeting and casting your vote, each as specified in the enclosed proxy statement.

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

Ted Karkus
Chairman and Chief Executive Officer

[●], 2017
Doylestown, Pennsylvania

- i -

- ii -

We are providing this Proxy Statement to you in connection with a special meeting of the stockholders of ProPhase Labs, Inc. The special meeting will be held at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, on [●], 2017, at [●]:00 a.m., local time.

Our board of directors is soliciting your proxy to vote at the special meeting, including at any adjournments or postponements. You are invited to attend the special meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the special meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about [●], 2017, to all stockholders entitled to notice of the special meeting.

SUMMARY TERM SHEET

This summary highlights the material terms of the Asset Purchase Agreement, dated as of January 6, 2017 (as amended, the “Asset Purchase Agreement”), by and among ProPhase Labs, Inc. (“ProPhase” or the “Company”), Meda Consumer Healthcare Inc. (“MCH”) and Mylan Inc. (together with MCH, “Mylan”), and the proposed sale of assets by ProPhase, consisting principally of our intellectual property rights and other assets relating to our Cold-EEZE® brand and product line (collectively, referred to herein as the “Cold-EEZE® Business”) to Mylan, including all current and pipeline over-the-counter allergy, cold, flu and multi-symptom relief and immune support treatments for adults and children to the extent each is, or is intended to be, branded “Cold-EEZE®”, and all private label versions thereof, including all formulations and derivatives thereof as set forth in the Asset Purchase Agreement (collectively, referred to herein as the “Products”), but not including the manufacturing facility and manufacturing business located in Lebanon, Pennsylvania or the Company’s headquarters in Doylestown, Pennsylvania. As part of the transaction, the Company, through its PMI (as defined below) subsidiary, will enter into a manufacturing and supply agreement with Mylan. This summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you when evaluating the proposed transaction. To understand the proposed transaction fully and for a more complete description of the terms of the transaction, you should carefully read this proxy statement and the Asset Purchase Agreement, a copy of which is attached to this proxy statement as Appendix A. We have included page references in this summary to direct you to a more complete discussion in the proxy statement. Capitalized terms used but not defined herein have the meanings assigned to them in the Asset Purchase Agreement.

Parties to the Transaction

The parties to the proposed transaction are ProPhase, as the seller, MCH, as the buyer, and Mylan Inc., as the guarantor of MCH’s obligations under the Asset Purchase Agreement. See “Proposal No. 1—Sale of the Acquired Assets—The Companies” beginning on page 23. MCH may designate one of its affiliates as buyer under the Asset Purchase Agreement.

The Companies

ProPhase

ProPhase is a manufacturer, marketer and distributor of a diversified range of homeopathic and health care products that are offered to the general public. We are also engaged in the research and development of other potential over-the-counter (“OTC”) drugs and natural base health products, including supplements, personal care and cosmeceutical products.

The Company and PMI’s primary business is the manufacture, distribution, marketing and sale of OTC health care and cold remedy products to consumers through national chain, regional, specialty and local retail stores. Our flagship brand is Cold-EEZE® and our principal product is Cold-EEZE® cold remedy zinc gluconate lozenges, proven in clinical studies to reduce the duration and severity of symptoms of the common cold. In addition to Cold-EEZE® cold remedy lozenges, we market and distribute non-lozenge forms of our proprietary zinc gluconate formulation, (i) Cold-EEZE® cold remedy QuickMelts®, (ii) Cold-EEZE® Gummies Multi-Symptom Relief for Cold and Flu, and (iii) Cold-EEZE® cold remedy Oral Spray.

In addition, we market and distribute OTC lozenge and dietary supplement products under the ORXx brand name. The ORXx brand includes the products sold under the following names: ORXx CompleteTM and ORXx DefenseTM.

We are also pursuing a series of new product development and pre-commercialization initiatives in the dietary supplement category. Initial dietary supplement product development activities were completed in the fourth quarter of Fiscal 2015 under the brand name of TK Supplements®. The TK Supplements® product line comprises three men’s health products: (i) Legendz XL® for sexual health, (ii) Triple Edge XLTM, a daily energy booster plus testosterone support, and (iii) Super ProstaFlow PlusTM for prostate and urinary health.

In addition to the Company’s products, PMI manufactures a large and diverse amount of OTC lozenge products and supplements for third parties, in addition to Cold-EEZE® lozenges, which business the Company plans to continue and grow post-closing.

Mylan

Mylan was incorporated in Pennsylvania in 1970 and maintains its principal executive offices in Canonsburg, Pennsylvania. Mylan is a global pharmaceutical company, which develops, licenses, manufactures, markets and distributes generic, branded generic and specialty pharmaceuticals. Mylan offers one of the industry’s broadest product portfolios, including more than 2,700 marketed products, to customers in more than 165 countries and territories. Mylan operates a global, high quality vertically-integrated manufacturing platform, which includes more than 50 manufacturing and research and development (“R&D”) facilities around the world and one of the world’s largest active pharmaceutical ingredient operations. Mylan also operates a strong R&D network that has consistently delivered a robust product pipeline.

Mylan’s principal executive office is currently located at 1000 Mylan Boulevard, Canonsburg, Pennsylvania 15317, and its telephone number there is (724) 514-1800.

MCH

MCH is the U.S. over-the-counter division of Stockholm-based Meda AB, a global specialty pharmaceutical company, which was acquired by Mylan N.V., the parent company of Mylan, on August 5, 2016.

Assets to be Sold

In the proposed transaction, we have agreed to sell to Mylan the Cold-EEZE® Business, but not including the manufacturing facility and equipment located in Lebanon, Pennsylvania or the corporate headquarters and facility located in Doylestown, Pennsylvania.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Assets to be Sold” beginning on page 34.

Assets to be Retained

If the proposed transaction is completed, we will retain the following (the “Excluded Assets”), in addition to our Pharmaloz Manufacturing, Inc. (“PMI”) manufacturing business (including all contract manufacturing), equipment and facility located in Lebanon, Pennsylvania (the “PMI Business”), our headquarters, including real estate owned, in Doylestown, Pennsylvania (“Company Headquarters”), and our ORXx and TK Supplements® brands, product lines and operations:

●	the corporate seals, charter documents, minute books, books of account or other records having to do with the corporate organization of the Company;

●	the tax returns and books of account or other records with respect to the taxes and financial records of the Company;

●	all income tax net operating loss carryforwards of the Company;

●	all accounts receivable;

●	all cash and cash equivalents;

●	all rights which accrue or will accrue to the Company under the Asset Purchase Agreement;

●	the Company’s personnel records and copies of any other records that the Company and its affiliates are required by law to retain in their possession;

●	all known or unknown, liquidated or unliquidated, contingent or fixed, rights, claims or causes of action, choses in action, rights of recovery and rights of set-off of any kind, and indemnities against any person that the Company may have against any person but only to the extent related to the Excluded Assets or Retained Liabilities (as defined below);

●	all claims for refunds of taxes and other governmental charges of whatever nature with respect to the Acquired Assets for pre-closing periods;

●	all rights of the Company under legally binding written agreements, contracts, leases, licenses, instruments, commitments or other arrangements (collectively, “Contracts”) related to the Cold-EEZE® Business (the “Cold-EEZE® Business Contracts”) that are not assigned to Mylan;

●	all causes of action (including counterclaims) whether known or unknown, absolute, contingent (or based on a contingency) or otherwise, and defenses (A) to the extent not arising from or relating to the Acquired Assets or Assumed Liabilities (as defined below) as well as any books, records and privileged information relating thereto or (B) relating to any period through the closing to the extent that the assertion of such cause of action or defense is necessary or useful in defending any claim that may be asserted against the Company;

●	all insurance policies and related Contracts and all rights thereunder (including the right to make claims thereunder and to the proceeds thereof);

●	all claims and rights against any officer, director, member, manager, or employee of the Company (in their capacity as an employee but not in any other capacity) following the closing;

●	all benefit plans and all trust agreements, insurance policies and administrative service and other contracts relating to such;

●	all records and reports prepared or received by the Company or any of its affiliates in connection with the sale of the Acquired Assets and the transactions contemplated hereby, including all analyses relating to the Acquired Assets or Mylan so prepared or received;

●	all vendor numbers associated with the Acquired Assets or the Cold-EEZE® Business;

●	all plants, real property and equipment, other than such equipment or other assets and properties identified in the Asset Purchase Agreement;

●	all brands that are not related to or used in the Cold-EEZE® Business;

●	all confidentiality agreements with prospective purchasers of the Acquired Assets or any portion thereof, and all bids and expressions of interest received from third parties with respect to the Acquired Assets;

●	all privileged materials, documents and records of the Company or the Company’s affiliates that are not related to the Cold-EEZE® Business or the Acquired Assets; and

●	inventory, finished goods, bulk, raw materials, packaging, supplies, components and other inventories of the Cold-EEZE® Business, which will be sold to Mylan pursuant to the terms of the manufacturing and supply agreement to be entered into with Mylan, and other non-Cold-EZEE® Business and PMI Business (defined below), which will be retained by us.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Assets to be Retained” beginning on page 35.

Liabilities to be Assumed by Mylan

In connection with the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement, at the closing, Mylan will assume and agree to pay, perform and discharge all liabilities arising out of the ownership and operation of the Acquired Assets on or after the closing date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due, other than the Retained Liabilities (the “Assumed Liabilities”).

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Assumed Liabilities” on page 36.

Retained Liabilities

ProPhase will retain all liabilities that are not the Assumed Liabilities, including the following (the “Retained Liabilities”):

●	claims related to the Acquired Assets regarding adulterated products manufactured by the Company;

●	all accounts payable;

●	all indebtedness of the Company and all other liabilities arising out of the Acquired Assets prior to the closing date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due, including without limitation any and all liabilities for any rebates, promotions, charge-backs or other changes in pricing with respect to sales of the Products for the period prior to the closing, which includes the $1,500,000 liability pursuant to those certain secured promissory notes, dated December 11, 2015, issued by the Company, PMI and other parties thereto (the “Secured Promissory Notes”), which Secured Promissory Notes are required to be repaid by the Company at closing pursuant to the terms of the Asset Purchase Agreement;

●	claims or liabilities arising out of or associated with the Company’s Amended and Restated Rights Agreement, dated as of June 18, 2014, between the Company and American Stock Transfer and Trust Company (as amended, the “Rights Agreement”);

●	all taxes of the Company unrelated to the ownership or operation of the Acquired Assets and the Cold-EEZE® Business or related to the direct or indirect ownership or operation of the Acquired Assets and the Cold-EEZE® Business for all periods prior to the closing; all taxes, if any, imposed on the Company and any consolidated, combined or unitary group of which the Company is a member as a result of the sale or transfer of the Acquired Assets and the Cold-EEZE® Business; and any liability of the Company for the unpaid taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract or otherwise;

●	credits and payments for any returns of non-conforming Products sold by the Company on or before the closing date; and

●	claims or liabilities of the business and operations of the Company or any of its affiliates at any time, other than the Assumed Liabilities.

Purchase Price

Mylan has agreed to purchase the Acquired Assets for a purchase price of $50,000,000 in cash (the “Purchase Price”), plus the assumption of the Assumed Liabilities.

We have indemnification obligations to Mylan under the Asset Purchase Agreement that may require us to make future payments to Mylan, and any amounts that we may become required to pay to Mylan pursuant to the indemnification provisions of the Asset Purchase Agreement will reduce the net proceeds to us resulting from the transaction.

Pursuant to the terms of the Asset Purchase Agreement, at closing, Mylan will deposit $5,000,000 of the Purchase Price (the “Escrow Amount”) into an escrow account established with Citibank, N.A. (the “Escrow Agent”) in order to satisfy, in whole or in part, certain indemnity obligations of the Company under the Asset Purchase Agreement.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Purchase Price” and “—Our Indemnification Obligations” on pages 37 and 48, respectively.

Nature of Our Business Following the Sale of Assets

Following the closing of the proposed asset sale to Mylan, our remaining business will consist of our manufacturing business in Lebanon, Pennsylvania, conducted by our wholly owned subsidiary, PMI, and our ORXx and TK Supplements® brands, product lines and operations.

We will continue to be a public reporting company after the sale of the Acquired Assets to Mylan, if the sale is approved by our stockholders.

Our PMI facility is a United States Food and Drug Administration (“FDA”) registered facility that engages in contract manufacturing and distribution activities. Following the transaction, PMI will continue to manufacture a large and diverse amount of OTC lozenge products and supplements for the Company and third parties. In addition, PMI plans to expand its contact manufacturing business going forward. As part of the transaction, PMI will enter into a manufacturing and supply agreement with Mylan for a term of five years, pursuant to which Mylan will purchase the current inventory of the Cold-EEZE® Business and PMI will manufacture certain of the Products for Mylan. The term of this agreement may be renewed for up to five successive one year periods by Mylan.

The TK Supplements® product line is comprised of three men’s health products: (i) Legendz XL® for sexual health, (ii) Triple Edge XLTM, a daily energy booster plus testosterone support, and (iii) Super ProstaFlow PlusTM for prostate and urinary health. Our lead product from the TK Supplements® product line is Legendz XL®, a men’s dietary supplement in the male enhancement category. We recently completed a broad series of clinical studies that support important product claims, which have now been incorporated in our product packaging and marketing communications. Our next goal is to introduce Legendz XL® in retail stores, leveraging our infrastructure and retail distribution platform. If we are successful in achieving retail distribution, we then plan to increase the media spend for television and other media advertising to support this retail launch with the likely benefit that it would also generate additional direct to consumer, e-commerce sales.

The Company will also consider and pursue all other alternatives and strategies including, but not limited to, investments and acquisitions in other sectors and industries.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Nature of Our Business Following the Sale to Mylan” beginning on page 37.

Reasons for the Sale of the Acquired Assets

Our board of directors believes the proposed sale of the Acquired Assets to Mylan is in the best interests of the Company and our stockholders. Our board of directors has identified, among others, the following reasons for engaging in the proposed transaction:

●	We have limited capital resources thus limiting our ability to further innovate and expand our Cold-EEZE® product offerings to compete in the competitive cough and cold category where many other OTC product suppliers are larger and have significantly greater financial, technical or marketing resources than we do.

●	While our sales are currently derived principally from our Cold-EEZE® product offerings, this business is highly seasonal and has historically resulted in significant variations in operating results from quarter to quarter and from year to year. The category of cough and cold product sales, including our Cold-EEZE® sales, is highly correlated to the incidence of upper respiratory illness.

●	The Company desires to focus on and grow its PMI manufacturing business, ORXx and TK Supplements® product lines and to pursue other opportunities.

●	The ability of the Company to realize its net operating loss carryforwards prior to their expiration.

●	The ability of the Company to pay-off and retire its Secured Promissory Notes in advance of their maturity date of June 15, 2017.

●	The ability to return value to the stockholders. The Company seeks to deliver higher value to stockholders with greater market presence, but the ability to acquire brands has been limited due to the Company’s stock price and business fundamentals.

See “Proposal No. 1—Sale of the Acquired Assets—Reasons for the Sale of the Acquired Assets to Mylan” beginning on page 27.

Potential Drawbacks of the Sale to Mylan

In deciding how to vote on the proposal to sell the Acquired Assets to Mylan, you should consider the following potential drawbacks and other risks:

●	If the sale to Mylan is completed, we will have sold our primary intellectual property and primary source of revenue. Our remaining assets will consist primarily of the net proceeds from the transaction, our PMI Business, our Company Headquarters and assets relating to our ORXx and TK Supplements® brands, product lines and operations.

●	The prospects for our remaining operations, which will be limited to our PMI manufacturing business and facility and our ORXx and TK Supplements® product lines, are uncertain. Our ability to grow our PMI manufacturing business and operate it profitably is uncertain, and while management anticipates that the growth potential in the OTC dietary supplement line may be better than the OTC cold remedy line, the risks associated with introducing new products that do not leverage the Cold-EEZE® brand name may be higher. Therefore, no assurance can be made that our new product efforts will be successful.

●	As with any new product launch, we anticipate initial losses from the TK Supplements® product line as we optimize our strategy.

●	After the closing of the transaction, Mylan may assert claims for indemnification under the provisions of the Asset Purchase Agreement, and if successful, we would be required to pay to Mylan some or all of the net proceeds from the transaction, thus effectively reducing the Purchase Price.

●	One or more of our creditors, parties with which we have agreements, stockholders, or other third parties could assert claims against us, either before or after the closing, and seek damages or other remedies. We might be required to spend substantial time and resources defending any such claims, and any amounts paid to any such third parties would reduce the net amount received from the transaction.

●	The stockholders will not have any dissenter’s rights of appraisal under Delaware law.

●	The risks and costs to the Company if the sale of the Cold-EEZE® Business does not close, including the diversion of management and employee attention and disruption in our customer and distributor relationships.

See also those risks identified under the heading “Proposal No. 1—Sale of the Acquired Assets—Risk Factors” beginning on page 31.

Asset Purchase Agreement

The Asset Purchase Agreement is attached to this proxy statement as Appendix A. We encourage you to read the Asset Purchase Agreement in its entirety, as it is the legal document that governs the proposed transaction by and among us, MCH and Mylan Inc.

Representations and Warranties of the Parties

The Asset Purchase Agreement contains various customary representations and warranties made by each of the parties to the agreement. The principal representations and warranties we are making to Mylan include, among other things, the following representations and warranties: corporate organization and qualification; authority and enforceability of the Asset Purchase Agreement against us; no conflict between the transactions contemplated by the Asset Purchase Agreement and any Company charter document or any resolution adopted by our board of directors, any Cold-EEZE® Business Contract, or any law or governmental order applicable to the Company and the Cold-EEZE® Business; no governmental authorizations required to consummate the transactions contemplated by the Asset Purchase Agreement (except as otherwise described in the Asset Purchase Agreement); contracts and commitments; title, ownership and maintenance of the intellectual property included in the Acquired Assets; no infringement of any third parties’ intellectual property rights; no channel stuffing; title to Acquired Assets; permits; and regulatory compliance.

The principal representations and warranties made by Mylan to us include, among other things, the following representations and warranties: corporate organization; authority and enforceability of the Asset Purchase Agreement against Mylan; no conflict between the transactions contemplated by the Asset Purchase Agreement and any Mylan charter document, indenture, mortgage or loan or other agreement or instrument to which Mylan is a party, or any law or governmental order applicable to Mylan or any of its properties; no governmental authorizations required to consummate the transactions contemplated by the Asset Purchase Agreement; and sufficient funds to pay the Purchase Price.

For a more complete listing of representations and warranties made by the parties, please see “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Representations and Warranties” beginning on page 38.

Conditions to Completion of the Sale of the Acquired Assets

Each party’s obligation to complete the sale of the Acquired Assets under the Asset Purchase Agreement is subject to the prior satisfaction or waiver of certain conditions. The following list sets forth the material conditions that must be satisfied or waived before completion of the proposed transaction:

●	our stockholders have approved the sale of the Acquired Assets to Mylan;

●	no injunction, writ, temporary restraining order or other order or Law will be in effect which restrains or prohibits the sale of the Acquired Assets; and

●	all authorizations, orders and consents from any governmental authorities required under the Asset Purchase Agreement will have been obtained.

Our obligations to effect the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or fulfillment, at or before the closing, of a number of additional conditions, any of which may be waived, in writing, exclusively by us, including the following:

●	the representations and warranties of Mylan contained in the Asset Purchase Agreement will be true and correct in all material respects as of the closing date, with the same effect as if made on and as of the closing date (except as otherwise provided);

●	Mylan will have performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other Transaction Documents (as defined below) to be performed or complied with by Mylan on or before the closing date; and

●	Mylan will have delivered to the Company all deliverables required by the Asset Purchase Agreement.

Mylan’s obligations to effect the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or fulfillment, at or before the closing, of a number of additional conditions, any of which may be waived, in writing, exclusively by Mylan, including the following:

●	the representations and warranties of ProPhase contained in the Asset Purchase Agreement will be true and correct in all material respects as of the closing date, with the same effect as if made on and as of the closing date (except as otherwise provided);

●	we will have performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other Transaction Documents to be performed or complied with by it on or before the closing date;

●	no material adverse effect, event, development or change in the results of operations of the Cold-EEZE® Business or the Acquired Assets will have occurred; and

●	we will have delivered to Mylan all deliverables required by the Asset Purchase Agreement.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Conditions to Closing” beginning on page 45.

No Solicitation

Until the date of closing or earlier termination of the Asset Purchase Agreement, we have agreed that we will not solicit, initiate, seek or knowingly encourage any Seller Acquisition Proposal (as defined below) or otherwise participate in discussions or negotiations or approve or recommend any Seller Acquisition Proposal, except in compliance with the terms of the Asset Purchase Agreement.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Solicitation; Withdrawal of Recommendation by Our Board of Directors” beginning on page 43.

Our Indemnification Obligations

Subject to the limitations in the Asset Purchase Agreement, we have agreed to indemnify Mylan and other related persons for any damages incurred by Mylan or such related persons in connection with any breaches of our representations, warranties, covenants or agreements contained in the Asset Purchase Agreement, or in connection with the Retained Liabilities, and certain third party claims specified in the Asset Purchase Agreement. Generally, our representations and warranties survive for a period of 24 months after the closing date, other than the Fundamental Representations which survive until the expiration of the applicable statute of limitations, and Mylan may assert claims for indemnity during that period. In addition, there exists a limited indemnification cap with respect to a majority of the Company’s indemnification obligations with the exception of actual fraud, the breach of Fundamental Representations and certain other items, which have a larger indemnification cap (e.g., the Purchase Price).

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Our Indemnification Obligations” on page 48.

Mylan’s Indemnification Obligations

Mylan has agreed to indemnify us and other related persons for any damages incurred in connection with a breach of its representations and warranties, covenants and agreements contained in the Asset Purchase Agreement, and in connection with the Assumed Liabilities and certain third party claims specified in the Asset Purchase Agreement. Mylan’s representations and warranties survive for a period of 24 months after the closing date, and we may assert claims for indemnity during that period. In addition, there exists a limited indemnification cap with respect to a majority of Mylan’s indemnification obligations with the exception of actual fraud and certain other items, which have a larger indemnification cap (e.g., the Purchase Price).

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Our Indemnification Obligations” on page 48.

Termination of the Asset Purchase Agreement

The Asset Purchase Agreement may be terminated at any time prior to the closing:

●	by mutual written consent of the Company and Mylan;

●	by either the Company or Mylan, if:

●	the transaction has not been consummated by March 31, 2017 or such other date as the parties may agree in writing (the “Termination Date”) (subject to certain exceptions); provided, that Mylan may, in its sole discretion, upon written notice to the Company extend the Termination Date for up to 30 days;

●	a governmental entity or court issues an order, decree, ruling or other action which permanently restrains, enjoins or otherwise prohibits the completion of the sale of the Acquired Assets; or

●	our stockholders do not approve the proposed transaction.

●	by Mylan, upon written notice to the Company, if:

●	the Company materially breaches any representation, warranty, covenant or agreement such that Mylan’s conditions to closing would not be satisfied, subject to the Company’s opportunity to cure the breach as provided in the Asset Purchase Agreement;

●	our board of directors withdraws its recommendation to stockholders to vote in favor of the approval of Proposal No. 1; or

●	our management or board of directors, for any reason, fails to call and hold, within 60 days of the filing of this proxy statement, a special meeting to consider and approve the Asset Purchase Agreement or fails to include its recommendation to stockholders to vote in favor of the approval of Proposal No. 1 in the proxy statement; provided that such 60 day period will be automatically extended to 120 days in the event ProPhase is working in good faith to reconcile any outstanding claims, causes of action or comments of the Securities and Exchange Commission (the “SEC”).

●	by the Company, if:

●	Mylan materially breaches any representation, warranty, covenant or agreement such that the Company’s conditions to closing would not be satisfied, subject to Mylan’s opportunity to cure the breach as provided in the Asset Purchase Agreement; or

●	our board of directors authorizes a Seller Superior Offer (as defined below) and substantially concurrent with the termination of the Asset Purchase Agreement, we enter into an agreement with respect to such Seller Superior Offer that did not result from a material breach of the Asset Purchase Agreement.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Termination of the Asset Purchase Agreement” beginning on page 46.

ProPhase’s Obligations upon Termination

If the Asset Purchase Agreement is terminated for certain reasons, including a termination in connection with our board of directors approving a Seller Superior Offer, we will be required to pay Mylan a termination fee in the amount of $1,500,000.

If the Asset Purchase Agreement is terminated due to a material breach of the Asset Purchase Agreement by Mylan that would cause the closing conditions not to be satisfied or due to any decree, judgment injunction or other order permanently restraining, enjoining or otherwise prohibiting Mylan from consummating the transactions contemplated by the Asset Purchase Agreement, Mylan will be required to pay the Company a termination fee in the amount of $5,000,000.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Payment of Termination Fee” on page 47.

Post-Closing Agreements

The Asset Purchase Agreement contains certain covenants that will survive the closing of the transaction, including:

●	Generally, the Company and Mylan will each maintain in confidence, and cause their respective representatives to maintain in confidence, any information obtained from the other party (with certain limited exceptions) for a period of two years from the closing date and the Company will perpetually maintain in confidence information associated with the intellectual property rights acquired by Mylan;

●	the Company will not, and will not permit its subsidiaries to, directly or indirectly, for the period beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Mr. Ted Karkus, our Chairman and Chief Executive Officer, directly or indirectly, for the period beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Mr. Robert V. Cuddihy, Jr., our Executive Vice President, Chief Operating Officer and Chief Financial Officer, will not, directly or indirectly, for the period beginning on the closing date and ending on the specified dates thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for, as applicable, (i) cough, cold or flu or (ii) cough, cold or flu with zinc as the primary active ingredient (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Dr. Raouf Ghaderi, Head of Research and Development, will not, directly or indirectly, for the period of time beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu with zinc as the primary active ingredient (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	For the period beginning on the closing date and ending on a specified date thereafter, the Company, Mr. Ted Karkus, Mr. Robert V. Cuddihy, Jr. and Dr. Raouf Ghaderi (each, a “Restricted Party”) will not, and will cause the Company’s subsidiaries not to solicit, offer employment to or hire any person that is employed by Mylan in connection with the Cold-EEZE® Business; provided, however, that such Restricted Party shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by Mylan or (ii) soliciting, offering employment to or hiring a former employee of Mylan, whose employment has been terminated by Mylan; and

●	For the period beginning on the closing date and ending on a specified date thereafter, Mylan will not solicit, offer employment to or hire any person that is employed by the Company; provided, however, that Mylan shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by the Company or (ii) soliciting, offering employment to or hiring a former employee of the Company, whose employment has been terminated by the Company.

See “Proposal No. 1—Sale of the Acquired Assets—Asset Purchase Agreement—Covenants” beginning on page 40.

Recommendation of Our Board of Directors

Our board of directors has unanimously approved the proposed sale of the Acquired Assets to Mylan and recommends that you vote FOR Proposal No. 1.

See “Proposal No. 1—Sale of the Acquired Assets—Vote Required and Board Recommendation” on page 50.

Appraisal Rights

Under Delaware law, our stockholders will not have appraisal rights in connection with the proposed transaction.

See “Proposal No. 1—Sale of the Acquired Assets—Appraisal Rights” on page 30.

Material Federal Income Tax Consequences

The sale to Mylan is a taxable event to us. We will recognize a taxable gain in an amount equal to the cash received under the Asset Purchase Agreement, less our adjusted tax basis in the Acquired Assets (as defined below). Based upon preliminary estimates, we believe that all, or a significant portion, of our taxable gain for federal income tax purposes from the sale of the Acquired Assets will be offset to the extent of our current year losses from operations, the write-off for tax purposes of the tax-basis of the Acquired Assets and the available net operating loss carryforwards. However, for state income tax purposes, based upon the available state net operating loss carryforwards and corresponding limitations and we estimate an income tax expense arising from the sale of the Acquired Assets of $2.1 million. Our preliminary estimates could change depending upon the final income and expense components and related tax determination upon the sale of the Acquired Assets. The $2.1 million income tax expense has been reflected as a reduction in the net proceeds from the sale of the Acquired Assets. We do not anticipate any direct tax consequence to you as a result of the sale of the Acquired Assets to Mylan. At a future date, if ProPhase were to declare and pay a dividend to its stockholders, repurchase any outstanding shares in order to provide additional liquidity to stockholders or otherwise distribute net proceeds from the transaction to its stockholders, the stockholders may recognize a gain or loss in connection with any such dividend, repurchase or distribution.

See “Proposal No. 1—Sale of the Acquired Assets—Federal Income Tax Consequences” on page 30.

Regulatory Approvals

There are no material United States or state regulatory approvals required for the completion of the sale of the Acquired Assets to Mylan other than the approval of the Asset Purchase Agreement by our stockholders under the corporate law of the State of Delaware.

See “Proposal No. 1—Sale of the Acquired Assets—Regulatory Approvals” on page 30.

Accounting Treatment

If the sale of the Acquired Assets to Mylan is completed, we will record the sale in accordance with generally accepted accounting principles in the United States. Upon the completion of the sale, we will recognize a financial reporting gain equal to the net proceeds (the sum of the Purchase Price less the expenses relating to the asset sale) less the net book value of the assets sold and the fair value of the indemnification liability retained.

See “Proposal No. 1—Sale of the Acquired Assets—Accounting Treatment of the Asset Sale” on page 30.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Where and when is the special meeting of stockholders?

●	The special meeting will be held at [●]:00 a.m., local time, on [●], 2017, at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022.

Who is soliciting my proxy?

●	Our board of directors is soliciting proxies from each of our stockholders. We will pay the expenses of preparing and distributing this proxy statement and soliciting proxies, including the reasonable expenses incurred by brokers, dealers, banks and trustees or their nominees for forwarding solicitation materials to beneficial owners. In addition, the Company may retain an outside firm to assist in the solicitation of proxies for a fee.

Who is entitled to vote on the proposals?

●	Stockholders of record as of the close of business on [●], 2017, the record date, are entitled to notice of and to vote at the special meeting. Each share of common stock is entitled to one vote.

What am I being asked to vote on?

●	The first proposal you are being asked to approve is the sale of the Acquired Assets, consisting of intellectual property rights and other assets related to our Cold-EEZE® Business, to Mylan pursuant to the terms of the Asset Purchase Agreement, and the other transactions contemplated thereby. See “Proposal No. 1—Sale of the Acquired Assets” for a more detailed description of the proposed transaction with Mylan.

●	The second proposal you are being asked to approve is to grant discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1. See “Proposal No. 2—Grant Of Discretionary Authority To Adjourn The Special Meeting To Solicit Additional Proxies” for a more detailed description of Proposal No. 2.

What will happen if the sale to Mylan is approved by our stockholders?

●	If the sale of the Acquired Assets to Mylan is approved by our stockholders and the other conditions to closing of the sale are satisfied or waived, we will sell the Acquired Assets to Mylan under the terms of the Asset Purchase Agreement, as described in this proxy statement. Following the completion of the sale to Mylan, our remaining assets will consist primarily of the net proceeds from the transaction, our PMI Business, our Company Headquarters and our ORXx and TK Supplements® brands, product lines and operations.

Will any of the proceeds from the sale to Mylan be distributed to me as a stockholder?

●	It is not yet determined whether any of the proceeds from the sale will be distributed to stockholders. The proposed transaction described in this proxy statement does not contemplate an immediate distribution, by way of dividend or otherwise, to our stockholders of the net proceeds from the transaction, but our board of directors may in the future decide to declare a dividend of some portion of the Purchase Price, repurchase any outstanding shares in order to provide additional liquidity to stockholders or take some other action that might result in the stockholders receiving some of the net proceeds from the transaction. There can be no assurances that any such plan will be adopted or implemented. Please note that our representations and warranties in the Asset Purchase Agreement survive for a period of two years after the closing (subject to certain limited exceptions), most or all of the net proceeds from the transaction may need to be retained in order to fund continuing operations, satisfy our existing obligations to creditors and to provide for the possibility that Mylan will assert one or more claims for indemnity under the provisions of the Asset Purchase Agreement.

Will our common stock still be publicly traded if the sale to Mylan is completed?

●	Our common stock is currently traded on the NASDAQ Capital Market under the symbol “PRPH.” Following the completion of the proposed transaction, we expect that the common stock will continue to be traded on the NASDAQ Capital Market. However, it is not possible to predict the trading price of our common stock following the closing of the sale to Mylan. Accordingly, you may find it more difficult to dispose of your shares of common stock, and you may not be able to sell some or all of your shares of common stock when you desire. See “Risk Factors” on page 31 for a further discussion of some of these risks.

What are the risks of the proposed sale to Mylan?

●	If the sale to Mylan is completed, we will have sold our primary intellectual property and source of revenue. Our remaining assets will consist primarily of the net proceeds from the transaction and assets, our PMI Business, our Company Headquarters and our ORXx and TK Supplements® brands, product lines and operations.

●	While management anticipates that the growth potential in the OTC dietary supplement line may be better, the risks associated with introducing new products that do not leverage the Cold-EEZE® brand name may be higher. Therefore, no assurance can be made that our new product efforts will be successful.

●	The risk also exists that after the closing of the transaction, Mylan may assert claims for indemnification under the provisions of the Asset Purchase Agreement, and if successful, we would be required to pay to Mylan some or all of the net proceeds from the transaction, thus effectively reducing the Purchase Price.

●	One or more of our creditors, parties with which we have agreements, stockholders, or other third parties could assert claims against us after the closing and seek damages or other remedies. We might be required to spend substantial time and resources defending any such claims, and any amounts paid to any such third parties would reduce amounts available for potential distribution to stockholders.

●	The stockholders will not have any dissenter’s rights of appraisal under Delaware law.

●	The risks and costs to the Company if the sale of the Cold-EEZE® Business does not close, including the diversion of management and employee attention and disruption in our customer and distributor relationships.

These and other risks relating to the sale to Mylan that you should consider are more fully described under the heading “Risk Factors” starting on page 31.

What will happen if the sale to Mylan is not approved by our stockholders or is otherwise not completed?

●	If the stockholders of the Company do not approve the sale of the Acquired Assets to Mylan, then the sale to Mylan will not be consummated.

●	The Company may be required to raise additional capital or take on additional debt in order to fund current operations and pay any outstanding liabilities as they come due (e.g., the Secured Promissory Notes).

●	The Company would be obligated to pay to Mylan a termination fee of $1,500,000 if the Asset Purchase Agreement were terminated for certain reasons, including a termination in connection with our board of directors approving a Seller Superior Offer.

When is the sale to Mylan expected to be completed?

●	We expect to complete the sale to Mylan as soon as practicable after all of the conditions to closing the transaction have been satisfied or waived. We currently plan to complete the transaction as soon as possible following the special meeting of our stockholders, assuming our stockholders approve the sale to Mylan and the other conditions to the Asset Purchase Agreement are satisfied or waived. However, because the sale is subject to some conditions which are beyond our control, the exact timing of the completion of the transaction cannot be predicted. For a more complete description of the conditions to completion of the sale, see the section of this proxy statement entitled “Proposal No. 1—Sale of the Acquired Assets—The Asset Purchase Agreement—Conditions to Closing” on page 45.

What vote is required to approve Proposal No. 1, the sale of the assets of the Acquired Assets to Mylan as contemplated by the Asset Purchase Agreement?

●	The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this matter is required to approve Proposal No. 1, the sale of the Acquired Assets to Mylan as contemplated by the Asset Purchase Agreement. Our board of directors recommends that you vote “FOR” Proposal No. 1.

What vote is required to approve Proposal No. 2, the granting of discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1?

●	Assuming that a quorum is present for the meeting, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting is required to approve Proposal No. 2, granting discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies for Proposal No. 1. Our board of directors recommends that you vote “FOR” Proposal No. 2.

What do I need to do now?

●	After carefully reading and considering the information contained in this proxy statement, we urge you to complete, sign and date the enclosed proxy card and return it to us in the postage prepaid envelope as soon as possible so that your shares may be represented and voted at the special meeting. A majority of the outstanding shares of our common stock entitled to vote must be represented at the special meeting to enable us to conduct business at the special meeting. For a further discussion on the voting process, please see “General Information—Voting Procedures.”

Can I change my vote after I have mailed my signed proxy?

●	Yes. You can change your vote at any time before proxies are voted at the special meeting. You can change your vote in any one of three ways. First, you can send a written notice to our corporate Secretary at our principal executive offices, stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, we must receive the notice of revocation or the new proxy at our principal executive offices prior to the vote at the special meeting of stockholders. Third, you can attend the meeting and vote in person.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

●	If you do not give your broker or nominee specific instructions, your shares will not be voted on the proposals, and will not be counted in determining the number of shares voted in favor of the proposals. Your failure to give your broker or nominee specific instructions will have the same effect as a vote against Proposal No. 1, but will have no effect on Proposal No. 2, granting discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

What happens if I do not indicate how to vote my proxy?

●	If you sign and send in your proxy, but do not include instructions on how to vote your properly signed proxy card, your shares will be voted FOR Proposal No. 1 and 2.

Who can help answer my questions about the proposals?

●	If you have any questions about the proposals presented in this proxy statement, you should contact:

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

Attention: Ted Karkus

Chairman and Chief Executive Officer

(215) 345-0919

GENERAL INFORMATION

Voting Procedures

This proxy statement is being furnished in connection with the solicitation by the board of directors of ProPhase of proxies to be voted at the special meeting of stockholders of ProPhase to be held at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, on [●], 2017, at [●]:00 a.m., local time, and at any postponements or adjournments thereof. Only stockholders of record on [●], 2017 (the “Record Date”) will be entitled to vote at the special meeting. On the Record Date there were [●] outstanding shares of common stock. Each share of common stock outstanding on the Record Date is entitled to one vote on each matter to come before the special meeting.

At the special meeting, stockholders will be asked to vote to (i) approve the sale of the Acquired Assets, which constitutes the intellectual property and other assets relating to its Cold-EEZE® brand and product line, for cash pursuant to, and the other transactions contemplated by, the terms of the Asset Purchase Agreement (Proposal No. 1); (ii) grant discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1 (Proposal No. 2); and (iii) transact such other business as may properly come before the special meeting, as set forth in the notice of special meeting.

A quorum, consisting of a majority of our outstanding shares of common stock entitled to vote at the special meeting, will be required to be present in person or by proxy for the transaction of business at the special meeting.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this matter is required to approve Proposal No. 1, the Sale of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement, as described in this proxy statement. The affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting is required to approve Proposal No. 2, to grant discretionary authority to the persons named as proxies to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1.

Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion on non-routine matters, such as the sale of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement or the decision to grant discretionary authority to the persons named as proxies to vote in favor of any adjournments of the special meeting for the purpose of soliciting additional proxies, resulting in “broker non-votes.” Please note that:

●	Abstentions will be counted for the purpose of establishing a quorum at the special meeting, broker non-votes will not be counted for this purpose.

●	Abstentions and “broker non-votes” will have the same effect as a vote against Proposal No. 1, the Sale of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement.

●	Abstentions will have the same effect as a vote against Proposal No. 2, to grant discretionary authority to the persons named as proxies to vote in favor of any adjournments of the special meeting for the purpose of soliciting additional proxies, but “broker non-votes” will have no effect on Proposal No. 2.

All votes will be tabulated by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting of Proxies

General

Shares represented by a proxy will be voted at the special meeting as specified in the proxy.

Proxies without voting instructions

Proxies that are properly signed and dated but which do not contain voting instructions will be voted “FOR” each of the proposals.

Voting shares held through broker by proxy

If your shares of common stock are held by your broker, your broker will vote your shares for you if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker generally cannot vote your shares without specific instructions from you.

Voting of shares held through broker in person

If your shares of common stock are held by your broker and you wish to vote those shares in person at the special meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a stockholder of our company, authorizing you to act on behalf of the nominee at the special meeting and specifying the number of shares with respect to which the authorization is granted.

Other matters

If you sign and return the enclosed proxy card, you grant to the persons named in the proxy the authority to vote in their discretion on any other matters that may properly come before the special meeting or any adjournments or postponements of the special meeting. Our management does not presently know of any other matters to be brought before the special meeting.

Revocation of Proxies

Signing the enclosed proxy card will not prevent a record holder from voting in person at the special meeting or otherwise revoking the proxy. A record holder may revoke a proxy at any time before the special meeting in the following ways:

●	filing with our corporate Secretary, before the vote at the special meeting, a written notice of revocation bearing a later date than the proxy;

●	by executing a subsequently dated proxy relating to the same shares and delivering it to us before the vote at the special meeting; or

●	attending the special meeting and voting in person, although attendance at the special meeting will not by itself constitute a revocation of the proxy.

Record holders should send any written notice of revocation or subsequent proxy to our corporate Secretary, c/o ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901, or hand deliver the notice of revocation or subsequent proxy to our corporate Secretary before the vote at the special meeting. No revocation will be effective unless and until notice of such revocation has been received by us at or prior to the special meeting.

Persons Making the Solicitation

The enclosed proxy is solicited on behalf of our board of directors. Our employees may participate in the solicitation but will not receive any separate or additional compensation in connection therewith. The cost of soliciting proxies in the accompanying form will be borne by us. Proxies may also be solicited personally or by telephone by our directors and officers, without additional compensation therefor. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this proxy statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” or “continue” or the negative of these terms or other comparable terminology and include, without limitation, statements regarding: completion of the sale of the Acquired Assets to Mylan; potential indemnification payments relating to the sale to Mylan; the proceeds remaining from the Purchase Price after the payment of taxes; the transaction costs incurred in the sale to Mylan and the payment of unforeseen liabilities; management’s projections; our plans following the closing, including our ability to operate our remaining business; or our ability to distribute funds to stockholders following the closing, should the board decide to do so. These statements are based upon our current expectations, forecasts, and assumptions that are subject to risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those indicated by these forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: the ability to satisfy the conditions to closing, including, among others, our ability to obtain stockholder approval; the risk that unforeseen liabilities or contingencies will reduce the amount of net proceeds to us from the transaction; the risk that we will not have sufficient funds to operate our remaining business following the closing; the risk that we may have liabilities and expenses after the closing that are currently unforeseen; the risk that our operations will be disrupted in the event the proposed transaction does not close; the risk of unanticipated reactions of our creditors, stockholders or third parties with whom we have contracts to the proposed asset sale transaction; the risk that one or more third parties may seek to initiate bankruptcy proceedings against us or may initiate litigation challenging the proposed transaction; a change in economic conditions; our ability to retain needed qualified personnel; our ability to comply with the covenants contained in the Asset Purchase Agreement and other Transaction Documents; uncertainty regarding future actions by the FDA and other regulatory authorities concerning our products; and the other risks and uncertainties discussed under the heading “Risk Factors” in this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2015, and other reports we file from time to time with the SEC. We undertake no obligation to update any of the information included in this proxy statement, except as otherwise required by law.

PROPOSAL NO. 1—SALE OF THE ACQUIRED ASSETS

This section of the proxy statement describes certain aspects of the sale of the Acquired Assets. However, we recommend that you read carefully the complete Asset Purchase Agreement for the precise terms of the agreement and other information that may be important to you. The Asset Purchase Agreement is included in this proxy statement as Appendix A.

The Companies

ProPhase

General Development of Business

We are a manufacturer, marketer and distributor of a diversified range of homeopathic and health care products that are offered to the general public, including a large amount of OTC products and supplements (see “Manufacturing Facility” on page 24). We are also engaged in the research and development of potential OTC drugs, natural base health products along with supplements, personal care and cosmeceutical products.

Our primary business is the manufacture, distribution, marketing and sale of OTC health care and cold remedy products to consumers through national chain, regional, specialty and local retail stores. Our flagship brand is Cold-EEZE® and our principal product is Cold-EEZE® cold remedy zinc gluconate lozenges, proven in clinical studies to reduce the duration and severity of symptoms of the common cold. In addition to Cold-EEZE® cold remedy lozenges, we market and distribute non-lozenge forms of our proprietary zinc gluconate formulation, (i) Cold-EEZE® cold remedy QuickMelts®, and (ii) Cold-EEZE® cold remedy Oral Spray. Our Cold-EEZE® QuickMelts® products are based on our proprietary zinc gluconate formulation in combination with certain (i) immune system support, (ii) energy, (iii) sleep and relaxation, and/or (iv) cold and flu symptom relieving active ingredients.

In Fiscal 2016, we expanded our Cold-EEZE® product line further to include (i) Cold-EEZE® Gummies Multi-Symptom Relief for Cold and Flu and (ii) Cold-EEZE® Nighttime Multi-Symptom Relief for Cold and Flu QuickMelts®. Shipments began for these two new products in the third quarter of Fiscal 2016. In Fiscal 2015, we introduced three new Cold-EEZE® product line extensions: (i) a Cold-EEZE® Multi-Symptom Relief for Cold and Flu lozenge, (ii) a Cold-EEZE® Daytime and Nighttime Multi-Symptom Relief in liquid form for each of adults and children, and (iii) Cold-EEZE® Natural Allergy Relief caplets for indoor and outdoor allergies. Shipments for these three new Cold-EEZE® product line extensions began in the third quarter of Fiscal 2015.

Cold-EEZE® is an established product in the health care and cough-cold market. Our revenues have come principally from our OTC health care and cold remedy products. Our net sales are related to markets in the United States.

We are also pursuing a series of new product development and pre-commercialization initiatives in the dietary supplement category. Initial dietary supplement product development activities were completed in the fourth quarter of Fiscal 2015 under the brand name of TK Supplements®. The inaugural TK Supplements® product line is comprised of three men’s health products: (i) Legendz XL® for sexual health, (ii) Triple Edge XLTM, a daily energy booster plus testosterone support, and (iii) Super ProstaFlow PlusTM for prostate and urinary health.

Description of Business Operations

Cold-EEZE® is our most popular OTC health care and cold remedy product. Cold-EEZE® cold remedy lozenges, QuickMelts®, Gummies and Oral Spray benefits are derived from our proprietary zinc gluconate formulation. Cold-EEZE® cold remedy lozenges effectiveness has been substantiated in two double-blind clinical studies proving that Cold-EEZE® cold remedy lozenges reduce the duration of the common cold by 42%. We acquired worldwide manufacturing and distribution rights to our lozenge formulation in 1992 and commenced national marketing in 1996. In addition to our lozenge product, the Cold-EEZE® Cold Remedy proprietary zinc gluconate formulation is available in three additional cold remedy delivery forms, (i) a fast dissolving QuickMelts® (ii) Gummies and (iii) an Oral Spray. We also offer our product line extensions (i) a Cold-EEZE® Multi-Symptom, Relief for Cold and Flu lozenge, (ii) a Cold-EEZE® Daytime and Nighttime Multi-Symptom Relief in liquid form for each of adults and children, and (iii) Cold-EEZE® Natural Allergy Relief caplets for indoor and outdoor allergies.

Our business operations are currently concentrated on the development, manufacturing, marketing and distribution of our proprietary Cold-EEZE® cold remedy lozenge products and on the development of various product extensions. Our product line of OTC health care and cold remedy products are reviewed regularly to identify new consumer opportunities and/or trends in flavor, convenience, packaging and delivery systems or forms to help improve market share for our products.

Initial dietary supplement product development activities were completed in the fourth quarter of Fiscal 2015 under the brand name of TK Supplements®. The inaugural TK Supplements® product line is comprised of three men’s health products: (i) Legendz XL® for sexual health, (ii) Triple Edge XLTM, a daily energy booster plus testosterone support, and (iii) Super ProstaFlow PlusTM for prostate and urinary health.

Additionally, we are actively exploring new product technologies, applications, product line extensions and other new product opportunities consistent with our Company and brand image, and our standard of proven consumer benefit and efficacy.

Manufacturing Facility

Our wholly owned subsidiary, Pharmaloz Manufacturing, Inc. (“PMI”), produces our Cold-EEZE® cold remedy lozenges and other products in addition to performing operational tasks such as warehousing, customer order processing and shipping. Our PMI facility is located in Lebanon, Pennsylvania. Additionally, our PMI facility is a FDA registered facility that engages in contract manufacturing and distribution activities. PMI will continue to manufacture a large and diverse amount of OTC products and supplements for the Company and third parties.

OTC Health Care and Cold-Remedy Products

The zinc gluconate formulation is the foundation of our brand; Cold-EEZE® health care and cold remedy products which are distributed principally in the United States. Cold-EEZE® cold remedy products are an OTC consumer product used to reduce the duration of the common cold. We have substantiated the effectiveness of Cold-EEZE® cold remedy lozenges through a variety of studies.

We also manufacture, market and distribute organic cough drops and a Vitamin C supplement and perform contract manufacturing services of cough drop, dietary supplements, and other OTC cold remedy products for third parties.

Patents, Trademarks, Royalty and Commission Agreements

We do not currently own patents for our OTC health care and cold-remedy products. We maintain various trademarks for each of our products including Cold-EEZE®, QuickMelts®, ORXx Complete™ and ORXx Defense™, TK Supplements®, Legendz XL®, TripleEdge XLTM and Super ProstaFlow PlusTM.

We currently own various domestic and international patents covering certain product development initiatives principally developed under our PMI subsidiary operations. To date, we have not realized any meaningful levels of revenues from such patents and we suspended in Fiscal 2009 any further commercialization efforts for various products under such patents.

Mylan

Mylan was incorporated in Pennsylvania in 1970 and maintains its principal executive offices in Canonsburg, Pennsylvania. Mylan is a global pharmaceutical company, which develops, licenses, manufactures, markets and distributes generic, branded generic and specialty pharmaceuticals. Mylan offers one of the industry’s broadest product portfolios, including more than 2,700 marketed products, to customers in more than 165 countries and territories. Mylan operates a global, high quality vertically-integrated manufacturing platform, which includes more than 50 manufacturing and R&D facilities around the world and one of the world’s largest active pharmaceutical ingredient operations. Mylan also operates a strong R&D network that has consistently delivered a robust product pipeline.

MCH

MCH is the U.S. over-the-counter division of Stockholm-based Meda AB, a global specialty pharmaceutical company, which was acquired by Mylan N.V., the parent company of Mylan, on August 5, 2016.

Background of the Sale of the Acquired Assets

The terms and conditions of the Asset Purchase Agreement and the asset sale are the result of arm’s length negotiations between the representatives of Mylan and the Company’s management. Set forth below is a summary of the background of events that led to the decisions of the board of directors to enter into negotiations with Mylan and the asset sale transaction.

The board of directors and management have continually engaged in a review of the Company’s business plans and other strategic opportunities, including the evaluation of the market in which ProPhase competes, the possibility of pursuing strategic alternatives, such as acquisitions, and the possible sale of the Company, each with the view towards maximizing stockholder value. In the spring of 2016, the Company initiated a process to explore and evaluate a wide range of strategic initiatives and alternatives to further enhance stockholder value. These alternatives included the possible sale of the Cold-EEZE® Business and a range of potential acquisitions. In June of 2016, the Company engaged Bourne Partners, a boutique investment bank focused on the consumer health and pharmaceutical industries, to assist in the strategic review. This process was approved by the board of directors.

On October 27, 2016, the board of directors held a telephonic meeting and received an update from management on the initial sales process. Management and Bourne Partners initiated the sales process by distributing a one-page summary detailing the opportunity to acquire the Cold-EEZE® Business to approximately 70 potential acquirers. Following the distribution of the one-page summaries, approximately 35 potential acquirers entered into non-disclosure agreements to facilitate due diligence on ProPhase and the Cold-EEZE® Business. Of the approximately 35 potential acquirers who entered into non-disclosure agreements, approximately ten potential acquirers provided non-binding bids for the Cold-EEZE® Business. The board of directors and management reviewed each bid thoroughly and determined that four were worth pursuing in view of the proposed consideration to be paid to the Company and such bidder’s ability to consummate the transaction. Management then provided a full presentation to such bidders, and each was provided with access to a data-site to undertake the due diligence process on the Cold-EEZE® Business. The board of directors authorized management to continue the sales process.

On December 14, 2016, the board of directors held a telephonic meeting and received an update from management informing the board of directors that two of the four final bidders would not proceed on terms the Company would find acceptable. Regarding the other two bidders, the board of directors was advised of the general terms of each bid. The board of directors directed management to continue the sales process. Accordingly, the Company continued to negotiate with the bidders and revise the draft transaction documents.

During this process, management of the Company concluded that the Mylan bid was more favorable to the Company and that a transaction with Mylan was more likely to be consummated.

On December 19, 2016, the board of directors held a telephonic meeting and received an update on the status of the sales process from management. The board of directors advised management to continue to actively pursue the Mylan proposal regarding the sale of the Cold-EEZE® Business. Management, Bourne Partners and the Company’s legal counsel continued to negotiate with Mylan and revise the draft transaction documents accordingly.

On January 5, 2017, the board of directors held a telephonic meeting and engaged in a discussion regarding the proposed sale of the Cold-EEZE® Business. Approximately two days prior to the meeting, the board of directors received copies of the Asset Purchase Agreement and other transaction documents. At the meeting, Management and the Company’s legal counsel also summarized in detail the terms and conditions of the Asset Purchase Agreement and other transaction documents. In addition to discussing the documents in depth (including any changes incorporated in the Asset Purchase Agreement and other transaction documents between the time of the distribution of the documents to the board of directors and the telephonic meeting), management informed the board of directors that a new bidder had surfaced. After a thorough discussion, the board of directors determined that the new bidder’s proposal was less favorable than the proposal submitted by Mylan due, in part, to the conditionality and other terms of that offer. The board of directors also concluded that the proposed transaction with Mylan was the more favorable alternative for maximizing the return to the Company’s stockholders and enabling the Company to focus on its PMI manufacturing business and facility and pursue its TK Supplements® product line, and other opportunities. The board of directors noted that to delay negotiations for the new bidder’s proposal would increase the risk of losing Mylan’s proposal. The board of directors unanimously voted to approve the sale of the Cold-EEZE® Business to Mylan on the terms presented to the board. In addition, the board of directors authorized management to continue to negotiate, finalize and thereafter enter into the Asset Purchase Agreement and Transaction Documents relating to the asset sale. The board of directors also authorized soliciting the vote of the stockholders with respect to the proposed asset sale.

During the course of negotiations with Mylan, the Company inquired whether Mylan would have any interest in the purchase of PMI (including the manufacturing facility owned and operated by PMI), and whether Mylan would consider a transaction structured as an acquisition of all of the issued and outstanding shares of the Company. Mylan indicated that it would not be interested in such a transaction, in part because such a transaction would require Mylan to acquire the Company’s plant, property, equipment, employees and lines of business, and assume liabilities, unrelated to the Cold-EEZE® brand.

The board of directors did not seek or obtain a fairness opinion from an investment bank or other firm that the consideration to be paid for the Acquired Assets is fair from a financial point of view to ProPhase’s stockholders. The board of directors considered both the extensive sales process and arm’s length negotiations engaged in by the Company as providing an effective market check. The board of directors considered the costs and time involved in seeking and obtaining a fairness opinion, particularly in light of the Company’s cash position and prospects, and concluded that the costs of obtaining a fairness opinion from a third party would be disproportionately higher than any corresponding benefits that would be realized by obtaining such an opinion and that the proposed transaction with Mylan was the best alternative for maximizing the return to the Company’s stockholders.

Reasons for the Sale of the Acquired Assets to Mylan

The following discussion of the reasons for the asset sale of ProPhase contains a number of forward-looking statements that reflect the current views of ProPhase with respect to future events that may have an effect on its financial performance. There can be no assurance that the benefits of the transaction anticipated by the board will actually be achieved. See “Risk Factors.” Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors could cause or contribute to differences in results and outcomes include those discussed in “Forward Looking Statements” and “Risk Factors.”

The ProPhase board of directors has unanimously determined that the terms of the Asset Purchase Agreement are fair to and in the best interests of ProPhase and its stockholders, and has unanimously approved the Asset Purchase Agreement. In reaching its determination to approve the sale of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement and related agreements, the board of directors consulted with our management and considered the advice of legal counsel, and considered a number of factors. In reaching its determination to sell the Acquired Assets, our board of directors identified and considered a number of factors, including those described below:

●	We have limited capital resources thus limiting our ability to further innovate and expand our Cold-EEZE® product offerings to compete in the competitive cough and cold category where many other OTC product suppliers are larger and have significantly greater financial, technical or marketing resources than we do.

●	While our sales are currently derived principally from our Cold-EEZE® product offerings, this business is highly seasonal and has historically resulted in significant variations in operating results from quarter to quarter. The category of cough and cold product sales, including our Cold-EEZE® sales, is highly correlated to the incidence of upper respiratory illness.

●	The Company desires to focus on and grow its PMI manufacturing business, ORXx and TK Supplements® brands, product lines and operations, and to pursue other opportunities.

●	The ability of the Company to realize its net operating loss carryforwards prior to their expiration.

●	The ability of the Company to pay-off and retire its Secured Promissory Notes in advance of their maturity date of June 15, 2017.

●	The ability to return value to the stockholders. The Company seeks to deliver higher value to stockholders with greater market presence, but the ability to acquire brands has been limited due to the Company’s stock price and business fundamentals.

The foregoing discussion of these factors is not meant to be exhaustive, but includes all of the material factors considered by the ProPhase board of directors. The ProPhase board of directors viewed its recommendation to approve the asset sale transaction as being based upon its business judgment in light of ProPhase’s financial position and the totality of the information presented and considered, and the overall effect of the asset sale on the stockholders of ProPhase compared to continuing to own the Acquired Assets to be sold to Mylan or pursuing other discussions with other parties concerning a possible transaction.

Potential Drawbacks of the Sale to Mylan

In deciding how to vote on the proposal to sell the Acquired Assets to Mylan, you should consider the following potential drawbacks and other risks:

●	If the sale to Mylan is completed, we will have sold our primary intellectual property and primary source of revenue. Our remaining assets will consist primarily of the net proceeds from the transaction, our PMI Business, our Company Headquarters, and assets relating to our ORXx and TK Supplements® brands, product lines and operations.

●	The prospects for our remaining operations, which will be limited to our PMI manufacturing business and facility and our ORXx and TK Supplements® product lines, are uncertain. Our ability to grow our PMI manufacturing business and operate it profitably is uncertain, and while management anticipates that the growth potential in the OTC dietary supplement line may be better than the OTC health care and cold remedy line, the risks associated with introducing new products that do not leverage the Cold-EEZE® brand name may be higher. Therefore, no assurance can be made that our new product efforts will be successful.

●	As with any new product launch, we anticipate losses from the TK Supplements® product line as we optimize our strategy.

●	After the closing of the transaction, Mylan may assert claims for indemnification under the provisions of the Asset Purchase Agreement, and if successful, we would be required to pay to Mylan some or all of the net proceeds from the transaction, thus effectively reducing the Purchase Price.

●	One or more of our creditors, parties with which we have agreements, stockholders, or other third parties could assert claims against us, either before or after the closing, and seek damages or other remedies. We might be required to spend substantial time and resources defending any such claims, and any amounts paid to any such third parties would reduce the net amount received from the transaction.

●	The stockholders will not have any dissenter’s rights of appraisal under Delaware law.

●	The risks and costs to the Company if the sale of the Cold-EEZE® Business does not close, including the diversion of management and employee attention and disruption in our customer and distributor relationships.

Our board of directors also considered the numerous risks associated with either engaging in the proposed sale to Mylan or failing to engage in the proposed sale, as further described below under the heading “Risk Factors—Special Considerations Regarding the Proposal to Sell the Acquired Assets to Mylan.” These risks, which should be considered by you in determining how to vote for this proposal, include the following:

●	the risk that the transaction with Mylan may not be completed due to the failure to satisfy or waive conditions to closing;

●	the fact that our stockholders will not receive any of the proceeds from the sale of the Acquired Assets unless we subsequently distribute those funds to our stockholders by means of a special dividend, repurchase of any outstanding shares in order to provide additional liquidity to stockholders or take alternative action;

●	the fact that under the Asset Purchase Agreement, we remain exposed to certain contingent liabilities relating to the Acquired Assets, which could adversely affect our ability to pursue our remaining business operations following the closing;

●	the fact that unforeseen liabilities and expenses may be incurred that may limit the amount of after tax net proceeds from the sale to Mylan that are available to fund our remaining business activities;

●	the fact that under certain circumstances, we may be required to pay a termination fee to Mylan if the transaction is not completed and we engage in another Seller Acquisition Transaction (defined below);

●	the fact that if our stockholders do not approve the sale of the Acquired Assets, there may not be any other offers from potential acquirers;

●	the fact that the failure to complete the sale to Mylan may result in a decrease in the market value of our common stock and may increase doubt about our continued viability; and

●	the fact that following the closing of the sale to Mylan, our stockholders’ ability to sell their stock may be limited.

The foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive, but does include the material factors considered. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the board of directors, it is not practical to quantify, rank, or otherwise assign relative or specific weights to the factors considered. In addition, the board of directors did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor. Instead, the board of directors conducted an overall analysis of the factors described above, including discussions with management and legal advisors. In considering the factors described above, individual members of the board of directors may have given different weight to different factors. After taking into consideration all of the factors set forth above, our board of directors, following consultation with its legal advisors, concluded that the sale to Mylan is fair to, and in the best interests of, the Company and our stockholders, and that we should proceed with the sale.

Recommendation of the Board of Directors

The board of directors has determined that the sale of the Acquired Assets to Mylan is fair to, and in the best interests of, the Company and our stockholders. The board of directors unanimously approved the Asset Purchase Agreement and the proposed sale contemplated thereby, and unanimously recommends that the stockholders vote in favor of the proposal to sell the assets of the Acquired Assets to Mylan, pursuant to the Asset Purchase Agreement, including the transactions contemplated thereby.

Regulatory Approvals

There are no material United States or state regulatory approvals required for the completion of the sale to Mylan other than the approval of the Asset Purchase Agreement by our stockholders under the corporate law of the State of Delaware.

Appraisal Rights

Under Delaware law, our stockholders do not have appraisal rights in connection with the proposed asset sale transaction.

Federal Income Tax Consequences

The following is a summary of the principal material United States federal income tax consequences relating to the proposed sale of the Acquired Assets to Mylan. The summary does not consider the effect of any applicable foreign, state, local or other tax laws nor does it address tax consequences applicable to stockholders that may be subject to special federal income tax rules. The following summary is based on the current provisions of the Internal Revenue Code, existing, temporary, and proposed Treasury regulations thereunder, and current administrative rulings and court decisions. Future legislative, judicial or administrative actions or decisions, which may be retroactive in effect, may affect the accuracy of any statements in this summary with respect to the transactions entered into or contemplated prior to the effective date of those changes.

The sale to Mylan is a taxable event to us. We will recognize taxable gain in an amount equal to the cash received under the Asset Purchase Agreement, less our adjusted tax basis in the Acquired Assets. Based upon preliminary estimates, we believe that all, or a significant portion, of our taxable gain for federal income tax purposes from the sale of the Acquired Assets will be offset to the extent of our current year losses from operations, the write-off for tax purposes of the tax-basis of the Acquired Assets and the available net operating loss carryforwards. However, for state income tax purposes, based upon the available state net operating loss carryforwards and corresponding limitations and we estimate an income tax expense arising from the sale of the Acquired Assets of $2.1 million. Our preliminary estimates could change depending upon the final income and expense components and related tax determination upon the sale of the Acquired Assets. The $2.1 million income tax expense has been reflected as a reduction in the net proceeds from the sale of the Acquired Assets. We do not anticipate any direct tax consequence to you as a result of the sale to Mylan. At a future date, if ProPhase were to declare and pay dividend to its stockholders, repurchase any outstanding shares in order to provide additional liquidity to stockholders or otherwise distribute proceeds from the transaction to its stockholders, the stockholders may recognize gain or loss in connection with any such dividend, repurchase or distribution.

The taxable gain will differ from the gain to be reported in our financial statements due to temporary tax differences and certain other differences between the tax laws and generally accepted accounting principles.

We do not anticipate any direct tax consequence to you as a result of the sale to Mylan. Each holder of our common stock is urged to consult his or her own tax advisor as to the federal income tax consequences of the sale, and also as to any state, local, foreign or other tax consequences based on his or her own particular facts and circumstances.

Accounting Treatment of the Asset Sale

If the Asset Purchase Agreement and the sale of the Acquired Assets to Mylan are approved by our stockholders as described in this proxy statement, we will record the sale in accordance with generally accepted accounting principles in the United States. Upon the completion of the sale to Mylan, we will recognize a financial reporting gain equal to the net proceeds (the sum of the purchase price less the expenses relating to the sale) less the net book value of the assets sold and the fair value of the indemnification liability retained.

RISK FACTORS

You should carefully consider the special considerations described below as well as other information provided to you in this proxy statement in deciding how to vote on the proposal to sell the Acquired Assets.

Special Considerations Regarding the Proposal to Sell the Acquired Assets to Mylan

By completing the sale to Mylan, our remaining business and assets will be limited.

By selling the Acquired Assets, we will be selling substantially all of our intellectual property assets. Our remaining assets will consist primarily of the net proceeds from the transaction, our PMI Business, our Company Headquarters and our ORXx and TK Supplements® brands, product lines and operations. We may invest in other intellectual property in the future or seek to merge, be acquired by or combine with another company that has products or technologies, but we have no current specific plans to do so at this time. This increases our business risk because we will be less diversified than before the sale of the Acquired Assets to Mylan and because our remaining business is very limited.

You will have no continuing rights or interest in the Cold-EEZE® Business being sold to Mylan.

If Mylan is successful in operating the Cold-EEZE® Business or ultimately sells it to a third party at a profit, current stockholders will not be entitled to receive profits or returns.

The amount of net proceeds that we will receive is subject to uncertainties.

Pursuant to the Asset Purchase Agreement, the amount that we receive from Mylan is subject to reduction after the closing if Mylan successfully asserts claims to indemnification pursuant to the indemnification provisions of the Asset Purchase Agreement. Further, we may have unforeseen liabilities and expenses that must be satisfied from the after tax net proceeds of the sale to Mylan, leaving less to fund our remaining operations. If we do not have sufficient cash to fund our remaining operations, we may need to seek to raise equity or debt financing or sell additional assets, which may not be possible under satisfactory terms, if at all.

The Asset Purchase Agreement will expose us to contingent liabilities up to an amount equal to the Purchase Price for the Acquired Assets, which could adversely affect our ability to pursue our remaining business operations or our ability to pursue other alternatives following the closing.

In the Asset Purchase Agreement we have made customary representations and warranties to Mylan, which are described below under the heading “Asset Purchase Agreement; Representations and Warranties.” Pursuant to the Asset Purchase Agreement, we agreed to indemnify Mylan for any losses from breaches of most of our representations, warranties or covenants that occur, in most cases, within 24 months after the closing date of the sale to Mylan. A breach by us of the Fundamental Representations would expose us to indemnification payments up to the Purchase Price. The payment of any such indemnification obligations could adversely impact our cash resources following the completion of the sale to Mylan and our ability to pursue other alternatives after the closing, including transactions with third parties, distribution of funds to stockholders or dissolution or liquidation of our company.

You are not guaranteed to receive any of the proceeds from the sale of the Acquired Assets.

The Purchase Price for the Acquired Assets (less the Escrow Amount) will be paid directly to ProPhase. We have not, at this time, approved or adopted any plans to distribute any of the net proceeds to our stockholders by way of dividend, issuer tender offer, dissolution or otherwise. For that reason, as well as the possibility of indemnification claims or other unforeseen obligations after the closing that reduce the amount of net proceeds to us from the transaction, there is no assurance that you will receive any specific amount of net proceeds from the sale of the Acquired Assets. At a future date, the board of directors may declare and pay a dividend to its stockholders, repurchase any outstanding shares in order to provide additional liquidity to stockholders or otherwise distribute net proceeds from the transaction to the stockholders.

We may be required to pay a termination fee to Mylan if the transaction is not completed and we engage in another transaction.

The Asset Purchase Agreement requires us to pay Mylan a termination fee if the Asset Purchase Agreement is terminated prior to completion under certain cases. If Mylan terminates the Asset Purchase Agreement as a result of a triggering event (as described herein under “Termination of the Asset Purchase Agreement”), which includes approval by ProPhase of a Seller Superior Offer with a third party that our board of directors concludes is superior to the proposed transaction with Mylan, then we must pay Mylan a termination fee equal to $1,500,000. If we are required to pay Mylan a termination fee we might not have sufficient funds to pay the termination fee, and, our business could be seriously harmed.

The Company may not receive any competing transaction proposals or Seller Superior Offers, including as a result of the termination fee payable to Mylan.

The Asset Purchase Agreement requires us to pay Mylan a termination fee equal to $1,500,000 if the Asset Purchase Agreement is terminated prior to completion, including in the event of an approval by ProPhase of a Seller Superior Offer with a third party that our board of directors concludes is superior to the proposed transaction with Mylan. The amount of this termination fee may have the effect of causing other potential third-party buyers to not submit a proposal to buy either the Company and its subsidiaries or their assets at a higher price or to enter into a more favorable alternative transaction.

If the sale to Mylan is not completed, we may explore other potential transactions but there may not be any other offers from potential acquirers.

If the sale to Mylan is not completed, we may explore other strategic alternatives, including a sale of our assets to, or a business combination with, another party. There can be no assurance that any potential transaction will provide consideration equal to or greater than the price proposed to be paid by Mylan in the transaction, or that we will be able to complete any alternative transaction.

If the sale to Mylan is not completed, we may need to raise additional capital.

If the sale to Mylan is not completed, we may be required to raise additional capital or take on additional debt to fund current operations. In addition, the Company is obligated to pay off the Secured Promissory Notes in 2017 and may need to find additional capital to do so.

Our common stock may be less liquid after the transaction, and you may find it more difficult to dispose of your shares.

Our common stock is currently traded on the NASDAQ Capital Market under the symbol “PRPH.” Following the completion of the proposed transaction, we expect that the common stock will continue to be traded on the NASDAQ Capital Market. However, it is not possible to predict the trading price of our common stock following the closing of the sale to Mylan. It is likely that there will only be limited trading volume in our common stock following the closing of the sale to Mylan. Accordingly, you may find it more difficult to dispose of your shares of common stock and you may not be able to sell some or all of your shares of common stock when and at such times as you desire.

The failure to complete the sale of the Acquired Assets will likely result in a decrease in the market value of our common stock and will create substantial doubt as to our ability to continue as an ongoing business.

The sale of the Acquired Assets is subject to a number of contingencies, including approval by our stockholders and other customary closing conditions. We cannot predict whether we will succeed in obtaining the approval of our stockholders. As a result, we cannot assure you that the sale of the Acquired Assets will be completed. If our stockholders fail to approve the proposal to sell the Acquired Assets to Mylan at the special meeting or if the sale of the Acquired Assets is not completed for any other reason, the market price of our common stock would likely decline, and there would be substantial doubt as to our ability to continue as a going concern.

While the sale of the Acquired Assets is pending, it creates uncertainty about our future which could have a material adverse effect on our business, financial condition and results of operations.

While the sale of the Acquired Assets is pending, it creates uncertainty about our future. As a result of this uncertainty, our current or potential business partners may decide to delay, defer or cancel entering into new business arrangements with us pending completion or termination of the sale of the Acquired Assets. In addition, while the sale of the Acquired Assets is pending, we are subject to a number of risks, including:

●	the diversion of management and employee attention from our day-to-day business;

●	the potential disruption to business partners and other service providers;

●	the loss of employees who may depart due to their concern about losing their jobs following the sale of the Acquired Assets; and

●	we may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operations. Additionally, we have incurred substantial transaction costs and diversion of management resources in connection with the sale of the Acquired Assets, and we will continue to do so until the closing.

ASSET PURCHASE AGREEMENT

We believe this summary describes the material terms of the Asset Purchase Agreement. However, we recommend that you read carefully the complete agreement for the precise terms of the Asset Purchase Agreement and other information that may be important to you. The Asset Purchase Agreement is included in this proxy statement as Appendix A.

Assets to Be Sold

Subject to and upon the terms and conditions of the Asset Purchase Agreement, we are selling to Mylan all of our right, title and interest in and to the assets and properties used in connection with or relating to the Cold-EEZE® Business (the “Acquired Assets“). The Acquired Assets include:

●	certain Contracts related to the Cold-EEZE® Business;

●	the Company’s books, records, files, designs, specifications, customer lists, supplier lists, information, reports, correspondence, literature and other sales material, computer software, magnetic media, and other data and similar materials related to or used in the Cold-EEZE® Business or the Acquired Assets (other than board minutes and stockholder minutes);

●	all Intellectual Property related to the Business and the Acquired Assets, including written license agreements relating to intellectual property to which the Company is a party and which are included in the Acquired Assets;

●	certain non-U.S. Intellectual Property;

●	all advertising, marketing and promotional materials used in the marketing of the Products;

●	all existing and available technical information, know-how and data, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, drawings and other technology related to the Cold-EEZE® Business or the manufacture, registration, use or commercialization of the Products, including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, safety, quality control, preclinical and clinical data and studies relevant to the manufacture, registration, use or commercialization of the Products, in each case that are in existence, reasonably accessible, owned by and available to the Company and/or its affiliates on the closing date (the “Know-How”);

●	the license of certain trademarks pursuant to a Trademark Consent Letter, to be executed by the Company and Mylan on the closing date;

●	certain tools, dies, cuts, stamps and other machinery used in the Cold-EEZE® Business or containing the term “Cold-EEZE®” (but not including items that can be used for other products or that have a use outside of the Cold-EEZE® branded products; and

●	certain other assets and properties identified in the Asset Purchase Agreement.

Assets to be Retained

If the proposed transaction is completed, we will retain the following Excluded Assets related to the Cold-EEZE® Business, in addition to our PMI Business, our Company Headquarters, and our ORXx and TK Supplements® brands, product lines and operations:

●	the corporate seals, charter documents, minute books, books of account or other records having to do with the corporate organization of the Company;

●	the tax returns and books of account or other records with respect to the taxes and financial records of the Company;

●	all income tax net operating loss carryforwards of the Company;

●	all accounts receivable;

●	all cash and cash equivalents;

●	all rights which accrue or will accrue to the Company under the Asset Purchase Agreement;

●	the Company’s personnel records and copies of any other records that the Company and its affiliates are required by law to retain in their possession;

●	all known or unknown, liquidated or unliquidated, contingent or fixed, rights, claims or causes of action, choses in action, rights of recovery and rights of set-off of any kind, and indemnities against any person that the Company may have against any person but only to the extent related to the Excluded Assets or Retained Liabilities;

●	all claims for refunds of taxes and other governmental charges of whatever nature with respect to the Acquired Assets for pre-closing periods;

●	all rights of the Company under the Cold-EEZE® Business Contracts that are not assigned to Mylan;

●	all causes of action (including counterclaims) whether known or unknown, absolute, contingent (or based on a contingency) or otherwise, and defenses (A) to the extent not arising from or relating to the Acquired Assets or Assumed Liabilities as well as any books, records and privileged information relating thereto or (B) relating to any period through the closing to the extent that the assertion of such cause of action or defense is necessary or useful in defending any claim that may be asserted against the Company;

●	all insurance policies and related Contracts and all rights thereunder (including the right to make claims thereunder and to the proceeds thereof);

●	all claims and rights against any officer, director, member, manager, or employee of the Company (in their capacity as an employee but not in any other capacity) following the closing;

●	all benefit plans and all trust agreements, insurance policies and administrative service and other contracts relating to such;

●	all records and reports prepared or received by the Company or any of its affiliates in connection with the sale of the Acquired Assets and the transactions contemplated hereby, including all analyses relating to the Acquired Assets or Mylan so prepared or received;

●	all vendor numbers associated with the Acquired Assets or the Cold-EEZE® Business;

●	all plants, real property and equipment, other than such equipment or other assets and properties identified in the Asset Purchase Agreement;

●	all brands that are not related to or used in the Cold-EEZE® Business;

●	all confidentiality agreements with prospective purchasers of the Acquired Assets or any portion thereof, and all bids and expressions of interest received from third parties with respect to the Acquired Assets;

●	all privileged materials, documents and records of the Company or the Company’s affiliates that are not related to the Cold-EEZE® Business or the Acquired Assets; and

●	inventory, finished goods, bulk, raw materials, packaging, supplies, components and other inventories of the Cold-EEZE® Business, which will be sold to Mylan pursuant to the terms of the manufacturing and supply agreement to be entered into with Mylan, and other non-Cold-EZEE® Business and PMI Business, which will be retained by us.

Assumed Liabilities

In connection with the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement, at the closing, Mylan will assume and agree to pay, perform and discharge all liabilities arising out of the ownership and operation of the Acquired Assets on or after the closing date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due, other than the Retained Liabilities.

Retained Liabilities

ProPhase will retain the Retained Liabilities, including the following:

●	claims related to the Acquired Assets regarding adulterated products manufactured by the Company;

●	all accounts payable;

●	all indebtedness of the Company and all other liabilities arising out of the Acquired Assets prior to the closing date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due, including without limitation any and all liabilities for any rebates, promotions, charge-backs or other changes in pricing with respect to sales of the Products for the period prior to the closing, which includes the Secured Promissory Notes;

●	claims or liabilities arising out of or associated with the Company’s Rights Agreement;

●	all taxes of the Company unrelated to the ownership or operation of the Acquired Assets and the Cold-EEZE® Business or related to the direct or indirect ownership or operation of the Acquired Assets and the Cold-EEZE® Business for all periods prior to the closing; all taxes, if any, imposed on the Company and any consolidated, combined or unitary group of which the Company is a member as a result of the sale or transfer of the Acquired Assets and the Cold-EEZE® Business; and any liability of the Company for the unpaid taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract or otherwise;

●	credits and payments for any returns of non-conforming Products sold by the Company on or before the closing date; and

●	claims or liabilities of the business and operations of the Company or any of its affiliates at any time, other than the Assumed Liabilities.

Closing Date

The closing of the sale of the Acquired Assets will take place no later than three business days after all of the conditions to closing are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the closing date), or such other date as we agree with Mylan.

Purchase Price

Mylan has agreed to purchase the Acquired Assets for a purchase price of $50,000,000 in cash, plus the assumption of the Assumed Liabilities.

We have indemnification obligations to Mylan under the Asset Purchase Agreement, and any amounts that we may become required to pay to Mylan pursuant to the indemnification provisions of the Asset Purchase Agreement will reduce the net proceeds to us resulting from the transaction.

Pursuant to the terms of the Asset Purchase Agreement, at closing, Mylan will deposit the Escrow Amount into an escrow account established with Escrow Agent in order to satisfy, in whole or in part, certain indemnity obligations of the Company under the Asset Purchase Agreement.

Proceeds from the Sale of Assets

We estimate that we will incur an estimated $2.1 million tax liability as a result of the sale of the Acquired Assets to Mylan. We estimate approximately $2.2 million of transaction related costs will be payable in connection with the transaction, including accounting and legal fees and expenses, and we will repay the Secured Promissory Notes.

We expect to have approximately $41.3 million remaining to fund our working capital requirements.

Nature of Our Business Following the Sale to Mylan

Following the closing of the proposed asset sale to Mylan, our remaining business will consist primarily of our PMI Business and manufacturing facility and our ORXx and TK Supplements® brands, product lines and operations.

Our PMI facility is a FDA registered facility that engages in contract manufacturing and distribution activities. Following the transaction, PMI will continue to manufacture a large and diverse amount of OTC products and supplements for the Company and third parties. PMI plans to expand its contract manufacturing business going forward. As part of the transaction, PMI will enter into a manufacturing and supply agreement with Mylan for a term of five years, pursuant to which Mylan will purchase the current inventory of the Cold-EEZE® Business and PMI will manufacture certain of the Products for Mylan. The term of this agreement may be renewed for up to five successive one year periods by Mylan.

The TK Supplements® product line is comprised of three men’s health products: (i) Legendz XL® for sexual health, (ii) Triple Edge XLTM, a daily energy booster plus testosterone support, and (iii) Super ProstaFlow PlusTM for prostate and urinary health. Our lead product from the TK Supplements® product line is Legendz XL®, a men’s dietary supplement in the male enhancement category. We recently completed a broad series of clinical studies which support important product claims. Through media and digital testing, we believe that we have optimized the wording of these claims which have now been incorporated in our product packaging and marketing communications. Our next goal is to introduce Legendz XL® in retail stores, leveraging our existing infrastructure and retail distribution platform. If we are successful in achieving retail distribution, we then plan to increase the media spend for television and other media advertising to support this retail launch with the likely benefit that it would also generate additional direct to consumer, e-commerce sales.

The Company will also consider and pursue all other alternatives and strategies including, but not limited to, investments and acquisitions in other sectors and industries.

We will continue to be a public reporting company after the sale of the Acquired Assets to Mylan, if the sale is approved by our stockholders.

Representations and Warranties

Representations and Warranties of ProPhase

In the Asset Purchase Agreement, we make certain representations and warranties to Mylan and, subject to certain limitations and disclosures, we have agreed to indemnify Mylan for any breach of the representations and warranties. These representations and warranties include, among other things, the following:

●	due organization, valid existence, good standing and qualification to do business;

●	authority, approvals, validity and enforceability of the Asset Purchase Agreement and the transactions contemplated thereby;

●	the absence of conflicts with or violations, breaches, defaults under, (i) our charter documents or resolutions of our board of directors, (ii) the Cold-EEZE® Business Contracts, or (iii) any applicable law, rule, regulation, judgment, order or decree of any court or governmental entity having jurisdiction over the Company, caused by the Asset Purchase Agreement and the transactions contemplated thereby;

●	no authorizations or approvals or other actions, including notices or filings, with any court or governmental entity are required in order to execute and deliver the Asset Purchase Agreement and perform the transactions contemplated thereby;

●	financial information;

●	ownership and title to the Intellectual Property included in the Acquired Assets;

●	maintenance of IP Licenses and their enforceability;

●	absence of third party infringement of ProPhase’s Intellectual Property rights;

●	absence of infringement on any third party intellectual property rights;

●	enforceability of Cold-EEZE® Business Contracts and the absence of breaches or defaults thereunder;

●	tax matters;

●	litigation matters;

●	title to the Acquired Assets;

●	no broker, finder or agent fees owed by the Company in connection with the transactions contemplated by the Asset Purchase Agreement;

●	compliance with laws;

●	solvency;

●	stockholder vote required to approve the sale of the Acquired Assets to Mylan;

●	no channel stuffing;

●	board of director recommendation in favor of sale of the Acquired Assets to Mylan;

●	enforceability and compliance with permits;

●	regulatory compliance;

●	absence of administrative or enforcement actions against ProPhase;

●	compliance of this proxy statement; and

●	no “Acquiring Persons” and no triggering event under the Rights Agreement.

For a complete text of the representations and warranties made by us, see Article 4 of the Asset Purchase agreement.

Representations and Warranties of Mylan

In the Asset Purchase Agreement, Mylan makes certain representations and warranties to us and, subject to certain limitations, Mylan has agreed to indemnify us for any breach of the representations and warranties. These representations and warranties include, among other things, the following:

●	due organization, valid existence and good standing;

●	authority, approvals, validity and enforceability of the Asset Purchase Agreement and the transactions contemplated thereby;

●	the absence of conflicts with or violations, breaches, defaults under, (i) Mylan’s charter documents, (ii) any indenture, mortgage or loan or any other agreement or instrument to which Mylan is a party or by which it is bound or to which its properties may be subject, or (iii) any applicable law, rule, regulation, judgment, order or decree of any court or governmental entity having jurisdiction over Mylan or any of its properties, caused by the Asset Purchase Agreement and the transactions contemplated thereby;

●	no governmental authorizations required;

●	no broker, finder or agent fees owed by the Company in connection with the transactions contemplated by the Asset Purchase Agreement;

●	no litigation;

●	sufficient immediately available funds to pay the Purchase Price; and

●	no ownership of ProPhase common stock.

For a complete text of the representations and warranties made by Mylan, refer to Article 5 of the Asset Purchase Agreement.

Covenants

Under the Asset Purchase Agreement, each of the parties has agreed to perform certain pre- and post-closing covenants. These covenants include, among other things, the following:

●	until the closing date, we will not take certain actions including: (i) the sale, assignment or encumbrance of any of the Acquired Assets; (ii) the modification, amendment or termination of certain Cold-EEZE® Business Contracts; (iii) changing or modifying the pricing of any Products or any promotional allowances, discounts or coupons offered to customers, or any advertising, marketing or promotional materials; and we will continue to (v) pay the debts, taxes and other obligations of the Cold-EEZE® Business when due, (w) maintain the properties and assets included in the Acquired Assets and the Acquired Intellectual Property, and maintain the Non-US IP consistent with past practice, (x) perform all obligations under the Cold-EEZE® Business Contracts, (y) comply in all material respects with all laws applicable to the Cold-EEZE® Business and (z) continue in full force all insurance policies;

●	the Company and Mylan will each maintain in confidence, and cause their respective representatives to maintain in confidence, any information obtained from the other party (with certain limited exceptions) for a period of two years from the closing date and the Company will perpetually maintain in confidence information associated with the intellectual property rights acquired by Mylan;

●	the Company and Mylan will consult with each other concerning the initial press release and other public statements with respect to the proposed transaction and to cooperate with each other concerning subsequent public statements;

●	the Company will not, and will not permit its subsidiaries to, directly or indirectly, for the period beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Mr. Ted Karkus, our Chairman and Chief Executive Officer, directly or indirectly, for the period beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Mr. Robert V. Cuddihy, Jr., our Executive Vice President, Chief Operating Officer and Chief Financial Officer, will not, directly or indirectly, for the period beginning on the closing date and ending on the specified dates thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for, as applicable, (i) cough, cold or flu or (ii) cough, cold or flu with zinc as the primary active ingredient (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	Dr. Raouf Ghaderi, Head of Research and Development, will not, directly or indirectly, for the period of time beginning on the closing date and ending on a specified date thereafter, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu with zinc as the primary active ingredient (subject to certain limited exemptions, including the manufacturing of certain products currently marketed by the Company and other third party contract manufacturing operations);

●	for the period beginning on the closing date and ending on a specified date thereafter, the Restricted Parties will not, and will cause the Company’s subsidiaries not to solicit, offer employment to or hire any person that is employed by Mylan in connection with the Cold-EEZE® Business; provided, however, that such Restricted Party shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by Mylan or (ii) soliciting, offering employment to or hiring a former employee of Mylan, whose employment has been terminated by Mylan;

●	for the period beginning on the closing date and ending on a specified date thereafter, Mylan will not solicit, offer employment to or hire any person that is employed by the Company; provided, however, that Mylan shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by the Company or (ii) soliciting, offering employment to or hiring a former employee of the Company, whose employment has been terminated by the Company;

●	we and Mylan will execute and deliver such further instruments and take such other actions as the other party may reasonably request to carry out the transactions contemplated by the Asset Purchase Agreement;

●	prior to the closing, we will disclose all Know-How to Mylan that is necessary or reasonably useful to conduct the Cold-EEZE® Business;

●	we will not engage in any channel stuffing;

●	we have agreed to promptly prepare and file this proxy statement with the SEC, to respond to and promptly resolve any comments with the SEC concerning this proxy statement, and to cause this proxy statement to be mailed to our stockholders and the earliest practicable time; and we have agreed to include in the proxy statement the recommendation of our board of directors in favor of adoption and approval of the Asset Purchase Agreement and the proposed transaction;

●	we have agreed to convene a special meeting of our stockholders as promptly as reasonably practicable for the purpose of voting upon the Asset Purchase Agreement and the transaction; and we have agreed that, subject to the provisions described below concerning Seller Superior Offers, that our board of directors will recommend that our stockholders vote in favor of the adoption and approval of the Asset Purchase Agreement and the proposed transaction;

●	we have agreed to use commercially reasonable efforts to obtain the consents required from any third parties and to deliver all notices required to be delivered under any Cold-EEZE® Business Contracts that are being assigned to Mylan;

●	the Company and Mylan have agreed to jointly provide notice to certain customers and suppliers of the sale of the Cold-EEZE® Business to Mylan and the Company agreed to use commercially reasonable efforts to facilitate ongoing relationships between such customers and suppliers and Mylan;

●	we agreed to take certain actions with respect to our Rights Agreement if there is a public disclosure that a person other than Mylan or its affiliates became an “Acquiring Person” prior to the date of the Asset Purchase Agreement;

●	the Company has agreed to transfer any additional rights relating solely to any previously marketed Cold-EEZE® products that were not transferred at the closing; and

●	between the date of the Asset Purchase Agreement and 180 days after the closing, the Company has agreed to use its commercially reasonable efforts to obtain consents, waivers and approvals under any of ProPhase’s agreements, contract, licenses, or leases.

For a complete text of the foregoing covenants and additional covenants, please refer to Article 6 of the Asset Purchase Agreement.

Solicitation; Withdrawal of Recommendation by Our Board of Directors

Non-Solicitation

Until the sale to Mylan is completed or the Asset Purchase Agreement is terminated, we have agreed that we, our subsidiaries and any of our officers, directors, or employees, and each of their respective representatives, will not directly or indirectly, do any of the following (except under certain limited circumstances):

●	solicit, initiate, seek or knowingly encourage the making, submission or announcement of any Seller Acquisition Proposal;

●	furnish any non-public information regarding ProPhase or any of its subsidiaries to any person in connection with or in response to a Seller Acquisition Proposal;

●	continue or otherwise engage or participate in any discussions or negotiations with any person with respect to any Seller Acquisition Proposal;

●	approve, endorse or recommend any Seller Acquisition Proposal; or

●	enter into any letter of intent, arrangement, agreement or understanding relating to any Seller Acquisition Transaction (as defined below).

Before the approval of the Asset Purchase Agreement by our stockholders, however, we are not prohibited from complying with our obligations to make a recommendation with respect to a third party tender offer, and we are not prohibited from furnishing information about us to, entering into a confidentiality agreement with or entering into discussions with, any person in response to a Seller Superior Offer submitted by that person, if:

●	our board of directors or any committee thereof concludes in good faith, after consultation with outside legal counsel, that the failure to take such action with respect to any Seller Acquisition Proposal would be reasonably likely to result in a breach of its fiduciary duties under applicable law;

●	we have not violated the non-solicitation restrictions described above;

●	we have provided the required notification to Mylan regarding the Seller Acquisition Proposal; and

●	contemporaneously with furnishing any nonpublic information to such person, we also furnish that information to Mylan (if not previously provided to Mylan).

Notification to Mylan of Acquisition Proposal

We have agreed to advise Mylan orally and in writing within 24 hours after receipt of a Seller Acquisition Proposal or any request we receive for nonpublic information which we reasonably believe would lead to a Seller Acquisition Proposal (including, subject to the terms of any applicable confidentiality agreement, providing the identity of the person making or submitting such Seller Acquisition Proposal or request, and to provide a copy of such Seller Acquisition Proposal, if in writing, or otherwise provide a reasonably detailed summary thereof. We also agreed to keep Mylan informed on a prompt basis with respect to any change in the material terms of any such request, acquisition proposal or inquiry.

Definition of Seller Acquisition Proposals and Seller Acquisition Transaction

Under the Asset Purchase Agreement, a “Seller Acquisition Proposal” means any offer, proposal or indication of interest relating to any “Seller Acquisition Transaction,” which includes any of the following transactions:

●	any merger, consolidation, share exchange, recapitalization, business combination or similar transaction involving us or any of our subsidiaries;

●	any direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which a person or a “group” (as defined in the Securities Exchange Act of 1934, as amended) of persons directly or indirectly acquires beneficial or record ownership of securities representing 20% or more of our voting power;

●	any direct or indirect acquisition of any business or businesses or of assets that constitute or account for 20% or more of the consolidated net sales, net income or assets of ProPhase and its subsidiaries, taken as a whole;

●	any liquidation or dissolution of ProPhase or any of our material subsidiaries; or

●	any combination of the foregoing.

Definition of Seller Superior Offer

Under the Asset Purchase Agreement, a “Seller Superior Offer” means a bona fide written Seller Acquisition Proposal (for purposes of this definition, replacing all references to 20% in the above definition with 50%) that our board of directors or any committee thereof determines, in good faith, after consultation with outside legal counsel and a financial advisor (i) is on terms that are more favorable from a financial point of view to our stockholders than the transactions contemplated by the Asset Purchase Agreement or the Transaction Documents (including any proposal by Mylan to amend the terms of the Asset Purchase Agreement) after taking into account all of the terms and conditions of such proposal and (ii) is likely to be completed (without material modification of its terms), in each of the cases of clause (i) and (ii) taking into account all financial, regulatory, legal and other aspects of such Seller Acquisition Proposal (including the timing and likelihood of consummation thereof) and the payment of the termination fee.

Withdrawal of Recommendation of Board of Directors

We have agreed that we would include in this proxy statement our board of directors’ recommendation that our stockholders vote in favor of the sale of the Acquired Assets pursuant to the Asset Purchase Agreement and agreed not to withhold, withdraw or modify, or propose to withhold, withdraw or modify in a manner adverse to Mylan, this recommendation. Notwithstanding the foregoing, our board of directors is permitted to withhold, withdraw, or modify any such recommendation previously made if a Seller Superior Offer (as defined above) is made and our board of directors reasonably concludes in good faith, that to not withhold, withdraw, or modify such recommendation would constitute a breach of the fiduciary duties of the board of directors under applicable law.

Conditions to Closing

Each party’s obligation to complete the sale of assets is subject to the prior satisfaction or waiver of certain conditions. The following list sets forth the material conditions that must be satisfied or waived before completion of the proposed transaction:

●	our stockholders have approved the sale of the Acquired Assets to Mylan;

●	no injunction, writ, temporary restraining order or other order or Law will be in effect which restrains or prohibits the sale of the Acquired Assets; and

●	all authorizations, orders and consents from any governmental authorities required under the Asset Purchase Agreement will have been obtained.

Our obligations to effect the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or fulfillment, at or before the closing, of a number of additional conditions, any of which may be waived, in writing, exclusively by us, including the following:

●	the representations and warranties of Mylan contained in the Asset Purchase Agreement will be true and correct in all material respects as of the closing date, with the same effect as if made on and as of the closing date (except as otherwise provided);

●	Mylan will have performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other Transaction Documents (as defined below) to be performed or complied with by Mylan on or before the closing date; and

●	Mylan will have delivered to the Company all deliverables required by the Asset Purchase Agreement.

Mylan’s obligations to effect the transactions contemplated by the Asset Purchase Agreement are subject to the satisfaction or fulfillment, at or before the closing, of a number of additional conditions, any of which may be waived, in writing, exclusively by Mylan, including the following:

●	the representations and warranties of ProPhase contained in the Asset Purchase Agreement will be true and correct in all material respects as of the closing date, with the same effect as if made on and as of the closing date (except as otherwise provided);

●	we will have performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other Transaction Documents to be performed or complied with by it on or before the closing date;

●	no material adverse effect, event, development or change in the results of operations of the Cold-EEZE® Business or the Acquired Assets will have occurred; and

●	we will have delivered to Mylan all deliverables required by the Asset Purchase Agreement.

The Asset Purchase Agreement defines a “Material Adverse Effect” to include any material adverse effect, event, development or change on the results of operations of the Cold-EEZE® Business or the Acquired Assets, taken as a whole; provided, however, that a Material Adverse Effect will not include the impact on such results of operations of the Cold-EEZE® Business arising out of or attributable to (a) conditions or effects that generally affect the industries and classes of trade in which the Cold-EEZE® Business operates (including legal and regulatory changes), (b) general economic conditions, (c) effects resulting from changes affecting equity or debt market conditions (including in each of clauses (a), (b) and (c), any effects or conditions resulting from an outbreak or escalation of hostilities, acts of terrorism, political instability or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case whether or not involving the United States or any other country in which the Cold-EEZE® Business operates), (d) acts of God (including earthquakes, storms, fires, floods and natural catastrophes), (e) effects arising from changes in laws or accounting principles, (f) effects relating to or arising from the announcement of the execution of the Asset Purchase Agreement or the transactions contemplated thereby or the identity of Mylan or its affiliates, including the loss of any customers, suppliers or employees directly thereto, (g) effects resulting from compliance with the terms and conditions of the Asset Purchase Agreement by us or consented to in writing by Mylan, (h) the seasonal nature of the Cold-EEZE® Business or the relative incidence of cold or influenza in any given year, or (i) any act or omission of Mylan; except, in the case of clauses (a)-(e), to the extent that such effects have a materially disproportionate impact on the Cold-EEZE® Business relative to other participants in the industry. A Material Adverse Effect will be measured only against past performance of the Cold-EEZE® Business, taken as a whole, and not against any forward-looking statements, financial projections or forecasts of the Cold-EEZE® Business.

Termination of the Asset Purchase Agreement

The Asset Purchase Agreement may be terminated at any time prior to the closing:

●	by mutual written consent of the Company and Mylan;

●	by either the Company or Mylan, if:

●	the transaction has not been consummated by March 31, 2017 or such other date as the parties may agree in writing (the “Termination Date”) (subject to certain exceptions); provided, that Mylan may, in its sole discretion, upon written notice to the Company extend the Termination Date for up to 30 days;

●	a governmental entity or court issues an order, decree, ruling or other action which permanently restrains, enjoins or otherwise prohibits the completion of the sale of the Acquired Assets; or

●	our stockholders do not approve the proposed transaction.

●	by Mylan, upon written notice to the Company, if:

●	the Company materially breaches any representation, warranty, covenant or agreement such that Mylan’s conditions to closing would not be satisfied, subject to the Company’s opportunity to cure the breach as provided in the Asset Purchase Agreement;

●	our board of directors withdraws its recommendation to stockholders to vote in favor of the approval of Proposal No. 1; or

●	our management or board of directors, for any reason, fails to call and hold, within 60 days of the filing of this proxy statement, a special meeting to consider and approve the Asset Purchase Agreement or fails to include its recommendation to stockholders to vote in favor of the approval of Proposal No. 1 in the proxy statement; provided that such 60 day period will be automatically extended to 120 days in the event ProPhase is working in good faith to reconcile any outstanding claims, causes of action or comments of the SEC.

●	by the Company, if:

●	Mylan materially breaches any representation, warranty, covenant or agreement such that the Company’s conditions to closing would not be satisfied, subject to Mylan’s opportunity to cure the breach as provided in the Asset Purchase Agreement; or

●	our board of directors authorizes a Seller Superior Offer and substantially concurrent with the termination of the Asset Purchase Agreement, we enter into an agreement with such Seller Superior Offer that did not result from a material breach of the Asset Purchase Agreement.

Effect of Termination

If the Asset Purchase Agreement is terminated because of any the reasons described above, the Asset Purchase Agreement will be of no further force or effect, except for certain specified obligations, including the return of information to the party furnishing the information and the preservation of confidentiality. In limited circumstances, described in the section below entitled “Payment of Termination Fee,” we may be obligated to pay Mylan a termination fee at or following the termination of the Asset Purchase Agreement. Neither party will be relieved from liability for any intentional breach of the Asset Purchase Agreement.

Payment of Termination Fee

The Asset Purchase Agreement requires us to pay Mylan a termination fee if the agreement is terminated prior to completion under certain cases. Specifically, if Mylan terminates the Asset Purchase Agreement as a result of a triggering event (as described above under “Termination of the Asset Purchase Agreement”) or if we terminate the Asset Purchase Agreement as a result of having received a Seller Superior Offer, then we must pay Mylan a termination fee equal to $1,500,000 upon the earlier of (i) 90 days after termination of the Asset Purchase Agreement and (ii) the closing of the transaction with respect to a Seller Superior Offer.

If the Asset Purchase Agreement is terminated due to a material breach of the Asset Purchase Agreement by Mylan that would cause the closing conditions not to be satisfied or due to any decree, judgment injunction or other order permanently restraining, enjoining or otherwise prohibiting Mylan from consummating the transactions contemplated by the Asset Purchase Agreement, Mylan will be required to pay us a termination fee in the amount of $5,000,000.

Survival of Representations

Generally, the representations and warranties contained in the Asset Purchase Agreement (other than the Fundamental Representations) will survive the closing until the 24 month anniversary of the closing date. The Fundamental Representations will survive the closing until the expiration of the statute of limitations. The covenants and agreements contained in the Asset Purchase Agreement requiring performance after the closing date will survive in accordance with their respective terms.

Our Indemnification Obligations

Subject to the limitations in the Asset Purchase Agreement, we have agreed to indemnify Mylan and other related persons for any damages incurred by Mylan or such related persons in connection with any breaches of our representations, warranties, covenants or agreements contained in the Asset Purchase Agreement, or in connection with the Retained Liabilities, and certain third party claims specified in the Asset Purchase Agreement. Generally, our representations and warranties survive for a period of 24 months after the closing date, other than the Fundamental Representations which survive until the expiration of the applicable statute of limitations, and Mylan may assert claims for indemnity during that period. In addition, there exists a limited indemnification cap with respect to a majority of the Company’s indemnification obligations with the exception of actual fraud, the breach of Fundamental Representations and certain other items, which have a larger indemnification cap (e.g., the Purchase Price).

Mylan’s Indemnification Obligations

Mylan has agreed to indemnify us and other related persons for any damages incurred in connection with a breach of its representations and warranties, covenants and agreements contained in the Asset Purchase Agreement, and in connection with the Assumed Liabilities and certain third party claims specified in the Asset Purchase Agreement. Mylan’s representations and warranties survive for a period of 24 months after the closing date, and we may assert claims for indemnity during that period. In addition, there exists a limited indemnification cap with respect to a majority of Mylan’s indemnification obligations with the exception of actual fraud and certain other items, which have a larger indemnification cap (e.g., the Purchase Price).

Expenses

Except as otherwise provided in the Asset Purchase Agreement, all costs and expenses incurred in connection with the Asset Purchase Agreement and the transactions contemplated thereby will be paid by the party incurring such costs and expenses.

Other Agreements Relating to the Proposed Transaction

Below is a description of the various ancillary agreements to be entered into in connection with the Asset Purchase Agreement (the “Transaction Documents”).

Manufacturing Agreement

Pursuant to the terms of the Asset Purchase Agreement, Mylan, ProPhase and PMI, our wholly owned subsidiary, will enter into a Manufacturing Agreement at closing. Pursuant to the terms of the Manufacturing Agreement, Mylan will purchase the current inventory of the Cold-EEZE® Business and PMI will manufacture certain of the Products for Mylan. Unless terminated sooner by the parties, the Manufacturing Agreement will remain in effect for a period of five years from the closing date. Thereafter, the Manufacturing Agreement may be renewed by Mylan for up to five successive one year periods by providing notice of its intent to renew not less than 90 days prior to the expiration of the then-current term. PMI’s liability arising under the Manufacturing Agreement will not exceed a specified amount, excluding third party claims for bodily injury or death from PMI’s gross negligence or willful misconduct.

Transition Services Agreement

Pursuant to the terms of the Asset Purchase Agreement, Mylan and ProPhase will enter into a Transition Services Agreement at closing. Pursuant to the terms of the Transition Services Agreement, ProPhase will provide litigation support, insurance coverage, supply chain, customer support, finance, accounting, commercial advertising and packaging services, quality control, IT and research and development services to Mylan for time periods ranging from two to nine months from the closing date.

Rights Agreement Amendment

On January 5, 2017, prior to the execution of the Asset Purchase Agreement, the board of directors of the Company approved an amendment (the “Amendment to Rights Agreement”) to the Rights Agreement. The Amendment to Rights Agreement was executed on January 6, 2017, immediately prior to the execution of the Asset Purchase Agreement.

The Amendment to Rights Agreement renders the Rights Agreement inapplicable to the Asset Purchase Agreement, the Voting Agreement and the transactions contemplated thereby. Specifically, the Amendment to Rights Agreement, among other matters, provides that none of (i) the approval, execution, delivery, performance or public announcement of the Asset Purchase Agreement (including any amendments, modifications or supplements thereto), (ii) the consummation of the transactions contemplated by the Asset Purchase Agreement, or (iii) the execution, delivery or performance of the Voting Agreements described below will result in Mylan or any of their respective Affiliates or Associates (as such terms are defined in the Rights Agreement) being deemed an “Acquiring Person.”

In addition, the definition of “Beneficial Owner” under the Rights Agreement was revised such that it no longer includes beneficial ownership of securities that may result from the execution, delivery or performance of the Voting Agreements.

Further, Section 13(i) of the Rights Agreement will not apply to the sale of the Acquired Assets to Mylan or as a result of execution, delivery or performance of the Voting Agreements, and will not apply to Mylan as an “other Person,” provided that neither individual becomes an “Acquiring Person” (as such term is defined in the Rights Agreement).

Escrow Agreement

Pursuant to the terms of the Asset Purchase Agreement, Mylan, ProPhase and the Escrow Agent will enter into an Escrow Agreement at closing, pursuant to which Mylan will deposit $5,000,000 of the Purchase Price into an escrow account established with the Escrow Agent in order to satisfy, in whole or in part, certain indemnity obligations of ProPhase under the Asset Purchase Agreement. If, on the 18th month anniversary of the closing date, there are funds remaining in the escrow account, then the escrow account will be reduced by the difference, if a positive number, of (i) $2,500,000 minus (ii) the aggregate amount of all escrow claims asserted by Mylan prior to this date that have either been paid out of the escrow account or are pending as of such date, and, within two business days of such date, the Escrow Agent will disburse such difference, if a positive number, to ProPhase. Within two business days of the second anniversary of the closing date, the Escrow Agent will release any funds remaining in the escrow account to ProPhase minus any amounts being reserved for escrow claims asserted by Mylan prior to such date. Upon the resolution of any pending escrow claims, the Escrow Agent will, within two business days of receipt of joint instructions or a final order from a court (as described in the Escrow Agreement) disburse such reserved amount to the parties entitled to such funds.

Voting Agreements

On January 6, 2017, in connection with the execution of the Asset Purchase Agreement, Mylan and each of our directors and Robert V. Cuddihy, Jr. (solely in their capacity as stockholders of the Company) entered into a Voting Agreement (collectively, the “Voting Agreements”). The shares subject to the Voting Agreements represent approximately 24.1% of the outstanding common stock of the Company. The Voting Agreements generally require that the stockholders party thereto (i) vote all of their shares of the Company’s voting stock in favor of the Asset Purchase Agreement and all transactions contemplated by the Asset Purchase Agreement; (ii) vote against any alternative transaction or third party proposal; (iii) not transfer their shares or deposit (or permit the deposit of) any of their shares in a voting trust or grant a proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the stockholders under the Voting Agreement; and (iv) not take any action that would constitute a violation of the non-solicitation provisions of the Asset Purchase Agreement if taken by the Company, with the limitations and exceptions of such provisions contemplated thereby that are applicable to the Company or its board of directors being similarly applicable to the stockholders. The Voting Agreements terminate upon the first to occur of (x) the termination of the Asset Purchase Agreement, or (y) such date and time as transaction becomes effective in accordance with the terms and provisions of the Asset Purchase Agreement.

Vote Required and Board Recommendation

The approval of the sale of the Acquired Assets to Mylan requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this matter.

Our board of directors unanimously believes that the proposed sale to Mylan pursuant to, and the other transactions contemplated by, the Asset Purchase Agreement are in the best interests of our company and our stockholders and unanimously recommends that stockholders vote “FOR” the proposal to sell the Acquired Assets to Mylan pursuant to the Asset Purchase Agreement, including the transactions contemplated thereby.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

We are providing the following information to aid you in your financial analysis of the proposed asset sale. The following unaudited pro forma condensed consolidated financial data gives effect to the sale of the Acquired Assets. The unaudited pro forma consolidated balance sheet as of September 30, 2016 has been prepared assuming the sale of the Acquired Assets occurred as of that date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 have been prepared in accordance with the SEC’s pro forma rules under S-X Article 11 assuming that the sale of the Acquired Assets occurred as of January 1, of each period presented. All material adjustments required to reflect the sale of the Acquired Assets are set forth in the columns labeled “Pro Forma Adjustments.” The data contained in the columns labeled “ProPhase As Reported” is derived from ProPhase’s historical unaudited consolidated balance sheet as of September 30, 2016 and unaudited consolidated statement of operations for the nine month period ended September 30, 2016, and ProPhase’s historical audited consolidated statements of operations for the years ended December 31, 2015 and 2014. We have assumed that of the total consideration of $50 million, $45 million in cash will be paid to us at closing and $5 million will be held in escrow. The unaudited pro forma condensed consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations or future financial position of the Company or the actual results of operations or financial position that would have occurred had the sale of the Acquired Assets been consummated as of the dates indicated above.

The pro forma adjustments were based upon available information at the date of this filing and upon certain assumptions as described in the notes to the unaudited pro forma condensed consolidated financial statements that our management believes are reasonable under the circumstances.

The pro forma financial statements do not include severance payments, restructuring expenses, additional compensation expenses or anticipated overhead and operating expenses associated with the fulfillment of the manufacturing services agreements and transition services agreement. Furthermore, we can estimate approximately $2.1 million of state income taxes arising from this transaction. However, because this transaction will be reported as a 2017 taxable event with respect to federal corporate income taxes, and because our 2017 federal income tax liability cannot be accurately estimated until 2017 financial results are more certain, we cannot accurately estimate the extent of our 2017 federal income tax expenses and the extent to which our net operating loss carryforwards will offset our 2017 federal corporate income tax expense.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with our historical consolidated financial statements and accompanying notes thereto, and our “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, in our Annual Report on Form 10-K for the years ended December 31, 2015 and 2014 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, copies of which will be sent to you upon request as described at the end of this proxy statement.

PROPHASE LABS, INC.
UNAUDITED PRO FORMA BALANCE SHEET
AS OF September 30, 2016
(in thousands, except share amounts)

	ProPhase	Pro Forma		ProPhase
	As Reported	Adjustments		As Adjusted
ASSETS
Cash and cash equivalents	$375	$42,825	(a)	$41,646
		(1,554	)(b)
Accounts receivable, net	3,833			3,833
Inventory	4,198	(1,393	)(d)	2,805
Assets held for sale		1,393	(d)	1,393
Prepaid expenses and other current assets	1,329			1,329
Total current assets	9,735			51,006

Property, plant and equipment, net	3,052	(18	)(c)	3,034
Escrow receivable		5,000	(a)	5,000
Total assets	$12,787			$59,040

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured promissory notes, net	$1,484	(1,484	)(b)	$—
Accounts payable	1,968			1,968
Accrued advertising and other allowances	2,298			2,298
Income tax payable	—	2,100	(a)	2,100
Other current liabilities	503	(54	)(b)	449
Total current liabilities	6,253			6,815

COMMITMENT AND CONTIGENCIES	—			—

STOCKHOLDERS' EQUITY
Preferred stock	—			—
Common stock	13			13
Additional paid-in-capital	56,378			56,378
Retained earnings (accumulated deficit)	(19,115)	45,725	(a)	26,576
		(16	)(b)
		(18	)(c)
Treasury stock	(30,742)			(30,742)
Total stockholders' equity	6,534			52,225
Total liabilities and stockholders' equity	$12,787			$59,040

See accompanying notes to unaudited Pro Forma consolidated financial statements

PROPHASE LABS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2016				Year Ended December 31, 2015				Year Ended December 31, 2014
	ProPhase	Pro Forma		ProPhase	ProPhase	Pro Forma		ProPhase	ProPhase	Pro Forma		ProPhase
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted

Net sales	$13,405	$(10,005	)(e)	$5,739	$20,604	$(18,171	)(e)	$6,670	$22,070	$(20,629	)(e)	$6,556
		2,339	(f)			4,237	(f)			5,115	(f)
Cost of sales	7,185	(3,931	)(e)	5,033	8,426	(6,335	)(e)	5,363	7,891	(7,547	)(e)	4,304
		1,779	(f)			3,272	(f)			3,960	(f)
Gross profit	6,220			706	12,178			1,307	14,179			2,252

Operating expenses:
Sales and marketing	4,043	(3,366	)(e)	677	7,698	(7,336	)(e)	362	8,965	(8,624	)(e)	341
Administration	3,941			3,941	6,986			6,986	8,143			8,143
Research and development	374	(48	)(e)	326	1,078	(40	)(e)	1,038	1,322	(32	)(e)	1,290
Impairment charge	-			-	-			-	3,577			3,577
	8,358			4,944	15,762			8,386	22,007			13,351

Loss from operations	(2,138)			(4,238)	(3,584)			(7,079)	(7,828)			(11,099)

Interest income	1			1	2			2	4			4
Interest expense	(159)	159	(g)	-	(18)	18	(g)	-	(10)		(g)	(10)

Loss before income tax	(2,296)			(4,237)	(3,600)			(7,077)	(7,834)			(11,105)

Income tax	-			-	-			-	-			-

Net loss	$(2,296)			$(4,237)	$(3,600)			$(7,077)	$(7,834)			$(11,105)

Basic and diluted loss per share:
Net loss	$(0.13)			$(0.25)	$(0.22)			$(0.43)	$(0.47)			$(0.66)

Weighted average common shares outstanding:
Basic and diluted	17,081			17,081	16,398			16,398	16,773			16,773

See accompanying notes to unaudited Pro Forma consolidated financial statements

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

NOTE 1 – BASIS OF PRESENTATION

The historical unaudited consolidated balance sheet as of September 30, 2016 reflects the reported assets, liabilities and stockholder’s equity of the Company with the pro forma adjustments associated with the proposed sale of assets by the Company, consisting principally of our intellectual property rights and other assets relating to our Cold-EEZE® brand and product line (collectively, referred to herein as the “Cold-EEZE® Business” and the assets as the “Acquired Assets”).

The unaudited pro forma consolidated balance sheet as of September 30, 2016 has been prepared in accordance with Securities and Exchange Commission’s pro forma rules under S-X Article 11 assuming the sale of the Acquired Assets occurred as of that date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 have been prepared assuming that the sale of the Acquired Assets occurred as of January 1, of each period presented. All material adjustments required to reflect the sale of Acquired Assets are set forth in the columns labeled “Pro Forma Adjustments.” The data contained in the columns labeled “ProPhase As Reported” is derived from ProPhase’s historical unaudited consolidated balance sheet as of September 30, 2016 and unaudited consolidated statement of operations for the nine month period ended September 30, 2016, and ProPhase’s historical audited consolidated statements of operations for the years ended December 31, 2015 and 2014.

NOTE 2 – PRO FORMA ADJUSTMENTS

The following adjustments were made in the preparation of the unaudited pro forma consolidated balance sheet:

(a)	To record as of September 30, 2016 (i) the expected net proceeds received from the sale of the Acquired Assets, (ii) the net proceeds placed in escrow and (iii) the expected gain on the sale of the Acquired Assets pursuant to the terms of the Asset Purchase Agreement:

Amount
(in thousands)
Gross consideration from the sale of Acquired Assets	$50,000
Estimated closing and transaction costs	(2,175)
Expected net proceeds from sale of assets	47,825
Book value of assets	(18)
Estimated taxable gain on sale of the Acquired Assets	47,807
Estimated income tax expense	(2,100)
Expected net gain on sale of assets after income taxes	$45,707 (*)

Expected net proceeds:
Cash paid at closing, net of closing and transaction costs	$42,825
Proceeds due on sale of assets, cash held in escrow	5,000
47,825

(*)  The expected net gain on the sale of the Acquired Assets has not been reflected in the pro forma consolidated statements of operations.

At December 31, 2015, there were $44.5 million in net operating loss carryforwards that, subject to applicable limitations, are available to us for federal purposes which will expire beginning for the year ended December 31, 2020 through 2034. Additionally, there were $21.9 million in net operating loss carryforwards, subject to limitations, available to us for state purposes which will expire beginning for the year ended December 31, 2020 through 2034. Based upon preliminary estimates, we believe that all, or a significant portion, of our taxable gain for federal income tax purposes from the sale of the Acquired Assets will be offset to the extent of our current year losses from operations, the write-off for tax purposes of the tax-basis of the Acquired Assets and the available net operating loss carryforwards. However, for state income tax purposes, based upon the available state net operating loss carryforwards and corresponding limitations and we estimate an income tax expense arising from the sale of the Acquired Assets of $2.1 million which is recorded as an income tax payable on the pro forma balance sheet. Our preliminary estimates could change depending upon the final income and expense components and related tax determination upon the sale of the Acquired Assets. The $2.1 million income tax expense has been reflected as a reduction in the net proceeds from the sale of the Acquired Assets.

(b)	To record as of September 30, 2016 the required repayment of the Secured Promissory Notes (due June 15, 2017) plus accrued interest as of September 30, 2016 pursuant to the terms of the of the Asset Purchase Agreement:

Amount
(in thousands)
Secured promissory notes, net	$1,484
Write-off of loan origination and warrant costs	16
Accrued interest	54
Total	$1,554

(c)	To eliminate the net book value of the Acquired Assets comprised of certain production tools and dies as of September 30, 2016:

Amount
(in thousands)
Book value of Acquired Assets	$28
Accumulated depreciation	(10)
Net book value	$18

(d)

Pursuant to the terms of the proposed Manufacturing Agreement, certain Cold-EEZE® Business inventory is expected to be sold when shipped to Mylan or its customers subsequent to the closing of the proposed sale of the Acquired Assets. This adjustment is to reclassify an aggregate of $1.4 million of such inventory representing products for which we outsource the contract manufacturing to third parties.  Upon the sale of this inventory, we will no longer engage in the managing of the outsourced contract manufacturing of these Cold-EEZE® Business products.

The following adjustments were made in the preparation of the unaudited pro forma consolidated statements of operations:

(e)	To eliminate the operating activity related to the Acquired Assets Cold-EEZE® Business which includes net sales, cost of sales, selling, marketing, and research and development costs (in thousands):

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Net sales	$10,005	$18,171	$20,629
Cost of sales	3,931	6,335	7,547
Sales and marketing	3,366	7,336	8,624
Research and development	48	40	32

(f)	To record pro forma net sales and related cost of sales pursuant to the terms of the Manufacturing Agreement assuming this agreement were in effect as of January 1, of each period presented (in thousands):

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Net sales	$2,339	$4,237	$5,115
Cost of sales	1,779	3,272	3,960

The calculation of net sales is derived by multiplying the selling prices of each item manufactured pursuant to the terms of Manufacturing Agreement as of the initial dates of the agreement by the actual quantity of units shipped during the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, respectively.

The calculation of cost of sales is derived by multiplying the estimated direct cost to manufacture each item pursuant to the terms of Manufacturing Agreement as of the initial date of the agreement by the actual quantity of units shipped during the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, respectively.

(g)	To eliminate the interest expense incurred under the terms of the Secured Promissory Notes (in thousands):

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Interest expense	$159	$18	$-

The Secured Promissory Notes in the amount of $1.5 million were issued December 11, 2015 and bear interest at the rate of 12% per annum. As a consequence of the repayment of the Secured Promissory Note upon closing of the sale of the Acquired Assets, there would be no interest expense incurred related to these notes for the nine months ended September 30, 2016 or the years ended December 31, 2015 and 2014.

PROPOSAL NO. 2

GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the special meeting may be made without notice, other than by the announcement made at the special meeting, by approval of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the special meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the persons named as proxies to adjourn the special meeting for the purpose of soliciting additional proxies in favor of Proposal No 1. The individuals to whom proxies are granted will have the discretion to decide whether or not to use the authority granted to them pursuant to Proposal No. 2 to adjourn the special meeting.

Vote Required

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting.

Our board of directors unanimously recommends that you vote “FOR” the proposal to grant management the discretionary authority to adjourn the special meeting to solicit additional proxies in favor of Proposal No. 1.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the common stock of ProPhase as of January 19, 2017 by (i) each person known to ProPhase to be a beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each executive officer and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent
5% Stockholders
BML Investment Partners, L.P. (2)	2,322,627	13.6%
Officers and Directors
Ted Karkus(3)	3,374,588	19.0%
Mark Burnett	310,808	1.7%
Louis Gleckel, MD	79,235	*
Mark Leventhal(4)	1,061,980	6.2%
James McCubbin	31,829	*
Robert V. Cuddihy, Jr.(5)	491,324	2.8%
Jason Barr	12,100	*
All Directors and Executive Officers (7 persons)	5,361,864	29.6%

*	less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 based on 17,080,776 shares outstanding on January 19, 2017 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of January 19, 2017.

(2)	Based on information of beneficial ownership included in a Schedule 13D/A filed with the Securities and Exchange Commission on January 11, 2017, which reports the 2,322,627 shares of common stock with shared voting power and shared dispositive power. BML Investment Partners, L.P. is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC. The managing member of BML Capital Management, LLC is Braden M. Leonard. As a result, Mr. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. The address of BML Investment partners, L.P. is 65 E Cedar – Suite 2, Zionsville, IN 46077.

(3)	Includes 2,674,588 shares and options to purchase 700,000 shares that are vested and exercisable.

(4)	Includes 180,000 shares owned by the Mark S & Donna R Leventhal Family Foundation Inc., a charitable foundation, which is controlled by Mr. Leventhal and his wife. Mr. Leventhal disclaims beneficial ownership of such 180,000 shares except to the extent of his pecuniary interest therein.

(5)	Includes 131,324 shares and options to purchase 360,000 shares that are vested and exercisable.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” certain information we file with the SEC, which means that we can disclose important information by referring you to documents we have previously filed with the SEC. The information incorporated by reference is considered a party of this proxy statement.

This proxy statement incorporates the following documents by reference:

●	our annual report on Form 10-K for the year ended December 31, 2015 that we filed with the SEC on March 29, 2016; and

●	our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016 and September 30, 2016, which we filed with the SEC on May 13, 2016, August 11, 2016 and November 14, 2016, respectively.

We also incorporate by reference all documents that we subsequently file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (i) after the date hereof and prior to the special meeting, unless we specifically provide otherwise in each case, (excluding any information furnished and not filed with the SEC).

Any statement contained in a document incorporated or deemed to be incorporated in this proxy statement by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated in this proxy statement by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2017 Annual Meeting of Stockholders, the notice deadline is prior to February 23, 2017 but not earlier than January 24, 2017. Stockholder proposals or director nominations submitted outside these dates may not be presented at the 2017 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2017 Annual Meeting of Stockholders were required to submit such proposals to the Company by December 22, 2016. Please address such proposals to: Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901.

Householding of Proxy Materials

In some cases, only one copy of this proxy statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of this proxy statement, send such request to Robert V. Cuddihy, Jr., Chief Operating Officer, at our offices located at 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the special meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of our company.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and we file reports, proxy statements and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at http://www.sec.gov.

Copies (without exhibits) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, our Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, which we filed with the SEC on May 13, 2016, August 11, 2016 and November 14, 2016, respectively, will be furnished by first class mail without charge to any person from whom the accompanying Proxy is solicited upon written or oral request to the Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901, telephone (215) 345-0919. If exhibit copies are requested, a reasonable copying charge may be imposed.

You should rely only on the information contained or referenced in this proxy statement. We have not authorized anyone to provide you with information different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. This proxy statement does not constitute a solicitation of a Proxy in any jurisdiction where, and to or from any person to whom, it is unlawful to solicit a Proxy. This proxy statement is dated [●], 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies. The mailing of this proxy statement to our stockholders does not create any implication to the contrary.

INDEX TO UNAUDITED FINANCIAL STATEMENTS OF COLD-EEZE® BUSINESS DIVISION

COLD-EEZE® BUSINESS DIVISION

Unaudited Balance Sheets

(in thousands)

		December 31,
	September 30, 2016	2015	2014
ASSETS
Cash and cash equivalents	$187	$2	$545
Accounts receivable, net	2,605	2,630	3,681
Inventory	2,554	3,103	2,959
Prepaid expenses and other current assets	482	994	1,117
Total current assets	5,828	6,729	8,302

Property, plant and equipment, net of accumulated depreciation of $10, $3 and zero, respectively	18	25	-
Total assets	$5,846	$6,754	$8,302

LIABILITIES AND DIVISION EQUITY
LIABILITIES
Accounts payable	$518	$580	$266
Due to Pharmaloz Manufacturing, Inc.	222	943	1,992
Accrued advertising and other allowances	2,297	2,508	3,685
Other current liabilities	116	237	529
Total current liabilities	3,153	4,268	6,472

Other long term obligation	-	-	100

COMMITMENT AND CONTIGENCIES	-	-	-

DIVISION EQUITY
Division equity, net	2,693	2,486	1,730
Total liabilities and Division equity	$5,846	$6,754	$8,302

See accompanying notes to unaudited condensed financial statements

COLD-EEZE® BUSINESS DIVISION

Unaudited Statements of Operations

(in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Net sales	$10,005	$18,171	$20,629

Cost of sales	3,931	6,332	7,547

Gross profit	6,074	11,839	13,082

Operating expenses:
Sales and marketing	3,366	7,336	8,625
Administrative	1,280	2,859	3,009
Research and development	172	741	764
	4,818	10,936	12,398

Income from operations	1,256	903	684

Interest expense	(1)	(7)	(10)

Income before income tax	1,255	896	674

Income tax expense	(446)	(318)	(239)

Net income	$809	$578	$435

See accompanying notes to unaudited condensed financial statements

COLD-EEZE® BUSINESS DIVISION

Unaudited Statement of Divisional Equity

(in thousands)

Division
Equity

Balance at January 1, 2014	$2,966
Division net income	435
Contributions from ProPhase, allocated expenses	3,741
Distributions to ProPhase	(5,412)

Balance at December 31, 2014	1,730
Division net income	578
Contributions from ProPhase, allocated expenses	3,560
Distributions to ProPhase	(3,382)

Balance at December 31, 2015	2,486
Division net income	809
Contributions from ProPhase, allocated expenses	1,404
Distributions to ProPhase	(2,006)

Balance at September 30, 2016	$2,693

See accompanying notes to unaudited condensed financial statements

COLD-EEZE® BUSINESS DIVISION

Unaudited Statement of Cash Flow

(in thousands)

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Cash flows from operating activities:
Net Division income	$809	$578	$435
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	7	3	-
Changes in operating assets and liabilities:
Accounts receivable	25	1,051	218
Inventory	549	(144)	(802)
Prepaid expenses and other assets	512	123	411
Accounts payable	(62)	314	(203)
Due to Pharmaloz Manufacturing, Inc.	(721)	(1,049)	645
Acrued advertising and other allowances	(211)	(1,177)	838
Other liabilities	(121)	(292)	303
Net cash provided by (used in) operating activities	787	(593)	1,845

Cash flows from investing activities:
Capital expenditures	-	(28)	-
Net cash flows used in investing activities	-	(28)	-

Cash flows from financing activities:
Payment of long term obligation	-	(100)	(100)
Net contributions (distributions) to ProPhase	(602)	178	(1,671)
Net cash provided by (used in) financing activities	(602)	78	(1,771)

Net increase (decrease) in cash and cash equivalents	185	(543)	74

Cash and cash equivalents at beginning of period	2	545	471

Cash and cash equivalents at end of period	$187	$2	$545

Supplemental disclosures of cash flow information:
Interest paid	$1	$7	$10

See accompanying notes to unaudited condensed financial statements

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 1 – Organization and Business

The Cold-EEZE® Business Division (“we”, “us” or the “Division”) is a business unit within ProPhase Labs, Inc. (“ProPhase”), our parent company. We are a marketer and distributor of a diversified range of over the counter (“OTC”) homeopathic and health care products that are offered to consumers through national chain, regional, specialty and local retail stores. Our brand is Cold-EEZE® and our principal product is Cold-EEZE® cold remedy zinc gluconate lozenges, proven in clinical studies to reduce the duration and severity of symptoms of the common cold. In addition to Cold-EEZE® cold remedy lozenges, we market and distribute non-lozenge forms of our proprietary zinc gluconate formulation, (i) Cold-EEZE® cold remedy QuickMelts®, (ii) Cold-EEZE® Gummies (see below) and (iii) Cold-EEZE® cold remedy Oral Spray. Each of our Cold-EEZE® QuickMelts® products are based on our proprietary zinc gluconate formulation in combination with certain (i) immune system support, (ii) energy, (iii) sleep and relaxation, and/or (iv) cold and flu symptom relieving active ingredients.

In fiscal 2015, we introduced three new Cold-EEZE® product line extensions: (i) a Cold-EEZE® Multi-Symptom Relief for Cold and Flu lozenge, (ii) a Cold-EEZE® Daytime and Nighttime Multi-Symptom Relief in liquid form for each of adults and children, and (iii) Cold-EEZE® Natural Allergy Relief caplets for indoor and outdoor allergies. Shipments for these three new Cold-EEZE® product line extensions began in the third quarter of fiscal 2015. In fiscal 2016, we expanded our Cold-EEZE® product line further to include (i) Cold-EEZE® Gummies Multi-Symptom Relief for Cold and Flu and (ii) Cold-EEZE® Nighttime Multi-Symptom Relief for Cold and Flu QuickMelts®. Shipments began for these two new products in the third quarter of fiscal 2016.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements have been prepared by management without audit and should be read in conjunction with the ProPhase consolidated financial statements, including the notes thereto, appearing in the ProPhase Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2016. In the opinion of management, all adjustments necessary for a fair presentation of the financial position, results of operations and Division cash flows, for the periods indicated, have been made. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of operating results that may be achieved over the course of the full year. Management believes that the assumptions in the carve out unaudited financial statements are reasonable (see below). The results of operations for the Division for the periods presented are not necessarily indicative of operating results that may be achieved if the Division was a standalone company and was no longer able to benefit from the overhead and research and development support provided by ProPhase.

Division Carve Out and ProPhase Allocations

For the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, our Division’s unaudited financial statements were prepared (i) in accordance with the Securities and Commission’s carve out rules under SAB Topic 1B1 and (ii) are derived from identifying and carving out the specific assets, liabilities, net sales, cost of sales, operating expenses and interest expense associated with the Division’s operations. Assets and liabilities, sales and expenses related to other business units and operations of ProPhase or its subsidiaries are excluded from the Division’s financial statements. Furthermore, general administrative and overhead expenses, including personnel expenses, and research and development overhead expenses incurred by ProPhase (for which the Division benefits from such resources) are allocated to these financial statements based upon the percentage of the Division’s net sales to ProPhase consolidated net sales. For the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, ProPhase allocated (i) $1.3 million, $2.9 million and $3.0 million, respectively, included in administrative expenses and (ii) $124,000, $701,000 and $732,000, respectively, included in research and development expenses, in the accompanying unaudited statements of operations.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 2 – Summary of Significant Accounting Policies – continued

Seasonality of the Business

Our net sales are derived principally from our OTC heath care and cold remedy products sold in the United States of America. Our sales are influenced by and subject to fluctuations in the timing of purchase and the ultimate level of demand for our products which are a function of the timing, length and severity of each cold season. Generally, a cold season is defined as the period of September to March when the incidence of the common cold rises as a consequence of the change in weather and other factors. We generally experience in the first, third and fourth quarter higher levels of net sales along with a corresponding increase in marketing and advertising expenditures designed to promote our products during the cold season. Revenues and related marketing costs are generally at their lowest levels in the second quarter when consumer demand generally declines.

Use of Estimates

The preparation of these financial statements and the accompanying notes thereto, in conformity with Generally Accepted Accounting Principles in the United States of America, requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the respective reporting periods. Examples include the provision for bad debt, sales returns and allowances, inventory obsolescence, useful lives of property and equipment, and impairment of property and equipment, income tax valuations and assumptions related to accrued advertising. When providing for the appropriate sales returns, allowances, cash discounts and cooperative incentive promotion costs (“Sales Allowances”), we apply a uniform and consistent method for making certain assumptions for estimating these provisions. These estimates and assumptions are based on historical experience, current trends and other factors that management believes to be relevant at the time the financial statements are prepared. Management reviews the accounting policies, assumptions, estimates and judgments on a quarterly basis. Actual results could differ from those estimates.

Our primary product, Cold-EEZE® cold remedy lozenges, utilizes a proprietary zinc gluconate formulation which has been clinically proven to reduce the severity and duration of common cold symptoms. Factors considered in estimating the appropriate sales returns and allowances for this product include it being (i) a unique product with limited competitors, (ii) competitively priced, (iii) promoted, (iv) unaffected for remaining shelf-life as there is no product expiration date and (v) monitored for inventory levels at major customers and third-party consumption data. In addition to Cold-EEZE® cold remedy lozenges, we market and distribute a variety of Cold-EEZE® cold remedy QuickMelts®, a Cold-EEZE® cold remedy Oral Spray, a Cold-EEZE® Natural Allergy Relief caplets, a Cold-EEZE® Daytime and Nighttime Multi-Symptom Relief in a liquid form and our new Cold-EEZE® Gummies Multi-Symptom Relief for Cold and Flu. Each of the Cold-EEZE® cold remedy Oral Spray, QuickMelts® and Gummies products, Cold-EEZE® Natural Allergy Relief caplets, and Cold-EEZE® liquid forms products carry shelf-life expiration dates for which we aggregate such new product market experience data and update our sales returns and allowances estimates accordingly. Sales allowances estimates are tracked at the specific customer and product line levels and are tested on an annual historical basis, and reviewed quarterly. Additionally, we monitor current developments by customer, market conditions and any other occurrences that could affect the expected provisions relative to net sales for the period presented.

Cash Equivalents

We consider all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 2 – Summary of Significant Accounting Policies – continued

Inventory Valuation

Inventory is valued at the lower of cost, determined on a first-in, first-out basis (FIFO), or market. Inventory items are analyzed to determine cost and the market value and appropriate valuation adjustments are established. At September 30, 2016 and December 31, 2015 and 2014, the financial statements include adjustments to reduce inventory for excess or obsolete inventory of $588,000, $477,000 and $766,000, respectively. The components of inventory are as follows (in thousands):

		December 31,
	September 30, 2016	2015	2014

Raw materials	$674	$562	$661
Work in process	56	126	413
Finished goods	1,824	2,415	1,885
	$2,554	$3,103	$2,959

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and is comprised principally of production tools and dies. We use the straight-line method in computing depreciation for financial reporting purposes over three years.

Due to Pharmaloz Manufacturing, Inc.

Pharmaloz Manufacturing, Inc. (“PMI”), a wholly owned subsidiary of ProPhase and as such a related party, provides us with lozenge manufacturing services, and product warehousing and distribution services. For the nine months ended September 30, 2015 and the years ended December 31, 2015 and 2014, PMI charged us $1.2 million, $2.5 million and $4.0 million for these services which are a component of our cost of sales when inventory manufactured by PMI is shipped by us to our customers. Management believes that the intercompany charges between PMI and us are at commercially reasonable rates that other third parties would charge for such services. At September 30, 2016, December 31, 2015 and 2014, amounts due to PMI for its services were $222,000, $943,000 and $2.0 million, respectively.

Concentration of Risks

Our business is subject to federal and state laws and regulations adopted for the health and safety of users of our products. Our OTC health care and cold remedy products are subject to regulations by various federal, state and local agencies, including the Food and Drug Administration (“FDA”) and, as applicable, the Homeopathic Pharmacopoeia of the United States.

Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of trade accounts receivable. Trade accounts receivable potentially subject us to credit concentrations from time-to-time as a consequence of the timing, payment pattern and ultimate purchase volumes or shipping schedules with our customers. We extend credit to our customers based upon an evaluation of the customer’s financial condition and credit history and generally we do not require collateral. Our broad range of customers includes many large national chain, regional, specialty and local retail stores. These credit concentrations may impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, regulatory or other conditions that may impact the timing and collectability of amounts due to us. As a consequence of an evaluation of our customer’s financial condition, payment patterns, balance due to us and other factors, we did not offset our account receivable with an allowance for bad debt at September 30, 2016, December 31, 2015 and 2014.

Fair Value of Financial Instruments

Cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other obligations are reflected in the unaudited financial statements at carrying value which approximates fair value.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 2 – Summary of Significant Accounting Policies – continued

Revenue Recognition

Sales are recognized at the time ownership is transferred to the customer. Revenue is reduced for trade promotions, estimated sales returns, cash discounts and other allowances in the same period as the related sales are recorded. We make estimates of potential future product returns and other allowances related to current period revenue. We analyze historical returns, current trends, and changes in customer and consumer demand when evaluating the adequacy of the sales returns and other allowances.

Our return policy accommodates returns for (i) discontinued products, (ii) store closings and (iii) products that have reached or exceeded their designated expiration date. We do not impose a period of time within which product may be returned. All requests for product returns must be submitted to us for pre-approval. The main components of our returns policy are: (i) we will accept returns that are due to damaged product that is un-saleable and such return request activity falls within an acceptable range, (ii) we will accept returns for products that have reached or exceeded designated expiration dates and (iii) we will accept returns in the event that we discontinue a product provided that the customer will have the right to return only such items that it purchased directly from us. We will not accept return requests pertaining to customer inventory “Overstocking” or “Resets”. We will only accept return requests for product in its intended package configuration. We reserve the right to terminate shipment of product to customers who have made unauthorized deductions contrary to our return policy or pursue other methods of reimbursement. We compensate the customer for authorized returns by means of a credit applied to amounts owed or to be owed and in the case of discontinued product only, also by way of an exchange. We do not have any significant product exchange history.

As of September 30, 2016, December 31, 2015 and 2014, we included a provision for sales allowances of $65,000, $83,000 and $129,000, respectively. Additionally, accrued advertising and other allowances as of September 30, 2016 included (i) $1.6 million for estimated future sales returns and (ii) $667,000 for cooperative incentive promotion costs. As of December 31, 2015, accrued advertising and other allowances included (i) $1.4 million for estimated future sales returns and (ii) $786,000 for cooperative incentive promotion costs. As of December 31, 2014, accrued advertising and other allowances included (i) $1.5 million for estimated future sales returns and (ii) $2.1 million for cooperative incentive promotion costs.

Advertising and Incentive Promotions

Advertising and incentive promotion costs are expensed within the period in which they are utilized. Advertising and incentive promotion expense is comprised of (i) media advertising, presented as part of sales and marketing expense, (ii) cooperative incentive promotions and coupon program expenses, which are accounted for as part of net sales, and (iii) free product, which is accounted for as part of cost of sales. Advertising and incentive promotion expenses incurred for the nine months ended September 30, 2016, and the years ended December 31, 2015 and 2014 were $5.1 million, $8.5 million and $10.9 million, respectively. Included in prepaid expenses and other current assets was $406,000, $854,000 and $885,000 at September 30, 2016, December 31, 2015 and 2014, respectively, relating to prepaid advertising and promotion expenses.

Shipping and Handling

Product sales carry shipping and handling charges to the purchaser, included as part of the invoiced price, which is classified as revenue. In all cases, costs related to this revenue are recorded in cost of sales.

Research and Development

Research and development costs are charged to operations in the period incurred. Research and development costs for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, inclusive of the ProPhase allocation, were $172,000, $741,000 and $764,000, respectively. Research and development costs are related to new product development initiatives.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 2 – Summary of Significant Accounting Policies – continued

Income Taxes

We utilize the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the future tax consequences of events that have been recognized in our financial statements or tax returns. In estimating future tax consequences, we generally consider all expected future events other than enactments of changes in the tax law or rates.

We utilize a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than fifty percent likely of being realized upon ultimate settlement. Any interest or penalties related to income taxes will be recorded as interest or administrative expense, respectively.

Our unaudited financial statements have been prepared on a standalone basis, including its income tax calculations for the nine months ended September and years ended December 31, 2015 and 2014. The provision for income tax for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 are based upon the statutory federal rate of 35% and various state income tax rates. The following is a reconciliation of the income tax expense:

	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014

Income before income taxes and	$1,255	$896	$674
State income tax expense	(10)	(7)	(5)
Income subject to federal taxes	1,245	889	669
Federal income tax expense at statutory rate of 35%	(436)	(311)	(234)
	$809	$578	$435

State income tax expense	10	7	5
Federal income tax expense	436	311	234
Total income tax expense	$446	$318	$239

We are part of a consolidated return of ProPhase whereby the taxable income generated from our operations are not paid to ProPhase but are treated as a capital contribution via our Division equity account each period.

As of December 31, 2015, ProPhase has net operating loss carryforwards of approximately $44.5 million for federal purposes that will expire beginning in Fiscal 2020 through 2034. Additionally, there are net operating loss carryforwards of $21.9 million for state purposes that will expire beginning in Fiscal 2020 through 2034.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 3 –Other Obligations

Godfrey Settlement Agreement

In November 2004, we commenced an action against John C. Godfrey, Nancy Jane Godfrey, and Godfrey Science and Design, Inc. (together the “Godfreys”) for injunctive relief regarding the ownership of the Cold-EEZE® trademark. The Godfreys subsequently asserted against us counterclaims and sought monetary damages and injunctive and declaratory relief relative to the Cold-EEZE® trademark and other intellectual property.

On December 20, 2012, we and the Godfreys, including the Estate of Nancy Jane Godfrey, entered into a Settlement Agreement and Mutual General Release (the “Godfrey Settlement Agreement”), pursuant to which we resolved all disputes, including claims asserted by us and counterclaims asserted against us in the action. Pursuant to the terms of the Godfrey Settlement Agreement, we paid the Godfreys $2.1 million in December 2012 and we agreed to make four additional annual payments of $100,000 due in December of each of the next four years. Each annual payment in the amount of $100,000 accrues interest at the per annum rate of 3.25%. The annual installment of $107,000, $110,000 and $113,000, inclusive of accrued interest, were paid in December 2015, 2014 and 2013, respectively. Under the Godfrey Settlement Agreement, the Godfreys assigned, transferred and conveyed to us all of their right, title, and interest in U.S. Trademark Registration No. 1,838,542 for the trademark Cold-EEZE®, among other intellectual property associated with such trademark.

At each of September 30, 2016 and December 31, 2015, other current liabilities include $100,000, inclusive of accrued interest at the annual rate of 3.25%, for final installment payment due in December 2016 (which was paid in full in December 2016, inclusive of accrued interest) pursuant to the terms of the Godfrey Settlement Agreement. At December 31, 2014, other long-term obligation was comprised of $100,000 due pursuant to the terms of the Godfrey Settlement Agreement. For the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014, we charged to operations $1,000, $7,000 and $10,000, respectively, for interest expense pursuant to the terms of the Godfrey Settlement Agreement.

Note 4– Commitments and Contingencies

We have estimated future minimum obligations over the next five years, including the remainder of fiscal 2016, as follows (in thousands):

Fiscal Year	Godfrey Settlement Agreement
2016	100
2017	-
2018	-
2019	-
2020	-
Total	$100

Other Litigation

In the normal course of our business, we are named as defendant in legal proceedings. It is our policy to vigorously defend litigation and/or enter into settlements of claims where management deems appropriate.

COLD-EEZE® BUSINESS DIVISION

Notes to Unaudited Financial Statements

Note 5 – Division Equity

We are a business unit within ProPhase, our parent company. The Division’s daily cash flow needs and/or surpluses, including its net income after taxes are either distributed to or contributed from ProPhase to support ProPhase’s net administrative overhead, including personnel, research and development, and other costs of its operations.

Note 6– Significant Customers

Our products are distributed through national chain, regional, specialty and local retail stores throughout the United States. Revenues for the nine months ended September 30, 2016 and the years ended December 31, 2015 and 2014 were $10.0 million, $18.2 million and $20.6 million, respectively.

We are subject to account receivable credit concentrations from time-to-time as a consequence of the timing, payment pattern and ultimate purchase volumes or shipping schedules with our customers. These concentrations may impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, regulatory or other conditions that may impact the timing and collectability of amounts due to us. Customers comprising the five largest accounts receivable balances represented 65%, 60% and 67% of total trade receivable balances at September 30, 2016, December 31, 2015 and 2014, respectively. Management believes that the provision for possible losses on uncollectible accounts receivable is adequate for our credit loss exposure. The allowance for doubtful accounts was zero as of September 30, 2016, December 31, 2015 and 2014.

Note 7– Subsequent Event

On January 7, 2017, ProPhase announced today that it has signed an asset purchase agreement, pursuant to which the ProPhase has agreed to sell the Cold-EEZE® Division to a wholly owned subsidiary of Mylan N.V. (“Mylan”) for $50 million before taking into account taxes, transaction costs and related deal expenses, restructuring costs and post-closing escrow requirements.

Under the terms of the asset purchase agreement, Mylan will purchase substantially all of ProPhase’s assets and other rights relating to the Cold-EEZE® Division. The closing of the proposed sale, which is currently expected to occur in the first quarter of 2017, is subject to approval of the stockholders of ProPhase and other customary conditions of closing. In connection with the execution of the asset purchase agreement, ProPhase’s executive officers and directors executed voting agreements. The voting agreements provide, among other things, for ProPhase’s executive officers and directors to vote all of the shares owned by them in favor of the adoption of the transaction. The shares subject to the voting agreements represent approximately 24.1% of the outstanding common stock of ProPhase.

APPENDIX A

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ASSET PURCHASE AGREEMENT

(AS AMENDED)

BY AND BETWEEN

ProPhase Labs, Inc.,

Meda Consumer Healthcare Inc.

AND

Mylan Inc.,

as BUYER Guarantor

DATED AS OF JANUARY 6, 2017

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

i

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ii

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Exhibits

Exhibit A	Form of Manufacturing Agreement

Exhibit B	Form of Trademark Assignment Agreement*

Exhibit C	Accounts Payable*

Exhibit D	Accounts Receivable*

Exhibit E	Form of Transition Services Agreement*

Exhibit F	Rights Agreement Amendment

Exhibit G	Form of Escrow Agreement*

Exhibit H	Products*

Exhibit I	Form of Voting Agreement

Exhibit J	Purchase Price Allocation*

Exhibit K	Execution Press Release

Exhibit L	Trademark Consent Letter*

* Exhibit has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.

iii

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Schedules

Schedule 2.2(a) – Business Assets

Schedule 4.4 – No Governmental Authorization Required

Schedule 4.5 – Financial Statements

Schedule 4.6 – Intellectual Property

Schedule 4.6(d) – Non-US IP

Schedule 4.7 – Business Contracts

Schedule 4.10 – Litigation

Schedule 4.12 – Brokers

Schedule 4.17 – [****]

Schedule 4.19 – Permits

Schedule 4.21(a) – Administrative/Enforcement Action

Schedule 6.4 – [****]

The Schedules listed above have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

iv

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of January 6, 2017, by and between ProPhase Labs, Inc., a Delaware corporation (the “Seller”), Meda Consumer Healthcare Inc., a Delaware corporation (the “Buyer”), and Mylan Inc., a Pennsylvania corporation (the “Buyer Guarantor”).

RECITALS

WHEREAS, the Seller is in the business, among other things, of manufacturing, promoting and distributing the Products (collectively, the “Business”; provided, however, that, for the purposes of clarity, the term “Business” shall not include the conduct by the Seller and its Affiliates with relation to (a) the manufacturing facility for Cold-EEZE located in Lebanon, Pennsylvania or (b) any other products or lines of business).

WHEREAS, the Seller wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, the Business by means of (a) the sale and transfer of all of the Business Assets to the Buyer, (b) the assumption of all of the Assumed Liabilities by the Buyer and (c) assignment to the Buyer and assumption by the Buyer of certain agreements, in each case upon the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE 1

DEFINITIONS

1.1       Definitions. The following terms, whenever used herein, shall have the following meanings for all purposes of this Agreement.

“1999 Consent Order” means the FTC Agreement containing Consent Order in the matter of the Quigley Corporation, dated July 9, 1999.

“Accounting Firm” has the meaning set forth in Section 8.6(b).

“Accounts Payable” means all accounts payable owed by the Seller relating to the Business Assets as of November 30, 2016; a copy of such Accounts Payable are included on Exhibit C attached hereto, which the Seller shall later amend to encompass the Accounts Payable as of the Closing Date.

“Accounts Receivable” means all accounts receivable invoiced by the Seller relating to the Business Assets as of November 30, 2016; a copy of such Accounts Receivable are included on Exhibit D attached hereto, which the Seller shall later amend to encompass the Accounts Receivable as of the Closing Date.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Acquired Intellectual Property” has the meaning set forth in Section 4.6(a).

“Affiliate” means, as to any Person, (a) any Person which directly or indirectly controls, is controlled by, or is under common control with such Person, and (b) any Person who is a director, officer, partner or principal of such Person or of any Person which directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Assets and Properties” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, owned or leased by such Person, including Equity Interests, accounts and notes receivable, chattel paper, documents, instruments, contracts, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Assumed Liabilities” has the meaning set forth in Section 2.2(c).

“Basket Amount” has the meaning set forth in Section 8.3(e).

“Bill of Sale and Assignment Agreement” means the Bill of Sale and Assignment and Assumption Agreement, dated as of the Closing Date, between the Buyer and the Seller, with respect to the transfer and assignment of the Business Assets by the Seller and the assumption of the Assumed Liabilities by the Buyer.

“Board Change of Recommendation” has the meaning set forth in Section 6.10(d).

“Books and Records” means all books, records, files, designs, specifications, customer lists, supplier lists, information, reports, correspondence, literature and other sales material, computer software, magnetic media, and other data and similar materials related to or used in the Business or the Business Assets.

“Business” has the meaning set forth in the Recitals.

“Business Assets” has the meaning set forth in Section 2.2(a).

“Business Contracts” has the meaning set forth in Section 4.7.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

2

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Buyer” has the meaning set forth in the introductory paragraph of this Agreement.

“Buyer Guaranteed Obligations” has the meaning set forth in Section 9.17.

“Buyer Guarantor” has the meaning set forth in the introductory paragraph of this Agreement.

“Buyer Indemnitee” has the meaning set forth in Section 8.2(a).

“Buyer Termination Fee” has the meaning set forth in Section 7.5(b).

“Cap Amount” has the meaning set forth in Section 8.3(a).

“Channel Stuffing Representation” has the meaning set forth in Section 8.3(a).

“Claims Notice” has the meaning set forth in Section 8.4(b).

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means the confidentiality letter agreement, dated as of August 12, 2016, by and between the Seller and Mylan N.V.

“Contract” means any legally binding written agreement, contract, lease, license, instrument, commitment or arrangement.

“[****]” means the products set forth on Schedule 6.4.

“Cut-Off Date” has the meaning set forth in Section 8.1.

“Disclosure Schedules” means the Schedules delivered by the Seller which are numbered to correspond to the representations and warranties contained in ARTICLE 4.

“Effective Time” has the meaning set forth in Section 3.1.

“Encumbrance” means any and all liens, encumbrances, charges, mortgages, options, pledges, restrictions on transfer, security interests, hypothecations, easements, rights-of-way or encroachments of any nature whatsoever.

“Equitable Exceptions” has the meaning set forth in Section 4.2.

“Equity Interests” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests, and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.

3

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Escrow Account” means the account established by the Escrow Agent pursuant to the Escrow Agreement.

“Escrow Agent” means Citibank, N.A.

“Escrow Agreement” means the Escrow Agreement, dated as of the Closing Date, substantially in the form attached hereto as Exhibit G.

“Escrow Amount” means five million dollars ($5,000,000).

“Escrow Reduction Date” has the meaning set forth in Section 8.8(b).

“Escrow Termination Date” has the meaning set forth in Section 8.8(c).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning set forth in Section 2.2(b).

“FDA” means the United States Food and Drug Administration.

“Financial Information” has the meaning set forth in Section 4.5.

“FTC” has the meaning set forth in Section 4.20.

“Fundamental IP” means the Intellectual Property listed in Schedule 4.6(a) marked as “Fundamental IP”.

“Fundamental Representations” means the representations and warranties contained in Sections 4.1, 4.2, 4.6(b) (solely as it relates to Fundamental IP), 4.11, 4.12, 4.20(a) and 4.21(a).

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any nation or government (including any national or supra-national government), any federal, state, municipal, provincial or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administration functions of or pertaining to government, or any government authority, agency, department, board, tribunal, commission or instrumentality of the United States, any state of the United States or any municipality or other political subdivision thereof, or any other government in any jurisdiction, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority in any jurisdiction.

“Indemnitee” has the meaning set forth in Section 8.2(b).

4

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Indemnitor” means any party hereto from which any Indemnitee is seeking indemnification pursuant to the provisions of this Agreement.

“Intellectual Property” means all registered or unregistered patents, trademarks and service marks, trade names, brands, trade dress, logos, URLs and Internet domain names, packaging artwork, copyrights, computer software programs, industrial designs, inventions, proprietary know-how, trade secrets and other intellectual property.

“IP Infringement Representation” has the meaning set forth in Section 8.3(a).

“IP License” has the meaning set forth in Section 4.6(a).

“Know-How” means all existing and available technical information, know-how and data, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, drawings and other technology related to the Business or to the manufacture, registration, use or commercialization of the Products, including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, safety, quality control, preclinical and clinical data and studies relevant to the manufacture, registration, use or commercialization of the Products, in each case that are in existence, reasonably accessible, owned by and available to the Seller and/or its Affiliates on the Closing Date.

“knowledge of the Seller” or any similar phrase means the actual knowledge of Mr. Ted Karkus, Chairman and Chief Executive Officer, Mr. Robert V. Cuddihy, Jr., Chief Operating Officer and Chief Financial Officer and Raouf Ghaderi, Ph.D., Vice President of Research and Development, after reasonable investigation or inquiry into the Business.

“Law” means any foreign, federal, state or local law (including common law), statute, code, ordinance, rule, regulation, order or other requirement of a Governmental Authority.

“Liabilities” means liabilities, debts or obligations of any nature, whether known or unknown, absolute, accrued, contingent, liquidated, unliquidated, due or to become due or otherwise and whether or not required to be reflected on a balance sheet prepared in accordance with GAAP.

“Losses” has the meaning set forth in Section 8.2(a).

“Manufacturing Agreement” means the Manufacturing Agreement, dated as of the Closing Date, in the form attached hereto as Exhibit A.

“Material Adverse Effect” means a material adverse effect, event, development or change on the results of operations of the Business or the Business Assets, taken as a whole; provided, however, that “Material Adverse Effect” shall not include the impact on such results of operations of the Business arising out of or attributable to (a) conditions or effects that generally affect the industries and classes of trade in which the Business operates (including legal and regulatory changes), (b) general economic conditions, (c) effects resulting from changes affecting equity or debt market conditions (including in each of clauses (a), (b) and (c) above, any effects or conditions resulting from an outbreak or escalation of hostilities, acts of terrorism, political instability or other national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case whether or not involving the United States or any other country in which the Business operates), (d) acts of God (including earthquakes, storms, fires, floods and natural catastrophes), (e) effects arising from changes in Laws or accounting principles, (f) effects relating to or arising from the announcement of the execution of this Agreement or the transactions contemplated hereby or the identity of the Buyer or its Affiliates, including the loss of any customers, suppliers or employees directly thereto, (g) effects resulting from compliance with the terms and conditions of this Agreement by the Seller or consented to in writing by the Buyer, (h) the seasonal nature of the Business or the relative incidence of cold or influenza in any given year, or (i) any act or omission of the Buyer; except, in the case of clauses (a)-(e), to the extent that such effects have a materially disproportionate impact on the Business relative to other participants in the industry. For the avoidance of doubt, a Material Adverse Effect shall be measured only against past performance of the Business, taken as a whole, and not against any forward-looking statements, financial projections or forecasts of the Business.

5

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Material Contracts” has the meaning set forth in Section 6.13(a).

“Non-Assignable Contract” has the meaning set forth in Section 2.2(e).

“Non-US IP” means the Intellectual Property set forth on Schedule 4.6(d).

“Notice Period” has the meaning set forth in Section 6.10(e).

“Permits” has the meaning set forth in Section 4.19.

“Permitted Encumbrances” means (a) Encumbrances disclosed in the Schedules to this Agreement, (b) Encumbrances for Taxes, assessments and other government charges not yet due and payable or which are being contested in good faith by appropriate proceedings, (c) mechanics’, workmen’s, repairmen’s, warehousemen’s, carriers’ or other like Encumbrances (including Encumbrances created by operation of laws), and (d) Encumbrances in respect of pledges or deposits under workers’ compensation laws or similar legislation, unemployment insurance or other types of social security or to secure government Contracts and similar obligations.

“Person” means any individual, corporation (including any not for profit corporation), general or limited partnership, limited liability partnership, joint venture, estate, trust, firm, company (including any limited liability company or joint stock company), association, organization, entity or Governmental Authority.

“Pre-Closing Period” means any taxable period ending on or before the Closing Date and that portion of any Straddle Period ending on the Closing Date.

“Product Advertising” means any statement or claim made by the Seller with respect to the therapeutic use, indication, safety or efficacy of the Products in connection with the promotion, marketing, or branding of the Products through any media, including but not limited to print, radio, or television advertising, social media or other internet-based platform or made on Product packaging and displays.

6

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Products” means all the current and pipeline over-the-counter allergy, cold, flu and multi-symptom relief and immune support treatments and supplements for adults and children to the extent each is, or is intended to be, branded “Cold-EEZE”, and all private label versions thereof, including all formulations and derivations thereof, including those listed on Exhibit H.

“Proxy Statement” has the meaning set forth in Section 6.11(a).

“Purchase Price” has the meaning set forth in Section 2.1.

“Purchase Price Allocation” has the meaning set forth in Section 2.4.

“Reduced Escrow Amount” has the meaning set forth in Section 8.8(b).

“Representatives” means, with respect to any Person, any director, officer, agent, employee, general partner, member, stockholder, advisor or other authorized representative of such Person.

“Required Stockholder Vote” has the meaning set forth in Section 4.16.

“Restricted Party” has the meaning set forth in Section 6.4(e).

“Retained Liabilities” has the meaning set forth in Section 2.2(d).

“Rights Agreement” means the Amended and Restated Rights Agreement, dated as of June 18, 2014, between the Seller and American Stock Transfer and Trust Company.

“Rights Agreement Amendment” means an amendment to the Rights Agreement, dated as of the date hereof, in the form attached hereto as Exhibit F.

“Schedule” means each schedule to this Agreement delivered by any party hereto, including the Disclosure Schedules.

“SEC” means the United States Securities and Exchange Commission.

“Secured Parties” means John E. Ligums, Jr. and Justin J. Leonard.

“Secured Promissory Notes” means the 12% Secured Promissory Notes – Series A, dated December 11, 2015, issued by the Seller, Pharmaloz Manufacturing, Inc. and Quigley Pharma Inc. in favor of the Secured Parties.

“Security Agreement” means the Security Agreement, dated December 11, 2015, by and among Seller, Pharmaloz Manufacturing, Inc., Quigley Pharma Inc. and John E. Ligums, Jr., as collateral agent on behalf of the Secured Parties.

7

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“Seller Acquisition Proposal” means any offer, proposal or indication of interest received from a third party (other than a party to this Agreement) providing for any Seller Acquisition Transaction, including any renewal or revision to such a previously made offer, proposal or indication of interest.

“Seller Acquisition Transaction” means any transaction or series of transactions after the date hereof involving: (a) any merger, consolidation, share exchange, recapitalization, business combination or similar transaction involving the Seller or any of its Subsidiaries; (b) any direct or indirect acquisition of securities, tender offer, exchange offer or other similar transaction in which a Person or “group” (as defined in the Exchange Act) of Persons directly or indirectly acquires beneficial or record ownership of securities representing twenty percent (20%) or more of the voting power of the Seller; (c) any direct or indirect acquisition of any business or businesses or of assets that constitute or account for twenty percent (20%) or more of the consolidated net sales, net income or assets of the Seller and its Subsidiaries, taken as a whole (based on the fair market value thereof); (d) any liquidation or dissolution of the Seller or any material Subsidiary of the Seller; or (e) any combination of the foregoing (in each case, other than any of the transactions contemplated by this Agreement or the Transaction Documents).

“Seller Board Recommendation” has the meaning set forth in Section 4.18.

“Seller Indemnitee” has the meaning set forth in Section 8.2(b).

“Seller Stockholders Meeting” has the meaning set forth in Section 6.12(a).

“Seller Superior Offer” means a bona fide written Seller Acquisition Proposal (for purposes of this definition, replacing all references in such definition to twenty percent (20%) with fifty percent (50%)) that the board of directors of the Seller or any committee thereof determines, in good faith, after consultation with outside legal counsel and a financial advisor (i) is on terms that are more favorable from a financial point of view to the Seller’s stockholders than the transactions contemplated by this Agreement or the Transaction Documents (including any proposal by the Buyer to amend the terms of this Agreement) after taking into account all of the terms and conditions of such proposal and (ii) is likely to be completed (without material modification of its terms), in each of the cases of clause (i) and (ii) taking into account all financial, regulatory, legal and other aspects of such Seller Acquisition Proposal (including the timing and likelihood of consummation thereof) and the payment of the Buyer Termination Fee.

“Seller Termination Fee” has the meaning set forth in Section 7.5(a).

“Seller’s Common Stock” means the common stock, par value $0.0005 per share, of the Seller.

“Straddle Period” means any taxable period which begins before the Closing Date and ends after the Closing Date.

8

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

“Subsidiary” means, of a specified Person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, or other legal entity of which the specified Person (either alone or through or together with any other Affiliate) owns, directly or indirectly, more than 50% of the voting stock or other Equity Interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body, of such legal entity or of which the specified Person controls the management.

“Tax” or “Taxes” means any and all federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all interest, penalties and additions imposed with respect to such amounts, imposed by any Governmental Authority, and including any Liability for the payment of amounts as a result of being a transferee of, or a successor in interest to, any Person or as a result of an express or implied obligation to indemnify any Person.

“Tax Returns” means any report, declaration, return, information return, claim for refund, election, disclosure, estimate or statement supplied to a Governmental Authority in connection with Taxes, including any schedule or attachment thereto, and including any amendments thereof.

“Termination Date” has the meaning set forth in Section 7.4(b).

“Third Party Claim” means any claim or demand for which an Indemnitor may be liable to an Indemnitee hereunder which is asserted by a third party.

“Trademark Assignment Agreement” means the Trademark Assignment Agreement, dated as of the Closing Date, substantially in the form attached hereto as Exhibit B.

“Trademark Consent Letter” means the Trademark Consent Letter, dated as of the Closing Date, between the Buyer and the Seller, in the form attached hereto as Exhibit L.

“Transaction Documents” means this Agreement, the Escrow Agreement, the Manufacturing Agreement, the Transition Services Agreement, the Trademark Assignment Agreement, the Bill of Sale and Assignment Agreement, the Trademark Consent Letter and any other document, instrument or agreement delivered in connection herewith or therewith.

“Transition Services Agreement” means the Transition Services Agreement, dated as of the Closing Date, in the form attached hereto as Exhibit E.

“Treasury Regulations” mean the Treasury regulations promulgated under the Code.

“Voting Agreement” means a voting agreement, dated as of the date hereof, stating, among other things, that the signatory agrees to vote in favor of the transactions contemplated by this Agreement in its capacity as a stockholder, in the form attached hereto as Exhibit I.

9

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

1.2       Interpretive Provisions. Unless the express context otherwise requires:

(a)       the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)       terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)       the terms “Dollars” and “$” mean United States Dollars;

(d)       references herein to a specific Section, Subsection, Recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Recitals, Schedules or Exhibits of this Agreement;

(e)       wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f)       references herein to any gender shall include each other gender;

(g)       references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (g) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h)       references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i)       references herein to any Contract (including this Agreement) mean such Contract as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j)       with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k)       when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day;

(l)       references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(m)       references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

10

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ARTICLE 2

PURCHASE PRICE AND PAYMENT; PURCHASE AND SALE OF THE BUSINESS

2.1       Purchase Price. The aggregate purchase price for the Business Assets shall be fifty million dollars ($50,000,000) (the “Purchase Price”), plus the assumption of the Assumed Liabilities. The Purchase Price less the Escrow Amount shall be paid by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer, such account designation to be provided no later than two (2) Business Days prior to the Closing Date.

2.2       Sale of the Business Assets; Assumption of the Assumed Liabilities.

(a)       Business Assets. At the Closing provided for in ARTICLE 3, upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer, convey, assign and deliver to the Buyer or its designated Affiliate, and the Buyer or its designated Affiliate shall purchase from the Seller, the Business Assets, free and clear of all Encumbrances, other than Permitted Encumbrances, for an amount equal to the Purchase Price. The term “Business Assets” means all of the Seller’s right, title and interest in and to the Assets and Properties set forth below, but not including in any event the Excluded Assets:

(i)       Material Contracts;

(ii)       Books and Records; provided, that Seller shall have no obligation to provide board minutes and stockholder minutes;

(iii)       Acquired Intellectual Property;

(iv)       Non-US IP;

(v)       all advertising, marketing and promotional materials used in the marketing of the Products;

(vi)       Know-How;

(vii)       the license of certain trademarks pursuant to the Trademark Consent Letter;

(viii)       all tools, dies, cuts, stamps and other machinery used in the Business or containing the term “Cold-EEZE” listed on Schedule 2.2(a); provided, that such list shall not contain items that can be used for other products or that have a use outside of the Cold-EEZE branded products; and

(ix)       those Assets and Properties described on Schedule 2.2(a) attached hereto; provided, that, with respect to Permits, Schedule 2.2(a) shall only include such Permits that are freely transferrable by the Seller.

11

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       Excluded Assets. Notwithstanding anything in this Agreement to the contrary, the following Assets and Properties of the Seller and its Affiliates (collectively, the “Excluded Assets”) shall be excluded from and shall not constitute Business Assets:

(i)       the corporate seals, charter documents, minute books, books of account or other records having to do with the corporate organization of the Seller;

(ii)       the Tax Returns and books of account or other records with respect to Taxes of the Seller;

(iii)       all Accounts Receivable;

(iv)       all cash and cash equivalents;

(v)       all rights which accrue or will accrue to the Seller under this Agreement;

(vi)       the Seller’s personnel records and copies of any other records that the Seller and its Affiliates are required by Law to retain in its possession;

(vii)       all known or unknown, liquidated or unliquidated, contingent or fixed, rights, claims or causes of action, choses in action, rights of recovery and rights of set-off of any kind, and indemnities against any Person that the Seller may have against any Person but only to the extent related to the Excluded Assets or the Retained Liabilities;

(viii)       all claims for refunds of Taxes and other governmental charges of whatever nature with respect to the Business Assets for Pre-Closing Periods;

(ix)       all rights of the Seller under Contracts related to the Business that are not assigned to the Buyer after the Seller has complied with Section 2.2(e);

(x)       all causes of action (including counterclaims) whether known or unknown, absolute, contingent (or based on a contingency) or otherwise, and defenses (A) to the extent not arising from or relating to the Business Assets or Assumed Liabilities as well as any books, records and privileged information relating thereto or (B) relating to any period through the Closing to the extent that the assertion of such cause of action or defense is necessary or useful in defending any claim that may be asserted against the Seller;

(xi)       all insurance policies and related Contracts and all rights thereunder (including the right to make claims thereunder and to the proceeds thereof);

(xii)       all claims and rights against any officer, director, member, manager, or employee of the Seller (in their capacity as an employee but not in any other capacity) following the Closing;

12

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(xiii)       all benefit plans and all trust agreements, insurance policies and administrative service and other Contracts relating to such;

(xiv)       all records and reports prepared or received by the Seller or any of its Affiliates in connection with the sale of the Business Assets and the transactions contemplated hereby, including all analyses relating to the Business Assets or the Buyer so prepared or received;

(xv)       all vendor numbers associated with the Business Assets or Business;

(xvi)       all plants, real property and equipment, other than such equipment or other Assets and Properties as set forth on Schedule 2.2(a);

(xvii)       all brands that are not related to or used in the Business;

(xviii)       all confidentiality agreements with prospective purchasers of the Business Assets or any portion thereof, and all bids and expressions of interest received from third parties with respect to the Business Assets;

(xix)       all privileged materials, documents and records of the Seller or the Seller’s Affiliates that are not related to the Business or the Business Assets; and

(xx)       inventory, finished goods, bulk, raw materials, packaging, supplies, parts and other inventories of the Business.

(c)       Assumed Liabilities. In connection with the sale, transfer, conveyance, assignment and delivery of the Business Assets pursuant to this Agreement, at the Closing provided for in ARTICLE 3, upon the terms and subject to the conditions of this Agreement, the Buyer will assume and agree to pay, perform and discharge the Assumed Liabilities and no others. The term “Assumed Liabilities” means, collectively, all Liabilities arising out of the ownership and operation of the Business Assets on or after the Closing Date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due; provided, that Assumed Liabilities shall not include any Retained Liabilities.

(d)       Retained Liabilities. Notwithstanding anything in this Agreement to the contrary, the Buyer shall not assume or be deemed to assume any Liabilities of the Seller except for the Assumed Liabilities. Without limiting the generality of the foregoing, the Buyer shall not assume, and the Seller shall continue to bear sole responsibility for all Liabilities arising out of (i) claims related to the Business Assets regarding adulterated products manufactured by the Seller, (ii) the Accounts Payable, (iii) all indebtedness of the Seller and all other Liabilities arising out of the Business Assets prior to the Closing Date, whether absolute, accrued, contingent, known or unknown, asserted or unasserted, fixed or otherwise, or whether due or to become due, including without limitation any and all Liabilities for any rebates, promotions, charge-backs or other changes in pricing with respect to sales of the Products for the period prior to the Closing; (iv) claims or Liabilities arising out of or associated with the Rights Agreement; (v)(A) all Taxes of the Seller (1) unrelated to the ownership or operation of the Business Assets and the Business or (2) related to the direct or indirect ownership or operation of the Business Assets and the Business for all periods prior to the Closing; (B) all Taxes, if any, imposed on the Seller and any consolidated, combined, or unitary group of which the Seller is a member as a result of the sale or transfer of the Business Assets and the Business pursuant to this Agreement; and (C) any liability of the Seller for the unpaid Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract, or otherwise; (vi) credits and payments for any returns of non-conforming Products sold by the Seller on or before the Closing Date; and (vii) the business and operations of the Seller or any of its Affiliates at any time, other than the Assumed Liabilities (collectively, the “Retained Liabilities”).

13

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(e)       Consent of Third Parties. Nothing in this Agreement shall be construed as an attempt by the Seller to novate or assign to the Buyer pursuant to this Agreement any Contract, permit, franchise, claim or other Assets and Properties included in the Business Assets that is by its terms or by law nonassignable without the consent of any other party or parties, unless such consent or approval shall have been given, or as to which all the remedies for the enforcement thereof available to the Seller would not by law pass to the Buyer as an incident of the assignments provided for by this Agreement (a “Non-Assignable Contract”). To the extent that any consent in respect of, or a novation of, a Non-Assignable Contract shall not have been obtained on or before the Closing Date, the Seller shall, for a period not to exceed one hundred eighty (180) days following the Closing Date, continue to use commercially reasonable efforts to obtain any such consent or novation after the Closing Date until the end of such one hundred eighty (180) day period following the Closing Date, and the Seller shall cooperate with the Buyer in any reasonable, economically feasible arrangement to provide that the Buyer shall receive the interest of the Seller in the benefits under such Non-Assignable Contract; provided, that such cooperation shall not require the Seller to pay any consideration, incur any costs or expenses or grant any financial accommodation or other benefit. The parties expressly intend and agree that, as between the Buyer and the Seller, the beneficial interest in and to and benefits of the Business Assets pass to the Buyer. The parties further expressly intend and agree that the Buyer, to the extent it receives the benefits referred to in the preceding sentence, shall assume and agree to perform and discharge all Liabilities under any such Business Asset as of the Closing, whether or not an assignment or transfer can be made, to the extent such Liabilities constitute Assumed Liabilities under this Agreement.

(f)       Return of Excluded Assets. In the event, through inadvertence, mistake or otherwise, (i) any Excluded Assets are transferred to the Buyer, the Buyer agrees to promptly transfer and deliver the same to the Seller or (ii) any Business Assets are retained by the Seller, the Seller agrees to promptly transfer and deliver the same to the Buyer. The parties shall cooperate to effect any transfer of assets required by the previous sentence in the most Tax efficient manner to both parties.

14

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.3       Transactions to be Effected at the Closing. At or prior to the Closing, the following transactions shall be effected by the parties:

(a)       The Seller shall deliver or cause to be delivered to the Buyer:

(i)       a certificate or certificates in compliance with Treasury Regulation Section 1.1445-2, certifying that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code; provided, that, notwithstanding anything in this Agreement to the contrary, the Buyer’s sole right if the Seller cannot make such certification shall be to make an appropriate withholding under Sections 897 and 1445 of the Code;

(ii)       the Bill of Sale and Assignment Agreement, duly executed by the Seller;

(iii)       the Manufacturing Agreement, duly executed by the Seller;

(iv)       the Transition Services Agreement, duly executed by the Seller;

(v)       the Trademark Assignment Agreement, duly executed by the Seller;

(vi)       the Escrow Agreement, duly executed by the Seller;

(vii)       a pay-off letter, in form and substance acceptable to the Buyer, from the Secured Parties stating that, as of the Effective Time, (A) the Secured Promissory Notes have been repaid in full, (B) the Secured Promissory Notes are extinguished and all Encumbrances in favor of the Secured Parties on the Business Assets pursuant to the Security Agreement have been terminated, released and discharged and that the Secured Parties have delivered to the Buyer all instruments, certificates, statements and other documents necessary to evidence such termination, release and discharge and (C) the Buyer is authorized to make all filings necessary or desirable to terminate any financing statement or other notice or evidence of any such Encumbrance;

(viii)       the Rights Agreement Amendment, duly executed by the Seller and American Stock Transfer and Trust Company;

(ix)       the Voting Agreements, duly executed by each director and executive officer of the Seller;

(x)       an electronic copy of the virtual data room hosted by Merrill Corporation under the name “Zeta – VDR”;

(xi)       the Trademark Consent Letter, duly executed by the Seller; and

(xii)       such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by the Seller pursuant to this Agreement or otherwise reasonably required to consummate the transactions contemplated hereby (but in no event shall the Seller be required to deliver an opinion of counsel in connection with the transactions contemplated by this Agreement).

15

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       The Buyer shall deliver or cause to be delivered to the Seller:

(i)       an amount equal to the Purchase Price less the Escrow Amount, by wire transfer of immediately available funds to the bank account or accounts as are designated in writing by the Seller no later than two (2) Business Days prior to the Closing;

(ii)       a counterpart signature page to the Bill of Sale and Assignment Agreement, duly executed by the Buyer;

(iii)       a counterpart signature page to the Manufacturing Agreement, duly executed by the Buyer;

(iv)       a counterpart signature page to the Transition Services Agreement, duly executed by the Buyer;

(v)       a counterpart signature page to the Trademark Assignment Agreement, duly executed by the Buyer;

(vi)       counterpart signature pages to the Escrow Agreement, duly executed by the Buyer and the Escrow Agent;

(vii)       counterpart signature pages to the Voting Agreements;

(viii)       counterpart signature page to the Trademark Consent Letter, duly executed by the Buyer; and

(ix)       such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by the Buyer pursuant to this Agreement or otherwise reasonably required to consummate the transactions contemplated hereby (but in no event shall the Buyer be required to deliver an opinion of counsel in connection with the transactions contemplated by this Agreement).

(c)       The Buyer shall deliver or cause to be delivered to the Escrow Agent an amount equal to the Escrow Amount, by wire transfer of immediately available funds to the Escrow Account.

2.4       Purchase Price Allocation. The Seller and the Buyer shall allocate the Purchase Price and the amount of the Assumed Liabilities (to the extent required by applicable Law) among the Business Assets and the restrictive covenants set forth in Section 6.4 in accordance with the principles of Section 1060 of the Code for Tax purposes as set forth in Exhibit J (the “Purchase Price Allocation”). The parties shall (i) be bound by the Purchase Price Allocation and act in accordance with the Purchase Price Allocation in the filing of all Tax Returns (including filing Form 8594 with the United States federal Tax Return for the taxable year that includes the Closing Date) and in the course of any Tax audit, Tax review or Tax litigation relating thereto, and (ii) take no position and to cause their Affiliates to take no position inconsistent with the Purchase Price Allocation for Tax purposes unless required to do so by applicable Law.

16

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ARTICLE 3

THE CLOSING

3.1       Closing; Closing Date. The closing of the sale and purchase of the Business Assets and the assumption of the Assumed Liabilities as contemplated hereby (the “Closing”) shall take place at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, NY 10022, at 10:00 a.m. local time, promptly, but not later than three (3) Business Days, after all of the conditions to Closing set forth in ARTICLE 7 are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as the Seller and the Buyer may mutually agree upon in writing (the “Closing Date”). The Closing shall be effective for all purposes as of 12:01 a.m. local time on the Closing Date at the place of the Closing (the “Effective Time”).

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth in the Disclosure Schedules, the Seller represents and warrants to the Buyer as follows:

4.1       Organization and Qualification. The Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized. Solely with respect to the Business, the Seller has all requisite organizational power and authority to own, lease and operate its properties and carry on its business as presently owned or conducted. Solely with respect to the Business, the Seller has been qualified, licensed or registered to transact business as a foreign entity and is in good standing (or the equivalent thereof) in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, license or registration.

4.2       Binding Obligations. Subject to obtaining the Required Stockholder Vote, the Seller has all requisite organizational authority and power to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Seller and no other proceedings on the part of the Seller are necessary to authorize the execution and delivery and performance of this Agreement and the transactions contemplated by this Agreement by the Seller. This Agreement has been duly executed and delivered by the Seller, and assuming that this Agreement constitutes the legal, valid and binding obligations of the Buyer, this Agreement constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by: (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies, and (b) general principles of equity (collectively, the “Equitable Exceptions”).

17

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

4.3       No Defaults or Conflicts; Consents. The due execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby (a) do not result in any violation of the certificate of incorporation or bylaws (or equivalent constituent documents) of the Seller or any resolution adopted by the board of directors (or similar governing body) of the Seller, (b) do not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any Business Contract and (c) do not violate in any material respect any existing applicable Law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Seller with respect to the Business.

4.4       No Governmental Authorization Required. Except as set forth on Schedule 4.4, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by the Seller in connection with the due execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby; provided, however, that no representation or warranty is made with respect to authorizations, approvals, notices or filings with any Governmental Authority that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to be material to the Buyer’s ownership, use or operation of the Business Assets after the Closing.

4.5       Financial Statements. Schedule 4.5 contains true, correct and complete copies of the monthly gross sales, net sales, gross-to-net adjustments, cost of goods sold, selling expenses, advertising, marketing and promotional costs, and volumes for the Products for the period beginning January 1, 2014 and ending November 30, 2016 (the “Financial Information”). The Financial Information is unaudited and was derived from the financial statements of the Seller, which were compiled by the Seller in accordance with GAAP as consistently applied by the Seller, and is complete and accurate in all material respects.

4.6       Intellectual Property.

(a)       Schedule 4.6(a) sets forth a list or description, as applicable, of all (i) Intellectual Property owned by the Seller and included in the Business Assets, including, for all Intellectual Property that is registered, issued or subject to a pending application for registration or issuance, the record owner(s) and application, issuance or registration numbers and dates, including without limitation all abandoned trademark applications and applications which have been filed but for which the mark is no longer in use, and (ii) written license agreements relating to Intellectual Property to which the Seller is a party and which are included in the Business Assets (in each case other than license agreements for “off-the-shelf” or other software widely available on generally standard terms and conditions or agreements that are not substantially focused on the license of Intellectual Property, such as service, lease, sales or nondisclosure agreements in which the license of Intellectual Property is incidental to the primary purposes of such agreement) (each such license agreement, an “IP License”) (collectively, the Intellectual Property listed on Schedule 4.6(a) is referred to herein as the “Acquired Intellectual Property”). The Acquired Intellectual Property constitutes all Intellectual Property necessary for operation of the Business, as of the date hereof.

18

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       The Seller owns or is licensed to use through an IP License, practice and otherwise exploit all Acquired Intellectual Property, taken as a whole, as of the date hereof, free and clear of any Encumbrances other than Permitted Encumbrances. Each IP License (i) is a legal and binding obligation of the Seller and, to the knowledge of the Seller, the other relevant parties thereto and (ii) is in full force and effect and enforceable against the Seller in accordance with the terms thereof in all material respects, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

(c)       To the knowledge of the Seller, during the five (5) year period prior to the date hereof, no Person has materially infringed or violated, and to the knowledge of the Seller no Person is materially infringing or violating, any of the Intellectual Property which is owned by the Seller and included in the Business Assets, and to the knowledge of the Seller, the marketing, license, distribution, sale and use of the products and services currently sold by the Seller in connection with the Business Assets, as applicable, does not infringe or violate in any material respect the proprietary rights of any third party. There are no royalty or license payments due to any third parties on any of the Business Assets.

(d)       To the knowledge of the Seller, during the five (5) year period prior to the date hereof, no Person (i) has infringed or violated in any material respect, or (ii) is infringing or violating in any material respect, any of the Non-US IP which is included in the Business Assets, and the Seller has not received notice of any such alleged infringement. Notwithstanding the foregoing, and regardless of any other provision of this Agreement, the Seller has advised the Buyer, and the Buyer acknowledges, that the Seller has not maintained or utilized the Non-US IP or any filings or registrations related thereto. Accordingly, and regardless of any other provision of this Agreement except for the first sentence of this Section 4.6(d), the Seller makes no representations, promises or warranties with respect to the Non-US IP, and the Buyer has not relied on any such representations, promises or warranties in entering into and performing this Agreement.

4.7       Contracts. For the purposes of this Agreement, “Business Contracts” means all active Contracts with respect to the Business since January 1, 2016 related to customers, suppliers, vendors, and service providers but does not include: (i) any non-customer Contracts relating to legal representation, items other than the Products, employees, office supplies, freight companies, accountants, overhead, ingredient suppliers, the operation of Seller’s facilities, the manufacturing of the Products, (ii) with respect to vendors and service providers, any Contract that has an annual value or cost in the year 2016 less than [****] dollars ($[****]), or (iii) any purchase order or series of purchase orders. The Seller represents it has made commercially reasonable efforts to populate Schedule 4.7 with the Business Contracts as of the date hereof. No less than ten (10) days prior to the Closing, the Seller will provide a true, complete and correct list of Business Contracts on Schedule 4.7. Each Business Contract constitutes a legal, valid, and binding obligation of the Seller and, to the knowledge of the Seller, of the other parties thereto, subject to the Equitable Exceptions. With respect to each of the Business Contracts, neither the Seller nor, to the knowledge of the Seller, any other party to any such Business Contract is in breach thereof or default thereunder, in any material respect. The Seller has not received or given written notice of termination of any Business Contract.

19

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

4.8       Taxes.

(a)       The Seller has paid or will pay in a timely manner (i) all Taxes that are shown to be due with respect to the Business or the Business Assets on any Tax Returns filed or to be filed by the Seller or pursuant to any assessment received by the Seller from any Governmental Authority for any period preceding the Closing Date, and (ii) all other Taxes with respect to the Business or the Business Assets due on or before the Closing Date (whether or not shown on a Tax Return).

(b)       The Seller has filed or will file in a timely manner with the appropriate Governmental Authority all Tax Returns required to be filed with respect to the Business or the Business Assets prior to or on the Closing Date and each such Tax Return has been prepared in all material respects in compliance with all applicable Laws and is true, accurate and complete in all material respects.

(c)       There are no pending, proposed, or to the knowledge of the Seller, threatened examinations, audits, actions, proceedings, investigations, disputes, assessments or claims with respect to any Taxes payable by or asserted against the Seller with respect to the Business or the Business Assets, and to the knowledge of the Seller, there is no basis for such claims or assessments.

(d)       There are no outstanding agreements or waivers that would extend the statutory period in which a Governmental Authority may assess or collect a Tax against the Seller with respect to the Business or the Business Assets.

(e)       There are no Encumbrances with respect to Taxes (other than for current Taxes not yet due and payable) upon the Business Assets.

(f)       None of the Business Assets constitute a “United States real property interest” within the meaning of Section 897(c) of the Code.

(g)       Except as may be the case with Non-US IP, none of the Business Assets, and no portion of the Business, (i) constitutes a permanent establishment in any country other than the United States, or (ii) is the subject of Taxation in any jurisdictions outside the United States.

(h)       No claim has been made in writing by any Governmental Authority in the past five (5) years in a jurisdiction where the Seller does not file Tax Returns that the Seller is or may be subject to Taxation by that jurisdiction with respect to the Business or the Business Assets and, to the knowledge of the Seller, there is no basis for such claim.

(i)       Except for Non-US IP, none of the Business Assets are located outside of the United States.

20

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(j)       The Seller has collected or self-assessed and remitted to the appropriate Governmental Authority all sales and use or similar Taxes required to have been collected or self-assessed with respect to the Business, including any interest and any penalty, addition to Tax or additional amount unpaid, and has been furnished properly completed exemption certificates for all exempt transactions. The Seller has collected and/or remitted to the appropriate Governmental Authority all Taxes, customs duties, fees, and assessments with respect to the Business which are other than in the nature of income Taxes or charge of any kind whatsoever, including any interest and any penalty, addition to Tax or additional amount unpaid.

4.9         Reserved.

4.10       Litigation. Except as set forth on Schedule 4.10, as of the date hereof, there are no, and during the five (5) year period prior to the date of this Agreement, there have not been any, claims, actions or legal proceedings pending, or to the knowledge of the Seller, threatened against the Seller (a) relating to the transactions contemplated by this Agreement, (b) with respect to the Business Assets, before any Governmental Authority, or (c) with respect to Product Advertising.

4.11       Title to Business Assets. The Seller has (in the case of owned personal property) good, valid and marketable title to, or (in the case of leased personal property) a valid leasehold interest in or license to all of the Business Assets, free and clear of all Encumbrances, except for Permitted Encumbrances. The representations and warranties made in this Section 4.11 do not apply to matters covered by Section 4.6 (Intellectual Property).

4.12       Brokers. Except as set forth on Schedule 4.12, no broker, finder or similar intermediary has acted for or on behalf of the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith based on any agreement with the Seller or any action taken by the Seller.

4.13       Compliance With Laws. Since January 1, 2014, solely with respect to the Business, Seller and its Affiliates have complied in all material respects with all applicable Laws.

4.14       Exclusivity of Representations. The representations and warranties made by the Seller in this Agreement or in any other document delivered pursuant to the terms of this Agreement are the exclusive representations and warranties made by the Seller. The Seller hereby disclaims any other express or implied representations or warranties. The Seller is not, directly or indirectly, making any representations or warranties regarding pro-forma financial information, financial projections or other forward-looking statements of the Business.

4.15       Solvency. Immediately after giving effect to the transactions contemplated hereby, each of the Seller and any of its Subsidiaries shall be solvent and shall (a) be able to pay their debts as they become due, (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities), and (c) have adequate capital to carry on their business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any of the Seller and any of its Subsidiaries. In connection with the transactions contemplated hereby, the Seller has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.

21

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

4.16       Vote Required. The affirmative votes, at a duly called and held meeting of the stockholders, of the holders of a majority of the outstanding shares of the Seller’s Common Stock entitled to vote thereon (the “Required Stockholder Vote”) are the only votes of the holders of any class or series of shares of capital stock of the Seller necessary to adopt this Agreement, the Transaction Documents and approve the transactions contemplated hereby or thereby.

4.17       No Channel Stuffing. Since January 1, 2015, neither the Seller nor any of its Affiliates has (i) conducted sales of any Products outside of the ordinary course of business in any material respect, (ii) shipped or sold any Products in quantities that were not materially consistent with demand and the ordinary shipment and sales practices of the Business or (iii) engaged in “channel stuffing” of any Products, [****].

4.18       Seller Board Recommendation. The board of directors of the Seller, at a duly held meeting or by written consent, has, by the requisite vote of the members of the Seller’s board of directors voting, (i) determined that the terms of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby are advisable to and in the best interests of the holders of Seller’s Common Stock, (ii) directed that this Agreement, the Transaction Documents and the other transactions contemplated hereby and thereby be submitted for consideration at a duly called and held meeting of the stockholders, and (iii) resolved to recommend that the Seller’s stockholders vote in favor of the adoption of this Agreement, the Transaction Documents and approval of the other transactions contemplated hereby and thereby (in each case, in this clause (iii), the “Seller Board Recommendation”) and to include such recommendation in the Proxy Statement, subject to Section 6.10(e).

4.19       Permits. Schedule 4.19 lists those material permits that have been filed or obtained by the Seller with respect to the Products that, to the knowledge of the Seller, are required in order to develop, manufacture, package, supply, promote, distribute and sell the Products in the United States (collectively, the “Permits”). The Seller possesses (and since January 1, 2014 has possessed) and is in compliance (and since January 1, 2014 has complied) in all material respects with all Permits material to the conduct of the Businesses. All such Permits are valid and in full force and effect. To the knowledge of the Seller, no event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any such Permit.

4.20       Regulatory Compliance.

(a)       The manufacture, sale and marketing of the Products by the Seller in the locations where Products have been manufactured, sold or marketed by or on behalf of the Seller, is and has been conducted in compliance in all material respects with all applicable Laws which, if not complied with, would materially restrict, bar or prohibit the manufacture, sale or marketing of any of the Products.

22

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       The Products are and have been developed, tested, manufactured, handled, labeled, packaged, stored, supplied, promoted, distributed, marketed, commercialized, imported, exported, and sold by or on behalf of the Seller, as applicable, in material compliance with all applicable Laws. All manufacturing operations for the Products conducted by or on behalf of the Seller have been and are being conducted in compliance with current Good Manufacturing Practice under Section 501(a)(2)(B) of the Food, Drug, and Cosmetic Act and 21 CFR Part 211, as applicable to homeopathic products, consistent with FDA Compliance Policy Guidance Section 400.400. The Products have not been voluntarily recalled, suspended, or discontinued by the Seller at the request of the FDA or any other Governmental Authority, nor has the Seller received any notice from FDA or any other Governmental Authority that it has commenced or threatened to initiate any action to restrict the sales or marketing, request the recall of, or enjoin or restrict the production of the Products. The Products have been promoted by or on behalf of the Seller in compliance with all applicable Laws, including but not limited to those Laws administered and enforced by the FDA and the United States Federal Trade Commission (“FTC”) and the 1999 Consent Order. Neither the Seller nor any of its Representatives is subject to any notice, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information from the FDA, FTC, or any other Governmental Authority regarding promotion of the Products, including but not limited to with regard to compliance with the 1999 Consent Order. The Seller has maintained records relating to the development, testing, manufacture, handling, labeling, packaging, storage, supply, promotion, distribution, marketing, commercialization, import, export, and sale of the Products in compliance with applicable Laws, and the Seller has submitted to the FDA and other Governmental Authorities in a timely manner any required notices or other reports, including but not limited to adverse experience reports related to the Products.

4.21       Administrative/Enforcement Action.

(a)       Except as set forth on Schedule 4.21(a), there is no material award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority to which the Business is subject.

(b)       Neither the Seller nor any of its Representatives has received any notice or communication from the FDA or other Governmental Authority requiring, recommending, or threatening to initiate any action to terminate, suspend, or materially limit the sale of the Products or alleging noncompliance with applicable Laws with regard to the Products or the Business. There has not been and is not now any material observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information pending or in effect against the Seller or any of its officers and employees with respect to the Business, and the Seller has no liability (whether actual or contingent) with respect to the Business for failure to comply with applicable Laws. To the knowledge of the Seller, there is no act, omission, event, or circumstance that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) related to the Business for failure to comply with applicable Laws.

23

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

4.22       Proxy Statement. The Proxy Statement will not, at the time such document is mailed to the stockholders of the Seller, and at the time any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading (other than information supplied by a third party in writing expressly for inclusion therein). The Proxy Statement will, at the time it is mailed to the stockholders of the Seller, and at the time any amendment or supplement thereto is filed with the SEC, comply as to form in all material respects with the applicable provisions of the Exchange Act, as amended and the rules and regulations promulgated thereunder.

4.23       Rights Agreement and Rights Agreement Amendment. As of the date hereof, to the knowledge of the Seller, no holder of Seller’s Common Stock has become an “Acquiring Person” (as defined in Section 1(a) of the Rights Agreement) and no Section 11(a)(ii) or Section 13(i) triggering event under the Rights Agreement has occurred. No material action that has not been taken in accordance with the terms of the Rights Agreement is necessary (i) to render the Rights Agreement inapplicable to this Agreement and the transactions contemplated hereby, (ii) to ensure that (A) the Buyer is not deemed to be an Acquiring Person (as defined in the Rights Agreement) pursuant to the Rights Agreement as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and (B) no Distribution Date (as defined in the Rights Agreement) will occur by reason of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, and (iii) so that the Seller will have no obligations under the Rights (as defined in the Rights Agreement) issued pursuant to or under the Rights Agreement in connection with the transactions contemplated hereby and the holders of Seller’s Common Stock will have no rights under the Rights or the Rights Agreement in connection with the transactions contemplated hereby. The Seller is not a party to any other stockholder rights agreement, rights plan, anti-takeover plan, “poison pill” or other similar agreement or plan. The execution and delivery of the Rights Agreement Amendment have been duly authorized by all necessary corporate action on the part of the Seller, and the Rights Agreement Amendment constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to the Equitable Exceptions.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE BUYER

Except as set forth in the Schedules delivered by the Buyer which are numbered to correspond with the sections of this ARTICLE 5, the Buyer represents and warrants to the Seller as follows:

5.1       Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authority to own its properties and carry on its business in all material respects as presently owned or conducted.

24

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

5.2       Binding Obligations. The Buyer has all requisite authority and power to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Buyer and no other proceedings on the part of the Buyer are necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Buyer. This Agreement has been duly executed and delivered by the Buyer and, assuming that this Agreement constitutes the legal, valid and binding obligations of the Seller, constitutes the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

5.3       No Defaults or Conflicts. The due execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby (a) do not result in any violation of the charter or bylaws or other constituent documents of the Buyer, (b) do not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any indenture, mortgage or loan or any other agreement or instrument to which the Buyer is a party or by which it is bound or to which its properties may be subject, and (c) do not violate any existing applicable Law, rule, regulation, judgment, order or decree or any Governmental Authority having jurisdiction over the Buyer or any of its properties.

5.4       No Governmental Authorization Required. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by the Buyer in connection with the due execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby.

5.5       Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith based on any agreement with the Buyer or any action taken by the Buyer.

5.6       Litigation. There is no claim, action, suit or legal proceeding pending or to the knowledge of the Buyer, threatened against the Buyer or any material portion of its Assets and Properties with respect to which there is a possibility of a determination which questions the validity or legality of this Agreement or the transactions contemplated hereby or which seeks to prevent the transactions contemplated hereby or otherwise would reasonably be expected, individually or in the aggregate, to materially impair the Buyer’s ability to effect the transactions contemplated hereby.

5.7       Sufficient Funds. The Buyer has (a) sufficient immediately available funds available and the financial ability to pay all amounts payable pursuant to ARTICLE 2 and any fees and expenses incurred by the Buyer in connection with the transactions contemplated by this Agreement and (b) the resources and capabilities (financial and otherwise) to perform its obligations hereunder. The Buyer has not incurred any obligation, commitment, restriction or liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or liability of any kind, in either case which would impair or adversely affect such resources and capabilities.

25

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

5.8       Buyer’s Reliance. The Buyer acknowledges that neither the Seller nor any other Person has made any representation or warranty, expressed or implied, as to the Business Assets, the Assumed Liabilities, or the Business, and the Buyer has not relied on any other express or implied representation, warranty or other statement by or on behalf of the Seller except as expressly set forth in this Agreement and the Transaction Documents.

5.9       Ownership of Seller’s Common Stock. Except as may be provided in the Voting Agreements, as of the date hereof, neither the Buyer nor any of its Affiliates beneficially owns, directly or indirectly (including pursuant to a derivatives contract), any shares of Seller’s Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Seller’s Common Stock and neither the Buyer nor any of its Affiliates has any rights to acquire, directly or indirectly, any shares of Seller’s Common Stock; except in any case, shares of Seller’s Common Stock (if any) owned in a mutual fund, pension plan or other similar fund to which Buyer or any of its Affiliates have an interest.

ARTICLE 6

COVENANTS

6.1       Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by the Buyer (which consent shall not be unreasonably withheld or delayed), the Seller shall (a) conduct the Business in the ordinary course consistent with past practice and in compliance in all material respects with applicable Law; (b) use commercially reasonable efforts to maintain and preserve intact the Business Assets, relationships with third parties and goodwill; and (c) notify the Buyer of the occurrence of any material event with respect to the Business as soon as reasonably practicable. Without limiting the foregoing, from the date hereof until the Closing Date, the Seller shall:

(i)       not sell, assign or encumber any of the Business Assets;

(ii)       not modify, amend or terminate any Business Contract that during the twelve (12) month period prior to the date of this Agreement involved, or during the twelve (12) month period following the date of this Agreement is reasonably expected to involve, payments by or to the Seller aggregating in excess of $[****] during such twelve (12) month period;

(iii)       not change or modify the pricing of any of the Products;

(iv)       not change any promotional allowances, discounts or other coupons offered to its customers related to the Products;

(v)       not change any advertising, marketing or promotional materials related to the Products;

26

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(vi)       pay the debts, Taxes and other obligations of the Business when due, including payment of any royalty or license payments due to any third parties;

(vii)       maintain the properties and assets included in the Business Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(viii)       preserve and maintain all of the Acquired Intellectual Property;

(ix)       preserve and maintain all of the Non-US IP consistent with past practice;

(x)       continue in full force and effect without modification all insurance policies, except as required by applicable Law;

(xi)       defend and protect the properties and assets included in the Business Assets from infringement or usurpation;

(xii)       perform all of its obligations under all Business Contracts;

(xiii)       comply in all material respects with all Laws applicable to the conduct of the Business or the ownership and use of the Business Assets; and

(xiv)       not take or permit any action that would cause any of the changes, events or conditions described in this Section 6.1 to occur.

6.2       Confidentiality; Public Announcements.

(a)      Confidentiality.

(i)       The Buyer and the Seller shall each maintain in confidence, and shall cause their respective Representatives to maintain in confidence, any written, oral, or other information obtained in confidence from the other party hereto in connection with this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby, unless such information (A) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party (or its Affiliates) in breach of this Agreement, generally known or available to the public, (B) is known by the receiving party at the time of receiving such information, provided the receiving party can demonstrate such knowledge with written evidence, (C) is hereafter furnished to the receiving party by a third party that is under no continuing obligations as a matter of right and without restriction on disclosure as proven by written evidence, (D) is independently developed by or on behalf of the receiving party without any breach of this Agreement as proven by written evidence, (E) is the subject of a written permission to disclose provided by the disclosing party, or (F) is required to be furnished or disclosed by applicable Law (including information required to be disclosed in SEC filings); provided, that the receiving party gives the providing party written notice of the information to be disclosed as far in advance of its disclosure as practicable and uses its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information; provided, further, that nothing in this Section 6.2 will in any way restrict or limit the use of any information acquired by the Buyer as part of the transactions contemplated by this Agreement directly relating to the Business Assets.

27

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(ii)       The Seller shall not, and shall cause its Affiliates not to, at any time, disclose to any Person other than the Buyer any confidential or proprietary information, knowledge or data which directly relates to the Business Assets, whether or not marked or otherwise identified as confidential, proprietary or secret, unless such information (A) is now, or hereafter becomes, through no act or failure to act on the part of the Seller (or their respective Affiliates) in breach of this Agreement, generally known or available to the public, (B) is furnished to the Seller by a third party that is under no continuing obligation as a matter of right and without restriction on disclosure, (C) is the subject of a written permission to disclose provided by the Buyer, or (D) is required to be furnished or disclosed by applicable Law (including information required to be disclosed in SEC filings); provided that the Seller gives the Buyer written notice of the information to be disclosed as far in advance of its disclosure as practicable and uses its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

(iii)       The covenants contained in paragraphs (i) and (ii) of this Section 6.2(a) will continue to be applicable until the second (2nd) anniversary of the Effective Time; provided, however, that the Seller’s obligation set forth in paragraph (ii) of this Section 6.2(a) shall be perpetual as it relates to the Acquired Intellectual Property and Non-US IP.

(b)       Public Announcements. No party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto (not to be unreasonably withheld); provided, however, that nothing herein will prohibit any party from issuing or causing publication of any such press release or public announcement to the extent that such disclosure is required by Law (including securities Laws) or stock exchange requirements, in which case the party making such determination will use commercially reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of its issuance. Notwithstanding the foregoing, the Buyer consents to the Seller’s publication of a press release upon the execution of this Agreement, in the form attached hereto as Exhibit K, and upon the Closing, in form and substance reasonably acceptable to the Buyer.

6.3       Books and Records; Litigation Matters.

(a)       Books and Records. The Seller and its Affiliates shall have the right to retain copies of all books and records of the Business relating to periods ending on or prior to the Closing Date. Following the Closing Date, the Buyer shall retain the Books and Records in a manner consistent with applicable Law and the Buyer’s document retention policies in effect from time to time. After the Closing, the Buyer shall allow the counsel, accountants, and other Representatives of the Seller and its Affiliates access to such Books and Records (with the related right of examination and duplication) upon reasonable request by the Seller and during normal business hours, subject to the confidentiality restrictions contained herein.

28

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       Litigation Matters. Following the Closing, in the event that, and so long as, the Seller or any of its Affiliates is actively contesting, defending or investigating any charge, audit, complaint, action, suit, proceeding, hearing, threat, investigation, grievance, arbitration, allegation, claim, pre-claim, legal proceeding or demand in connection with (i) any transaction contemplated by this Agreement, or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction relating to periods prior to the Closing and involving the Business, at the Seller’s sole cost and expense, the Buyer and its Affiliates will reasonably cooperate with such contesting, defending or investigating party and its counsel in the contest, defense or investigation, including by making available their personnel so as to assist with the contest, defense or investigation, by executing a joint defense agreement with such contesting, defending or investigating party, by agreeing to preserve the attorney-client privilege, work product doctrine or other privilege that may attach to any privileged communications or information with respect thereto, by providing such Intellectual Property rights or otherwise by participating as a party to the extent reasonably requested to pursue or defend any such contest, defense or investigation.

6.4       Non-Compete; Non-Solicitation.

(a)       The Seller shall not, and shall cause Seller’s Subsidiaries not to, directly or indirectly, for the period beginning on the Closing Date and ending on the [****] anniversary of the Closing Date, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu; provided that the Seller may (A) continue to develop, manufacture, sell, promote or distribute the [****] as are marketed by the Seller as of the Closing Date, provided that such products shall not include [****]; and (B) contract manufacture any product for a third party, provided that such products referenced in clause (B) shall not include any products [****].

(b)       Mr. Ted Karkus shall not, directly or indirectly, for the period beginning on the Closing Date and ending on the [****] anniversary of the Closing Date, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu; provided that Mr. Ted Karkus may (A) continue to develop, manufacture, sell, promote or distribute the [****] as are marketed by the Seller as of the Closing Date, provided that such products shall not include [****]; and (B) contract manufacture any product for a third party, provided that such products referenced in clause (B) shall not include any products [****].

29

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(c)       Mr. Robert V. Cuddihy, Jr. shall not, directly or indirectly, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for (i) cough, cold or flu for the period beginning on the Closing Date and ending on the [****] anniversary of the Closing Date, or (ii) cough, cold or flu with zinc as the primary active ingredient for the period beginning on the Closing Date and ending on the [****] anniversary of the Closing Date; provided that Mr. Robert V. Cuddihy, Jr. may (A) continue to develop, manufacture, sell, promote or distribute the [****] as are marketed by the Seller as of the Closing Date, provided that such products shall not include [****]; and (B) contract manufacture any product for a third party, provided that such products referenced in clause (B) shall not include any products [****].

(d)       Dr. Raouf Ghaderi shall not, directly or indirectly, develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the United States that is used or indicated for cough, cold or flu with zinc as the primary active ingredient for the period beginning on the Closing Date and ending on the [****] anniversary of the Closing Date; provided that Dr. Raouf Ghaderi may (A) continue to develop, manufacture, sell, promote or distribute the [****] as are marketed by the Seller as of the Closing Date, provided that such products shall not include [****]; and (B) contract manufacture any product for a third party, provided that such products referenced in clause (B) shall not include any products [****].

(e)       For [****] years after the Closing Date, the Seller, Mr. Ted Karkus, Mr. Robert V. Cuddihy, Jr. and Dr. Raouf Ghaderi (each, a “Restricted Party”) shall not, and shall cause the Seller’s Subsidiaries not to, solicit, offer employment to or hire any Person that is employed by the Buyer in connection with the Business; provided, however, that such Restricted Party shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by the Buyer or (ii) soliciting, offering employment to or hiring a former employee of the Buyer, whose employment has been terminated by the Buyer. For [****] years after the Closing Date, the Buyer shall not solicit, offer employment to or hire any Person that is employed by the Seller; provided, however, that the Buyer shall not be prohibited from (i) initiating searches for employees or contractors through the use of non-directed general advertisement or through the engagement of firms to conduct searches that are not targeted or focused on persons employed by the Seller or (ii) soliciting, offering employment to or hiring a former employee of the Seller, whose employment has been terminated by the Seller.

6.5       Cooperation. From and after the Closing, if the Seller or any of its Affiliates receive any funds or notices relating to any Business Assets, the Seller or its Affiliates shall remit such funds or notices to the Buyer within five (5) Business Days after its receipt thereof. From and after the Closing, if the Buyer or its Affiliates receive any funds or notices not relating to the Business Assets, the Buyer or its Affiliates shall remit any such funds or notices to the Seller within five (5) Business Days after its receipt thereof. From the date hereof, the Buyer shall take any and all reasonable action requested by the Seller in connection with the Seller obtaining the consents set forth in Section 7.3(f) and 7.3(g) and shall not, by act or omission, impede or negatively affect the Seller’s efforts related to obtaining such consents.

30

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

6.6       Further Assurances. At any time or from time to time after the Closing, at the Seller’s request and without further consideration, the Buyer shall, and shall cause its Affiliates to, execute and deliver to the Seller such other reasonable instruments of assumption, provide such reasonable materials and information and take such other reasonable actions as the Seller may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to the Buyer, and for the Buyer to assume and agree to pay, perform and discharge, all of the Assumed Liabilities. At any time or from time to time after the Closing, at the Buyer’s reasonable request and without further consideration, the Seller shall (a) execute and deliver to the Buyer such other reasonable instruments of sale, transfer, conveyance, assignment and confirmation, provide such reasonable materials and information and take such other reasonable actions as the Buyer may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to the Buyer, and to confirm the Buyer’s title to, all of the Business Assets and (b) make available, during normal business hours, any employee of the Seller with knowledge of the Business to the extent such availability is reasonably required by the Buyer in connection with the use or operation of the Business Assets.

6.7       Transfer of Know-How. At or prior to the Closing, the Seller shall disclose (and provide copies or provide reasonable access to make copies, as applicable) to the Buyer all Know-How that is necessary or reasonably useful in the manufacturing (including quality assurance and control testing, filling, labeling, packaging, finishing, storage and shipping, as applicable) of the Products. In connection with the foregoing, the Seller shall make available to the Buyer, at the Seller’s expense, such advice of its technical personnel as may reasonably be requested by the Buyer in connection with such transfer, understanding and implementation of such manufacturing related Know-How.

6.8       Tax Matters.

(a)       The Seller will prepare and timely file all Tax Returns and pay all Taxes owed in respect of the Business Assets and the Business for all Tax periods ending on or prior to the Closing Date, including any Tax preparation fees. The Buyer will prepare and timely file all other Tax Returns that are required to be filed in respect of the Business Assets and the Business and the Buyer will be responsible for paying all Taxes with respect to periods beginning after the Closing Date. The Seller shall be responsible for any and all Taxes owed with respect to taxable periods ending on or before the Closing Date, and shall be responsible for any Tax preparation fees incurred related thereto. With respect to Taxes owed for a Straddle Period, the Seller will be responsible for the amount apportioned (pursuant to Section 6.8(b)) to days on or before the Closing Date and the Buyer will be responsible for amounts apportioned to days after the Closing Date. The Seller will pay such apportioned Taxes that are due and payable on or prior to the Closing Date (including any Tax preparation fees), and bill the Buyer for any part of that amount apportioned to the Buyer. The Buyer will pay such apportioned Taxes that are due and payable after the Closing Date and bill the Seller for any part of that amount apportioned to the Seller. Notwithstanding the foregoing, the Seller shall bear and be solely responsible for the payment of all Taxes which are or become payable by the Seller prior to, at, or after the Closing Date, in connection with the transactions contemplated hereby, regardless of when an assessment in respect of any such matter occurs, whether before or after the Closing Date.

31

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       For any Taxes that are payable with respect to a Straddle Period, (i) in the case of Taxes such as property Taxes, ad valorem Taxes, and similar Taxes imposed on a periodic basis, the portion of any such Tax that is attributable to the portion of the period ending on the Closing Date shall be considered to equal the amount of such Taxes for such taxable period, multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period that ends on the Closing Date and the denominator of which is the number of days in the entire taxable period and (ii) in the case of Taxes that are imposed on, or are based in whole or in part on, the income, gross receipts, operations or payroll of the Seller (such as sales and use, value added, and goods and services Taxes), the portion of such Taxes which is attributable to the portion of such taxable period ending on the Closing Date shall be determined by closing the books of the Seller as of the end of the day on the Closing Date. For purposes hereof, Taxes attributable to any period or portion thereof ending on or prior to the Closing Date shall include sales, use, value added, goods and services and similar Taxes imposed on sales or gross receipts that accrue or are received on or prior to the Closing Date, and Taxes attributable to the ownership of property during periods on or prior to the Closing Date.

(c)       After the Closing Date, the Seller, and the Buyer shall:

(i)       use commercially reasonable efforts to cooperate fully in preparing for any audits of, or disputes with Governmental Authorities regarding, any Tax Returns relating to the Business Assets or the Business and make available to the other and to any Governmental Authority as reasonably requested all information, records, and documents relating to liabilities for Taxes associated with the Business or the Business Assets as set forth in this Agreement;

(ii)       make available to the other, as reasonably requested and available, personnel responsible for preparing or maintaining information, records and documents in connection with Taxes as well as any related litigation;

(iii)       preserve all such information, records, and documents until the expiration of any applicable statutes of limitation or extensions thereof and as otherwise required by Law; and

(iv)       provide timely notice to the other in writing of any pending or threatened Tax audits or assessments related to the Business Assets and the Business for periods beginning prior to the Closing Date and furnish the other with copies of all correspondence received from any Governmental Authority in connection with any Tax audit or information request with respect to any such period.

(d)       The Buyer shall be authorized to withhold from the amounts payable hereunder any Taxes that are required to be withheld from such amounts under applicable Law. For all purposes, such Taxes withheld and paid to the applicable Tax authorities will be treated as having been paid by the Buyer to the applicable payee under the terms of this Agreement.

32

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

6.9       No Channel Stuffing. The Seller shall not, and shall cause its Affiliates not to (i) conduct sales of any Products outside of the ordinary course of business in any material respect, (ii) ship or sell any Products in quantities that are not materially consistent with demand and the ordinary shipment and sales practices of the Business or (iii) engage in “channel stuffing” of any Products, [****].

6.10       Non-Solicitation by the Seller.

(a)       The Seller agrees that neither it nor any of its Subsidiaries, nor any of their respective officers, directors or employees, shall, and that it shall use its commercially reasonable efforts to cause its and their respective Representatives not to (and shall not authorize or give permission to its and their respective Representatives to), directly or indirectly: (i) solicit, initiate, seek or knowingly encourage the making, submission or announcement of any Seller Acquisition Proposal, (ii) furnish any nonpublic information regarding the Seller or any of its Subsidiaries to any Person in connection with or in response to a Seller Acquisition Proposal, (iii) continue or otherwise engage or participate in any discussions or negotiations with any Person with respect to any Seller Acquisition Proposal, (iv) except in connection with a Board Change of Recommendation pursuant to Section 6.10(e), approve, endorse or recommend any Seller Acquisition Proposal, or (v) except in connection with a Board Change of Recommendation pursuant to Section 6.10(e), enter into any letter of intent, arrangement, agreement or understanding relating to any Seller Acquisition Transaction; provided, however, that this Section 6.10 shall not prohibit (A) the board of directors of the Seller or any committee thereof, directly or indirectly through any officer, employee or Representative, prior to the earlier of the Effective Time or the receipt of the Required Stockholder Vote, from furnishing nonpublic information regarding the Seller or any of its Subsidiaries to, or entering into or participating in discussions or negotiations with, any Person in response to an unsolicited, bona fide Seller Acquisition Proposal that the board of directors of the Seller or any committee thereof concludes in good faith, after consultation with outside legal counsel and a financial advisor, constitutes or would reasonably be expected to result in a Seller Superior Offer if (1) the board of directors of the Seller or any committee thereof concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action with respect to such Seller Acquisition Proposal would be reasonably likely to result in a breach of its fiduciary duties under applicable Law, (2) such Seller Acquisition Proposal did not result from a material breach of this Section 6.10, (3) prior thereto the Seller has given the Buyer the notice required by Section 6.10(b), and (4) the Seller furnishes any nonpublic information provided to the maker of the Seller Acquisition Proposal only pursuant to a confidentiality agreement between the Seller and such Person containing customary terms and conditions that in the aggregate are not materially less restrictive than those contained in the Confidentiality Agreement; or (B) the Seller from complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to any Seller Acquisition Proposal, including any so called “stop, look and listen” communications, or making any other statement or disclosure that the Seller determines in good faith, after consultation with its outside legal counsel, that the failure of the Seller to make such statement or disclosure would reasonably be expected to be a violation of applicable Law; provided that the board of directors of the Seller may make a Board Change of Recommendation only in accordance with Section 6.10(e).

33

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       The Seller shall promptly, and in no event later than twenty-four (24) hours after its receipt of any Seller Acquisition Proposal, or any request for nonpublic information relating to the Seller or any of its Subsidiaries in connection with a Seller Acquisition Proposal, advise the Buyer orally and in writing of such Seller Acquisition Proposal or request (including, subject to the terms of any applicable confidentiality agreement, providing the identity of the Person making or submitting such Seller Acquisition Proposal or request, and, (i) if it is in writing, a copy of such Seller Acquisition Proposal and any related draft agreements and (ii) if oral, a reasonably detailed summary thereof that is made or submitted by any Person during the period between the date hereof and the Closing Date). The Seller shall keep the Buyer informed on a prompt basis with respect to any change to the material terms of any such Seller Acquisition Proposal (and in no event later than one (1) Business Day following any such change), including, subject to the terms of any applicable confidentiality agreement, providing the Buyer with a copy of any draft agreements and modifications thereof.

(c)       Upon the execution of this Agreement, the Seller shall, and shall cause its Subsidiaries and its and their respective officers, directors and employees, and shall use its commercially reasonable efforts to cause its and their respective Representatives to, immediately cease and terminate any existing activities, discussions or negotiations between the Seller or any of its Subsidiaries or any of their respective officers, directors, employees or Representatives and any Person that relate to any Seller Acquisition Proposal and shall use commercially reasonable efforts to obtain the prompt return or destruction of any confidential information previously furnished to such Persons with respect thereto within six (6) months prior to the date hereof.

(d)       Except as otherwise provided in Section 6.10(e), the board of directors of the Seller (or any committee thereof) may not (i) withhold, withdraw or modify, or publicly propose to withhold, withdraw or modify, the Seller Board Recommendation in a manner adverse to the Buyer or make any statement, filing or release, in connection with obtaining the Required Stockholder Vote or otherwise, inconsistent with the Seller Board Recommendation, (ii) approve, endorse or recommend any Seller Acquisition Proposal (any of the foregoing set forth in clauses (i) and (ii), a “Board Change of Recommendation”), or (iii) enter into a written definitive agreement providing for a Seller Acquisition Transaction.

(e)       The board of directors of the Seller or any committee thereof may at any time prior to the earlier of the Effective Time or receipt of the Required Stockholder Vote (i) effect a Board Change of Recommendation in respect of a Seller Acquisition Proposal, and/or (ii) if it elects to do so in connection with or following a Board Change of Recommendation, terminate this Agreement pursuant to Section 7.4(d)(ii) in order to enter into a written definitive agreement providing for a Seller Acquisition Transaction, if (and only if): (A) a Seller Acquisition Proposal is made to the Seller by a third party, and such offer is not withdrawn; (B) the board of directors of the Seller or such committee thereof determines in good faith after consultation with outside legal counsel and a financial advisor that such offer constitutes a Seller Superior Offer; (C) following consultation with outside legal counsel, the board of directors of the Seller or such committee thereof determines that failure to take such action would be reasonably likely to result in a breach of its fiduciary duties under applicable Law; (D) the Seller provides the Buyer three (3) Business Days’ prior written notice of its intention to take such action (such three (3)-Business Day period, the “Notice Period”), which notice shall include the information with respect to such Seller Superior Offer that is specified in Section 6.10(b) (it being understood that any material revision or amendment to the terms of such Seller Superior Offer shall require a new notice and, in such case, all references to three (3) Business Days in this Section 6.10(e) shall be deemed to be one (1) Business Day); and (E) at the end of the Notice Period described in clause (D), the board of directors of the Seller or such committee thereof again makes the determination in good faith after consultation with outside legal counsel and a financial advisor (after negotiating in good faith with the Buyer and its Representatives if requested by the Buyer during the Notice Period regarding any adjustments or modifications to the terms of this Agreement proposed by the Buyer and taking into account any such adjustments or modifications) that the Seller Acquisition Proposal continues to be a Seller Superior Offer and, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to result in a breach of its fiduciary duties under applicable Law.

34

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(f)       During the period from the date of this Agreement through the Effective Time, neither the Seller nor any of its Subsidiaries shall terminate, amend, modify or waive any provision of any confidentiality agreement to which it is a party relating to a proposed business combination involving the Seller or any standstill agreement to which it is a party; during such period, the Seller or its Subsidiaries, as the case may be, shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof.

6.11       Preparation and Mailing of the Proxy Statement.

(a)       The Seller shall use its commercially reasonable efforts to prepare and file within twenty (20) days following the full execution and delivery of this Agreement with the SEC proxy materials that shall constitute the proxy statement relating to the matters to be submitted to the stockholders of the Seller at the Seller Stockholders Meeting (such proxy statement, and any amendments or supplements thereto, the “Proxy Statement”) and Buyer shall provide to the Seller all information concerning the Buyer and its Affiliates as may be reasonably requested by the Seller in connection with the Proxy Statement. The Proxy Statement shall comply as to form in all material respects with applicable provisions of the Exchange Act and the rules and regulations thereunder. The Seller shall provide the Buyer and its counsel with a reasonable opportunity to review and comment on the Proxy Statement prior to the initial filing with the SEC. The Seller shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to the Seller’s stockholders as promptly as reasonably practicable following the date the Proxy Statement has been cleared for mailing by the SEC.

(b)       The Seller shall, as promptly as reasonably practicable after receipt thereof, provide the Buyer copies of any written comments and advise the Buyer of any oral comments, with respect to the Proxy Statement received from the SEC. The Seller shall provide the Buyer with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement and any communications prior to filing such with the SEC and shall promptly provide the Buyer with a copy of all such filings and communications made with the SEC.

35

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(c)       If at any time prior to the Effective Time, any information relating to the parties, or any of their respective Affiliates, officers or directors, should be discovered by any of the parties which should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Seller shall file as promptly as reasonably practicable with the SEC an amendment of, or a supplement to, the Proxy Statement and, to the extent required by Law, disseminate the information contained in such amendment or supplement to the stockholders of the Seller.

6.12       Seller Stockholders Meeting; Seller Board Recommendation.

(a)       As promptly as reasonably practicable after the Proxy Statement has been cleared for mailing by the SEC, the Seller shall take all necessary actions to duly call, give notice of, convene and hold a meeting of the stockholders of the Seller (such meeting, or any adjournments or postponements thereof, the “Seller Stockholders Meeting”) for the purpose of obtaining the Required Stockholder Vote and shall use commercially reasonable efforts to solicit its stockholders to obtain the Required Stockholder Vote.

(b)       The board of directors of the Seller shall, subject to Section 6.10(e), make the Seller Board Recommendation to the stockholders of the Seller and include the Seller Board Recommendation in the Proxy Statement.

(c)       Following the receipt of the Required Stockholder Vote, if applicable, the Buyer and the Seller shall effect the Closing as promptly as reasonably practicable.

6.13       Material Contracts; Required Consents.

(a)       Prior to the Closing Date, the Buyer shall provide to the Seller a list of Business Contracts to be acquired in connection with the transactions contemplated hereby (the “Material Contracts”); provided, that the Material Contracts shall not include any employment agreement or other Contract that relates to the Seller’s broader business or solely to the manufacture of the Products. For any Material Contract that is freely assignable, then the Seller shall assign such Contract to the Buyer and the Buyer shall assume such Contract at the Closing pursuant to Section 2.2(a)(i). For any Material Contract that is freely assignable and pertains to multiple products, then the Seller and the Buyer shall use commercially reasonable efforts to cooperate with one another in order to enter into new agreements with the other parties to such Contract in order to apportion the products appropriately; provided, that such cooperation shall not require the Seller to pay any consideration, incur any costs or expenses or grant any financial accommodation or other benefit. For any Material Contract that is a Non-Assignable Contract, the Seller and the Buyer shall use commercially reasonable efforts to cooperate with one another as set forth in Section 2.2(e).

36

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(b)       Prior to the Closing, the Seller shall use commercially reasonable efforts to obtain the consents required from any third parties and to deliver all notices required to be delivered under any Material Contracts in connection with the transactions contemplated by this Agreement.

6.14       Use of the Acquired Intellectual Property and Non-US IP. Except as set forth in the Manufacturing Agreement, Transition Services Agreement and Trademark Consent Letter, from and after the Closing Date, the Seller shall cease all use of the Intellectual Property set forth on Schedule 2.2(a), the Acquired Intellectual Property and Non-US IP.

6.15       Communications with Customers. From and after the date hereof, the Buyer and the Seller shall jointly provide written notice of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby to each of the customers that Seller has engaged with in the twelve (12) months prior to the Closing Date in connection with the Business. The Seller shall use commercially reasonable efforts to facilitate an ongoing relationship between such customers and the Buyer or its third-party designee on terms and conditions substantially the same as those between the Seller and such customers. Notwithstanding anything to the contrary in this Agreement, the Seller shall not be required to pay any consideration, incur any costs or expenses or grant any financial accommodation or other benefit in connection with this Section 6.15.

6.16       Communications with Suppliers. From and after the date hereof, the Buyer and the Seller shall jointly provide written notice of this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby to each of the suppliers that Seller has engaged with in the twelve (12) months prior to the Closing Date in connection with the Business. The Seller shall use commercially reasonable efforts to facilitate an ongoing relationship between such suppliers and the Buyer or its third-party designee on terms and conditions substantially the same as those between the Seller and such suppliers. Notwithstanding anything to the contrary in this Agreement, the Seller shall not be required to pay any consideration, incur any costs or expenses or grant any financial accommodation or other benefit in connection with this Section 6.16.

6.17       Rights Agreement. In the event that disclosure is publicly made that a person other than Buyer or an Affiliate of the Buyer had become an “Acquiring Person” prior to the date of this Agreement, and the Rights (as defined in the Rights Agreement) would be exercisable for shares of the Buyer or an Affiliate of the Buyer, then the Seller shall take all actions necessary to amend the Rights Agreement to accelerate the termination thereof such that the Rights Agreement terminates prior to a Distribution Date (as defined in Section 3(a) of the Rights Agreement).

6.18       Past Cold-EEZE Products. To the extent the Seller discovers any additional rights relating to solely Cold-EEZE products that were marketed in the past, that were not transferred at the Closing, the Seller will promptly notify the Buyer and transfer, convey and assign such rights to the Buyer without further consideration, but, notwithstanding anything to the contrary in this Agreement or otherwise, the Seller has advised the Buyer, and the Buyer acknowledges, that the Seller makes no representations or warranties with respect thereto. In the event such additionally discovered rights relate to Cold-EEZE but also relate to other products, Seller will grant Buyer a perpetual, non-exclusive, royalty-free, fully paid-up license to such rights for use solely in connection with Cold-EEZE branded products.

37

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

ARTICLE 7

CONDITIONS TO CLOSING; TERMINATION

7.1       Conditions to the Parties’ Obligations. The obligations of the parties to consummate the transactions contemplated by this Agreement are subject to the absence of an injunction, writ, temporary restraining order or other order or Law in effect which restrains or prohibits the transactions contemplated by this Agreement.

7.2       Conditions to the Obligations of the Buyer. The obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment or satisfaction (or waiver by the Buyer), prior to or at the Closing, of each of the following:

(a)       The representations and warranties of the Seller contained in ARTICLE 4 shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date).

(b)       The Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)       The Seller shall have delivered to the Buyer the deliveries set forth in Section 2.3(a).

(d)       The Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Seller, that each of the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(e)       The Buyer shall have received a certificate of the Secretary (or equivalent officer) of the Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors and stockholders of the Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f)       All authorizations, orders and consents from any Governmental Authorities set forth on Schedule 4.4 shall have been obtained in form and substance reasonably satisfactory to the Buyer.

(g)       The Buyer shall have received a certificate of the Chief Financial Officer of the Seller certifying that attached thereto is a true and complete report reflecting quantities of the Products sold, broken down by SKU, location, date and quantity sold, on a month-by-month basis during the twelve (12)-month period immediately prior to the Closing, which report shall, to the satisfaction of the Buyer, in its reasonable judgment, evidence no “channel stuffing” or similar practice by or on behalf of the Seller.

(h)       The Seller shall have obtained the Required Stockholder Vote.

(i)       No Material Adverse Effect shall have occurred.

38

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

7.3       Conditions to the Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment or satisfaction (or waiver by the Seller), prior to or at the Closing, of each of the following:

(a)       The representations and warranties of the Buyer contained in ARTICLE 5 shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date).

(b)       The Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)       The Buyer shall have delivered to the Seller the deliveries set forth in Section 2.3(b).

(d)       The Buyer shall have delivered to the Escrow Agent the deliveries set forth in Section 2.3(c).

(e)       The Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Buyer, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(f)       All authorizations, orders and consents from any Governmental Authorities set forth on Schedule 4.4 shall have been obtained in form and substance reasonably satisfactory to the Seller.

(g)       The Seller shall have obtained the Required Stockholder Vote.

7.4       Termination. This Agreement may be terminated at any time prior to the Closing by written notice of termination only as follows:

(a)       by mutual written consent of the Buyer and the Seller;

(b)       by either the Buyer or the Seller if:

39

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(i)       the Closing shall not have occurred on or before March 31, 2017 or such other date as the parties may agree in writing (the “Termination Date”); provided, that the Buyer in its sole discretion may upon written notice to the Seller extend the Termination Date for up to 30 days; provided, further, that the right to terminate this Agreement pursuant to this Section 7.4(b)(i) shall not be available to any party that is (A) in material breach of any representation, warranty, covenants or other agreement contained herein on the Termination Date, or (B) responsible for a breach of its obligations under this Agreement in any manner that shall have proximately caused the failure of a condition to the consummation of the transactions contemplated by this Agreement on or prior to the Termination Date;

(ii)       (A) any Law, decree, judgment, injunction or other order permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement shall become final and non-appealable or (B) any decree, judgment, injunction or other order permanently restraining, enjoining or otherwise prohibiting the Buyer from consummating the transactions contemplated by this Agreement shall become final and non-appealable; or

(iii)       if the Required Stockholder Vote shall not have been obtained at the Seller Stockholders Meeting or at any adjournment or postponement thereof; provided that the right to terminate this Agreement pursuant to this Section 7.4(b)(iii) shall not be available to any party whose failure to perform any of its obligations under this Agreement shall have directly or indirectly caused the failure of the Seller to obtain the Required Stockholder Vote; or

(c)       by the Buyer upon written notice to the Seller:

(i)       if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Seller contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.2(a) and Section 7.2(b) not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Buyer or cured by the Seller within fifteen (15) Business Days after receipt by the Seller of written notice thereof from the Buyer or is not reasonably capable of being cured prior to the expiration of such fifteen (15) day period; provided, however, the Buyer shall not have the right to terminate this Agreement pursuant to this Section 7.4(c)(i) if it is in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Section 7.3(a) and Section 7.3(b) not to be satisfied;

(ii)       if (A) a Board Change of Recommendation, whether or not permitted by the terms hereof, shall have occurred; (B) the Seller shall have delivered a notice to the Buyer of its intent to effect a Board Change of Recommendation in accordance with Section 6.10(e); (C) following the request in writing by the Buyer, the board of directors of the Seller shall have failed to reaffirm publicly the Seller Board Recommendation within five (5) Business Days after the Buyer requests in writing that such recommendation be reaffirmed publicly; or (D) the Seller shall have breached, in any material respect, the provisions of Section 6.10; or

40

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(iii)       if the management of Seller or its board of directors, for any reason, (i) fails to call and hold within sixty (60) days of the filing of the Proxy Statement the Seller Stockholders Meeting to consider and approve this Agreement and the transactions contemplated hereby; provided, that such sixty (60) day period shall be automatically extended to one hundred twenty (120) days in the event the Seller is working in good faith to reconcile any outstanding claims, causes of action or SEC comments, or (ii) fails to include the Seller Board Recommendation in the Proxy Statement; or

(d)       by the Seller, upon written notice to the Buyer:

(i)       if there has been a material violation, breach or inaccuracy of any representation, warranty, agreement or covenant of the Buyer contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.3(a) and Section 7.3(b) not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Seller or cured by the Buyer within fifteen (15) Business Days after receipt by the Buyer of written notice thereof from the Seller or is not reasonably capable of being cured prior to the expiration of such fifteen (15) day period; provided, however, the Seller shall not have the right to terminate this Agreement pursuant to this Section 7.4(d)(i) if it is in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Section 7.2(a) and Section 7.2(b) not to be satisfied; or

(ii)       if (A) the board of directors of the Seller authorizes the Seller to enter into an agreement with respect to a Seller Superior Offer in accordance with the terms of Section 6.10 and (B) substantially concurrent with the termination of this Agreement, the Seller enters into an agreement with respect to a Seller Superior Offer that did not result from a material breach of this Agreement.

7.5       Termination Fee.

(a)       If Seller terminates this Agreement pursuant to Sections 7.4(b)(ii)(B) or 7.4(d)(i), the parties agree that Seller shall have suffered a loss and value to the Seller and the Business Assets of an incalculable nature and amount, unrecoverable in law, and Buyer shall pay to Seller a fee equal to five million dollars ($5,000,000) (the “Seller Termination Fee”), it being understood that in no event shall Buyer be required to pay the Seller Termination Fee on more than one occasion.

(b)       If Buyer terminates this Agreement pursuant to Sections 7.4(c)(i), 7.4(c)(ii) or 7.4(c)(iii) or Seller terminates pursuant to Section 7.4(d)(ii), the parties agree that Buyer shall have suffered a loss and value to the Buyer and the Business Assets of an incalculable nature and amount, unrecoverable in law, and Seller shall pay to Buyer a fee equal to one million five hundred thousand dollars ($1,500,000) (the “Buyer Termination Fee”), it being understood that in no event shall Seller be required to pay the Buyer Termination Fee on more than one occasion. The Buyer Termination Fee shall be paid upon the earlier of (i) ninety (90) days after termination pursuant to Sections 7.4(c)(i), 7.4(c)(ii), 7.4(c)(iii) or 7.4(d)(ii) and (ii) the closing of transaction with respect to a Seller Superior Offer.

41

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(c)       Notwithstanding anything to the contrary in this Agreement, Seller’s right to receive payment of the Seller Termination Fee and Buyer’s right to receive payment of the Buyer Termination Fee shall be the sole and exclusive remedy of such party or any of its respective Affiliates against the other party or any of its Affiliates or any of their respective stockholders, partners, members, or the like for any and all losses that may be suffered based upon, resulting from or arising out of the circumstances giving rise to such termination, and upon payment of the applicable termination fee, neither the party that pays the applicable termination fee, its Affiliates nor any of their respective stockholders, partners, members or the like shall have any further liability or obligation relating to or arising out of this Agreement to the other party.

7.6       Effect of Termination. In the event of the termination of this Agreement in accordance with this ARTICLE 7, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except (a) as set forth in Section 6.2, Section 6.4, ARTICLE 7 and ARTICLE 9, and (b) that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision in this Agreement.

ARTICLE 8

INDEMNIFICATION

8.1       Survival. Subject to the limitations and other provisions in this Agreement, the representations and warranties contained herein other than the Fundamental Representations shall survive the Closing until the twenty-four (24) month anniversary of the Closing Date. The Fundamental Representations shall survive the Closing until the expiration of the applicable statute of limitations. The liability for Losses related to [****] set forth in (i) Section 8.2(a)(ii) shall survive for [****] following the Closing Date, and (ii) Section 8.2(a)(iii) shall survive until the [****] anniversary of the Closing Date. The covenants and agreements contained herein requiring performance after the Closing Date shall survive in accordance with their respective terms. If any Claims Notice is given in good faith in accordance with the terms of Section 8.4 within the applicable survival period provided above (as applicable, the “Cut-Off Date”), the claims specifically set forth in such Claims Notice shall survive until such time as such claims are finally resolved.

8.2       Indemnification by the Seller; Indemnification by the Buyer.

(a)       Subject to the limitations set forth herein, the Seller agrees to indemnify, defend and hold harmless the Buyer and its officers, directors and employees (each, a “Buyer Indemnitee”) from and against any and all losses, Liabilities, expenses (including reasonable attorneys’ fees), claims, suits, actions and damages (collectively, “Losses”) actually incurred by such Buyer Indemnitee to the extent directly or proximately caused by or arising from:

42

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(i)       any breach of any of the representations and warranties of the Seller contained in ARTICLE 4,

(ii)       any claim made by [****] related to [****] at any time prior to the [****] following the Closing Date; provided that the Buyer has not, as of the date of any such claim, made any material changes to such [****] which is the subject of such claim [****],

(iii)       any claim made by [****] related to [****] at any time from the [****] following the Closing Date up to and including the [****] anniversary of the Closing Date; provided that the Buyer has not, as of the date of any such claim, made any material changes to such [****] which is the subject of such claim [****],

(iv)       any breach of any covenant or agreement made by the Seller in this Agreement, or

(v)       the Retained Liabilities.

(b)       Subject to the limitations set forth herein, the Buyer hereby agrees to indemnify, defend and hold harmless the Seller, its officers, directors and employees (each, a “Seller Indemnitee,” and together with the Buyer Indemnitees, the “Indemnitees” and each an “Indemnitee”), from and against any Losses arising from or in connection with:

(i)       any breach of any of the representations and warranties of the Buyer contained in ARTICLE 5,

(ii)       any breach of any covenant or agreement made by the Buyer in this Agreement,

(iii)       any claim made by [****] related to [****] at any time after the [****] anniversary of the Closing Date,

(iv)       any claim made by [****] related to [****] to the extent the Buyer has made any material changes to such [****] which is the subject of such claim [****],

(v)       the Assumed Liabilities,

(vi)       any claim arising out of or related to [****] within the [****] prior to the Closing Date, or

(vii)       any claim made by [****] related to [****]; provided that Buyer shall have no obligation to indemnify Seller Indemnitees for any claims made by current or former stockholders of Seller related to [****] where such claim is based on the claimant’s status as a current or former stockholder of Seller.

43

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

8.3       Limitations on Indemnification.

(a)       Notwithstanding anything in this Agreement to the contrary, but subject to this Section 8.3, in no event shall the cumulative indemnification obligations of the (i) Seller under Section 8.2(a)(i) (except for Fundamental Representations and the representations and warranties set forth in Section 4.17 (No Channel Stuffing) (the “Channel Stuffing Representation”) and Section 4.6(c) (Intellectual Property) (the “IP Infringement Representation”)) and Section 8.2(a)(iii) or (ii) Buyer under Section 8.2(b)(i), each in the aggregate exceed an amount equal to [****] dollars ($[****]) (the “Cap Amount”); provided, that, notwithstanding anything to the contrary, the Cap Amount shall not, nor shall any other limitation set forth in this Section 8.3, apply to any indemnification obligations arising under Sections 8.2(a)(i), 8.2(a)(iii) or 8.2(b)(i) in the event of actual fraud or under Sections 8.2(a)(ii) or 8.2(a)(v) or Sections 8.2(b)(iii) through 8.2(b)(vii) (as applicable). [****]

(b)       In no event shall the cumulative indemnification obligations of the Seller with respect to any breach of the IP Infringement Representation exceed the sum of [****] dollars ($[****]) and the Cap Amount. In the event that any Buyer Indemnitee is entitled to indemnification pursuant to this ARTICLE 8 for breach of the IP Infringement Representation, such Buyer Indemnitee shall be entitled to recover directly from the Seller up to [****] dollars ($[****]) in respect of such claims before seeking any disbursement from the Escrow Account pursuant to Section 8.8.

(c)       In no event shall the cumulative indemnification obligations of the Seller with respect to any breach of the Channel Stuffing Representation or Section 6.9 asserted prior to the first anniversary of the Closing Date exceed the sum of [****] dollars ($[****]) and the Cap Amount; provided however, that commencing as of the first anniversary of the Closing Date, any Losses incurred by any Buyer Indemnitee arising from a breach of the Channel Stuffing Representation or Section 6.9 shall be subject to the Cap Amount. In the event that any Buyer Indemnitee is entitled to indemnification pursuant to this ARTICLE 8 prior to the first anniversary of the Closing Date for breach of the Channel Stuffing Representation or Section 6.9, such Buyer Indemnitee shall be entitled to recover directly from the Seller up to [****] dollars ($[****]) in respect of such claims before seeking any disbursement from the Escrow Account pursuant to Section 8.8.

(d)       In no event shall the cumulative indemnification obligations of the Seller with respect to any Losses incurred by any Buyer Indemnitee arising from a breach of the Fundamental Representations or Section 8.2(a)(iv) (except for a breach of Section 6.9) and of the Buyer with respect to Section 8.2(b)(ii) exceed the Purchase Price. The parties acknowledge and agree that claims by [****] shall be covered by Sections 4.20(a) (Regulatory Compliance) and 4.21(a) (Administrative/Enforcement Action) hereof.

(e)       Notwithstanding anything in this Agreement to the contrary, the Seller shall not have any obligation to indemnify any Buyer Indemnitee under Sections 8.2(a)(i) or 8.2(a)(iii) until the aggregate amount of Losses that would otherwise be subject to indemnification pursuant to Sections 8.2(a)(i) or 8.2(a)(iii) exceeds an amount equal to [****] dollars ($[****]) (the “Basket Amount”), whereupon the Buyer Indemnitee shall be entitled to receive only amounts for Losses in excess of the Basket Amount; provided, however, that the limitations set forth in this Section 8.3(e) shall not apply to breaches of the Fundamental Representations, the Channel Stuffing Representation for claims asserted prior to the first anniversary of the Closing Date, the IP Infringement Representation or any indemnification obligations arising under Sections 8.2(a)(i) or 8.2(a)(iii) in the event of actual fraud or under Sections 8.2(a)(ii), 8.2(a)(iv) or 8.2(a)(v), or Sections 8.2(b)(ii) through 8.2(b)(vii).

44

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(f)       Notwithstanding anything contained herein to the contrary, under no circumstances shall any Indemnitee be entitled to be indemnified for special, consequential, indirect, punitive, exemplary or other similar damages, or damages based upon lost profits, lost revenues, diminution in value, business interruptions, multiples of earnings, multiples of cash flows, or loss of business opportunity or reputation, except to the extent such Losses are paid by an Indemnitee in connection with a Third Party Claim. The Indemnitee shall use its commercially reasonable efforts to mitigate any Losses which form the basis of an indemnification claim hereunder.

(g)       No party hereto shall be obligated to indemnify any other Person with respect to (i) any representation, warranty, covenant or condition specifically waived in writing by the other party on or prior to the Closing, or (ii) any Losses for which a Claims Notice was not duly delivered prior to the applicable Cut-Off Date.

(h)       The Buyer Indemnitees shall not be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that the Buyer Indemnitees have already recovered Losses with respect to such matter pursuant to other provisions of this Agreement; provided that the parties acknowledge and agree that if any claim may be asserted either as a breach of a Fundamental Representation or a breach of a non-Fundamental Representation, it is in the Buyer Indemnitees’ discretion as to how such claim is asserted.

8.4       Indemnification Claim Process.

(a)       All claims for indemnification by either a Seller Indemnitee or a Buyer Indemnitee under this ARTICLE 8 shall be asserted and resolved in accordance with Section 8.4 and Section 8.5; provided, however, that claims for breach of the Channel Stuffing Representation or Section 6.9 shall be asserted and resolved in accordance with Section 8.6.

(b)       If a Buyer Indemnitee intends to seek indemnification pursuant to this ARTICLE 8, the Buyer Indemnitee shall promptly, but in no event more than fifteen (15) days following such Buyer Indemnitee’s knowledge of such claim, notify the Seller in writing of such claim, describing such claim in reasonable detail and the amount or estimated amount of such Losses (the “Claims Notice”).

(c)       If a Seller Indemnitee intends to seek indemnification pursuant to this ARTICLE 8, the Seller Indemnitee shall promptly, but in no event more than fifteen (15) days following such Seller Indemnitee’s knowledge of such claim, deliver a Claims Notice to the Buyer. The failure of an Indemnitee to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the Indemnitor’s obligations with respect thereto except and only to the extent that such failure to notify results in a loss and material prejudice to the Indemnitor.

45

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(d)       The Indemnitor shall have thirty (30) days from the date on which the Indemnitor received the Claims Notice to notify the Indemnitee that the Indemnitor desires to assume the defense or prosecution of the Third Party Claim and any litigation resulting therefrom with counsel of its choice. If the Indemnitor assumes the defense of such claim in accordance herewith: (i) the Indemnitee may retain separate co-counsel at its sole cost and expense and participate in the defense of such Third Party Claim, but the Indemnitor shall control the investigation, defense and settlement thereof, (ii) the Indemnitee shall not file any papers or consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnitor (which such consent shall not be unreasonably withheld or delayed), and (iii) the Indemnitor shall not consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnitee unless the judgment or settlement provides solely for the payment of money, the Indemnitor makes such payment (subject to the applicable limitations contained herein) and the Indemnitee receives an unconditional release. The parties shall act in good faith in responding to, defending against, settling or otherwise dealing with Third Party Claims, and cooperate in any such defense and give each other reasonable access to all information relevant thereto. Whether or not the Indemnitor has assumed the defense of such Third Party Claim, the Indemnitor will not be obligated to indemnify the Indemnitee hereunder with respect to any settlement entered into or any judgment consented to without the Indemnitor’s prior written consent.

(e)       If the Indemnitor does not assume the defense of such Third Party Claim within thirty (30) days of receipt of the Claims Notice, then the Indemnitee will be entitled to assume such defense, at its sole cost and expense (or, if the Indemnitee incurs a Loss with respect to the matter in question for which the Indemnitee is entitled to indemnification pursuant to this ARTICLE 8, at the expense of the Indemnitor), upon delivery of notice to such effect to the Indemnitor; provided, however, that the Indemnitor (i) shall have the right to participate in the defense of the Third Party Claim at its sole cost and expense, (ii) may at any time thereafter assume defense of the Third Party Claim, in which event the Indemnitor shall bear the reasonable fees, costs and expenses of the Indemnitee’s counsel incurred prior to the assumption by the Indemnitor of defense of the Third Party Claim, and (iii) shall not be obligated to indemnify the Indemnitee hereunder for any settlement entered into or any judgment consented to without the Indemnitor’s prior written consent.

(f)       The Buyer Indemnitee shall, and shall cause the Buyer’s Affiliates to, provide reasonable cooperation with the Seller in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any claim in respect of which a Buyer Indemnitee is seeking indemnification pursuant to this ARTICLE 8 that the Seller has elected to control, including, but not limited to, by providing the Seller with reasonable access to applicable books, records, employees and officers (including as witnesses).

46

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

8.5       Indemnification Procedures for Non-Third Party Claims. The Indemnitee will deliver a Claims Notice to the Indemnitor promptly upon its discovery of any matter for which the Indemnitor may be liable to the Indemnitee hereunder that does not involve a Third Party Claim, which Claims Notice shall also (a) state that the Indemnitee has paid or properly accrued Losses or anticipates that it will incur liability for Losses for which such Indemnitee is entitled to indemnification pursuant to this Agreement, and (b) the date such item was paid or accrued. The Indemnitee shall reasonably cooperate and assist the Indemnitor in determining the validity of any claim for indemnity by the Indemnitee and in otherwise resolving such matters. Such assistance and cooperation shall include providing reasonable access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters.

8.6       Indemnification Procedures for Channel Stuffing Claims.

(a)       If a Buyer Indemnitee intends to seek indemnification pursuant to this ARTICLE 8 for breach of the Channel Stuffing Representation or Section 6.9, the Buyer Indemnitee shall promptly, but in no event more than thirty (30) days following such Buyer Indemnitee’s knowledge of such claim, deliver a Claims Notice to the Seller.

(b)       Upon receipt of a Claims Notice relating to a breach of the Channel Stuffing Representation or Section 6.9, the Buyer and Seller shall work in good faith to resolve any allegations of “channel stuffing.” If the Buyer and the Seller are unable to resolve all allegations within ninety (90) days following the receipt of such Claims Notice by the Seller, any unresolved disputes shall be submitted to an independent accounting firm (the “Accounting Firm”) for arbitration, in accordance with the standards set forth in this Section 8.6(b). The Accounting Firm shall be a nationally recognized independent public accounting firm as shall be agreed upon by the Seller and the Buyer in writing; provided, that if the Seller and Buyer cannot agree upon an Accounting Firm, one shall be chosen by a single arbitrator in accordance with the American Arbitration Association’s Commercial Arbitration Rules and Mediation Procedures. The terms of engagement of the Accounting Firm shall be as mutually agreed upon between the Seller and the Buyer. The Seller and the Buyer shall enter into an engagement letter with the Accounting Firm promptly after its retention, which shall include customary indemnification and other provisions. The Seller and the Buyer shall cooperate with the Accounting Firm in all reasonable respects, but no party will have ex parte meetings, teleconferences or other correspondence with the Accounting Firm. As promptly as practicable thereafter, the Buyer and the Seller shall each prepare and submit a presentation to the Accounting Firm. Upon the Accounting Firm’s receipt of each party’s submission, the Accounting Firm shall circulate each party’s submission to the other party. Thereafter, each party shall have thirty (30) days to submit a response to the other party’s submission to the Accounting Firm. The Seller and the Buyer shall use commercially reasonable efforts to cause the Accounting Firm to render a written decision resolving the matters submitted to the Accounting Firm within thirty (30) days of the receipt of the final submission. The Accounting Firm’s decision shall be (i) based solely on written submissions by the Seller and the Buyer and their respective Representatives (and it shall not permit or authorize discovery or hear testimony) and not by independent review, (ii) made strictly in accordance with the accounting principles and procedures set forth in this Agreement and (iii) final and binding on all of the parties hereto absent manifest error. The fees and expenses of the Accounting Firm incurred pursuant to this Section 8.6(b) shall be borne by the non-prevailing party. Any determinations by the Accounting Firm, and any work or analyses performed by the Accounting Firm, in connection with its resolution of any dispute under this Section 8.6(b) shall not be admissible in evidence in any suit, action or proceeding between the parties other than to the extent necessary to enforce payment obligations under this Section 8.6(b).

47

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

8.7       Exclusive Remedy. Except (a) in the case where a party seeks to obtain specific performance pursuant to Section 9.15, (b) the Seller Termination Fee in Section 7.5(a), (c) the Buyer Termination Fee in Section 7.5(b), and (d) for claims arising out of or in connection with fraud, from and after the Closing the rights of the parties to indemnification pursuant to the provisions of this ARTICLE 8 shall be the sole and exclusive remedy for the parties hereto with respect to any matter in any way arising from or relating to (i) this Agreement or its subject matter or (ii) any other matter relating to the Business Assets prior to the Closing, or any other transaction or state of facts relating to the Business Assets prior to the Closing, in each case regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, and the parties hereby agree that the Buyer Indemnitees shall have no remedy or recourse with respect to any of the foregoing other than pursuant to, and subject to the terms and conditions of, this ARTICLE 8. The Buyer acknowledges and agrees that the Buyer Indemnitees may not avoid such limitation on liability by (1) seeking damages for breach of contract, tort or pursuant to any other theory of liability, all of which are hereby waived or (2) asserting or threatening any claim against any Person that is not a party hereto (or a successor or assign to a party hereto) for breaches of the representations, warranties and covenants contained in this Agreement. The parties agree that the provisions in this Agreement relating to indemnification, and the limits imposed on the Buyer’s and the Buyer Indemnitees’ and the Seller’s and the Seller Indemnitees’ remedies with respect to this Agreement and the transactions contemplated hereby were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid to the Seller hereunder. Subject to the foregoing and the additional procedures for bringing or resolving disputes as specifically provided in this Agreement, to the maximum extent permitted by Law, the parties hereby waive all other rights and remedies with respect to any matter in any way relating to this Agreement or arising in connection herewith, whether under any laws at common law, in equity or otherwise.

8.8       Disbursements from the Escrow Account.

(a)       If any Buyer Indemnitee shall be entitled to recover any amounts from the Escrow Account pursuant to this Agreement and funds then remain on deposit in the Escrow Account, the Buyer and the Seller shall promptly provide a joint written instruction to the Escrow Agent (but in any event within three (3) Business Days) to deliver such amounts to such Buyer Indemnitee (or any Person designated by such Buyer Indemnitee); provided, that if no such funds remain, then Buyer Indemnitee shall be entitled to recover directly from the Seller.

(b)       If, on the eighteen (18) month anniversary of the Closing Date (the “Escrow Reduction Date”), there are funds remaining in the Escrow Account, then the Escrow Account shall be reduced by the difference, if a positive number, of (i) two million five hundred thousand dollars ($2,500,000) MINUS (ii) the aggregate value of all claims for Losses asserted by the Buyer under ARTICLE 8 that have either been paid out of the Escrow Account or are pending as of the Escrow Reduction Date (the “Reduced Escrow Amount”).

48

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(c)       If, on the twenty-four (24) month anniversary of the Closing Date (the “Escrow Termination Date”), there are funds remaining in the Escrow Account, then the Seller shall be entitled to receive the balance of the funds remaining in the Escrow Account, subject to the provisions set forth in Section 8.8(d).

(d)       If the Seller shall be entitled to receive the balance of the funds remaining in the Escrow Account pursuant to this Section 8.8, then the Seller shall promptly provide a written instruction to the Escrow Agent (but in any event within three (3) Business Days) to deliver such funds, by wire transfer of immediately available funds to accounts and in the amount designated in writing by the Seller in accordance with the other provisions of this Section 8.8(d); provided, however, that if prior to the Escrow Termination Date, the Seller has received one or more Claims Notices properly made under this Agreement that are unresolved on the Escrow Termination Date, then an amount equal to the lesser of (i) the amount of the aggregate Losses claimed in, and reasonably expected to be incurred in connection with, each such unresolved claim, or (ii) the amount remaining in the Escrow Account, shall continue to be held by the Escrow Agent in the Escrow Account to satisfy such claims and any other amounts associated therewith that are payable pursuant to this ARTICLE 8; and, provided, further, promptly after final resolution of each such claim, the Seller shall authorize the Escrow Agent to disburse all amounts remaining in the Escrow Account to the Seller in the same manner described in this Section 8.8(d).

8.9       Tax Treatment of Indemnity Payments. Unless otherwise required by applicable Law, any indemnity payment made under this Agreement shall be treated by all parties as an adjustment to the purchase price for all federal, state, local and foreign Tax purposes, and the parties shall file their Tax Returns accordingly.

ARTICLE 9

MISCELLANEOUS

9.1       Expenses. Except as expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

9.2       Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.3       Entire Agreement. This Agreement, including the Schedules and Exhibits attached hereto which are deemed for all purposes to be part of this Agreement, and the other documents delivered pursuant to this Agreement, contain all of the terms, conditions and representations and warranties agreed upon or made by the parties relating to the subject matter of this Agreement and the Business Assets, and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties or their Representatives, oral or written, respecting such subject matter.

49

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.4       Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

9.5       Notices. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made if (i) served by personal delivery upon the party for whom it is intended, (ii) delivered by facsimile with receipt confirmed, or (iii) delivered by certified mail, registered mail, or courier service, return-receipt received to the party at the address or addresses set forth below, with copies sent to the Persons indicated:

If to the Seller:

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901
Attention: Bob Cuddihy
Facsimile: (215) 345-5920

With a copy to (which copy shall not constitute notice):

Reed Smith LLP
599 Lexington Avenue
New York, NY 10022
Attention: Herbert F. Kozlov, Esq.
Facsimile: (212) 521-5450

If to the Buyer:

Meda Consumer Healthcare Inc.
781 Chestnut Ridge Road
EOB 245
Morgantown, WV 26505
Attention: Joseph Duda
Facsimile: (304) 554-4342

With copies to (which copies shall not constitute notice):

Mylan Inc.
1000 Mylan Boulevard
Canonsburg, Pennsylvania 15317
Attention: Global General Counsel
Facsimile: (724) 485-6358

Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attention: Daniel Keating, Esq.
Facsimile: (202) 637-5910

50

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

If to the Buyer Guarantor:

Mylan Inc.
1000 Mylan Boulevard
Canonsburg, Pennsylvania 15317
Attention: Global General Counsel
Facsimile: (724) 485-6358

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 9.5.

9.6       Exhibits and Schedules.

(a)       Any matter, information or item disclosed in the Disclosure Schedules (including any Schedule supplements) delivered under any specific representation or warranty hereof, shall be deemed to have been disclosed for all purposes of this Agreement in response to every representation or warranty in this Agreement in respect of which such disclosure is reasonably apparent on its face notwithstanding the omission of an appropriate cross-reference. Any item of information, matter or document disclosed or referenced in, or attached to, the Schedules hereto shall not (i) be used as a basis for interpreting the terms “material”, “Material Adverse Effect” or other similar terms in this Agreement or to establish a standard of materiality, (ii) represent a determination that such item or matter did not arise in the ordinary course of business, (iii) be deemed or interpreted to expand the scope of the Seller’s representations and warranties, obligations, covenants, conditions or agreements contained herein, (iv) constitute, or be deemed to constitute, an admission of liability or obligation regarding such matter, (v) represent a determination that the consummation of the transactions contemplated by this Agreement requires the consent of any third party, (vi) constitute, or be deemed to constitute, an admission to any third party concerning such item or matter, or (vii) constitute, or be deemed to constitute, an admission or indication by the Seller that such item meets any or all of the criteria set forth in this Agreement for inclusion in the Schedules. No disclosure in the Schedules relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

(b)       The Schedules and Exhibits hereto are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

9.7       Waiver. Waiver of any term or condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

51

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.8       Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute discretion. Any purported assignment without the prior written consents required by, or as otherwise permitted under, this Section 9.8, shall be void.

9.9       No Third Party Beneficiary. Nothing in this Agreement shall confer any rights, remedies or claims upon any Person or entity not a party or a permitted assignee of a party to this Agreement, except for the Persons set forth in Section 9.11, who are intended third party beneficiaries of such provisions.

9.10       Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. The parties hereto agree and acknowledge that delivery of a signature by facsimile or in .pdf form shall constitute execution by such signatory.

9.11       Release. Except in the case of fraud, the Seller and the Buyer agree that none of the current or former officers, directors, or employees of the Seller or its Affiliates as of or prior to the Closing Date shall have any liability or responsibility to the Buyer for (and the Seller and the Buyer hereby unconditionally release such officers, directors and employees from) any obligations or liability:

(a)       arising out of, or relating to, the organization, management, operation of the Business relating to any matter, occurrence, action, omission or activity on or prior to the Closing Date;

(b)       relating to this Agreement and the transactions contemplated hereby;

(c)       arising out of or due to any inaccuracy or breach of any representation or warranty or the breach of any covenant, undertaking or other agreement contained in this Agreement, the Schedules and Exhibits hereto or in any certificate contemplated hereby and delivered in connection herewith; or

(d)       relating to any information (whether written or oral), documents or materials furnished by or on behalf of the Seller, except as specifically provided in this Agreement.

9.12       Governing Law and Jurisdiction. This Agreement and any claim or controversy hereunder shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to the principles of conflict of laws thereof.

52

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.13       Consent to Jurisdiction and Service of Process. Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may only be instituted in any state or federal court in New York, New York, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding.

9.14       Conveyance Taxes; Bulk Sales Laws.

(a)       The Buyer on the one hand and the Seller on the other hand shall share equally any sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement and the Seller and the Buyer agree to jointly file all required change of ownership and similar statements.

(b)       The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Business Assets to the Buyer.

9.15       Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each party hereto shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions hereof and to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

9.16       Severability. If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

53

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.17       Undertaking by Buyer Guarantor. In consideration of, and as an inducement to the Seller entering into this Agreement and performing its respective obligations hereunder, the Buyer Guarantor hereby irrevocably, absolutely and unconditionally guarantees to the Seller the full performance and payment by the Buyer of the covenants, obligations, monetary or otherwise, and undertakings of the Buyer pursuant to or otherwise in connection with this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby or thereby (the “Buyer Guaranteed Obligations”). Any breach of, or other failure to perform, any representation, warranty, covenant, obligation, agreement or undertaking of the Buyer shall also be deemed to be a breach or failure to perform by the Buyer Guarantor, and the Seller shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or non-performance directly against either or both of the Buyer and the Buyer Guarantor in the first instance. This guarantee is a guarantee of performance and not exclusively of collection. To the fullest extent permitted by Law, the Buyer Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law that would otherwise require any election of remedies by the Seller and the Buyer Guarantor waives promptness, diligence, notice of the acceptance of this guaranty and of the Buyer Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Buyer Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Buyer, and all suretyship defenses generally; provided, however, that notwithstanding the foregoing or anything to the contrary set forth herein, the Buyer Guarantor shall have all of the same rights and defenses (whether pursuant to limitations on liability, notice requirements or otherwise) as the Buyer may have pursuant to the terms of this Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby or thereby. The Buyer Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated hereby and that the waivers set forth in this Section 9.17 are knowingly made in contemplation of such benefits.

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54

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BUYER:

Meda Consumer Healthcare Inc.

By:	/s/ Jeffery N. Hostler
Name:	Jeffery N. Hostler
Title:	Chief Financial Officer

BUYER GUARANTOR:

MYLAN Inc. (solely with respect to Section 9.17)

By:	/s/ Colleen Ostrowski
Name:	Colleen Ostrowski
Title:	Head of Global Treasury in Finance

[Signature Page to Asset Purchase Agreement]

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

SELLER:

ProPhase Labs, Inc.

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	Chief Executive Officer

Solely with respect to Section 6.4 hereof:

Ted Karkus

/s/ Ted Karkus

Robert V. Cuddihy, Jr.

/s/ Robert V. Cuddihy, Jr.

Raouf Ghaderi

/s/ Raouf Ghaderi

[Signature Page to Asset Purchase Agreement]

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

EXHIBIT A

Form of Manufacturing Agreement

MANUFACTURING AGREEMENT

This MANUFACTURING AGREEMENT (this “Manufacturing Agreement”) is made as of _______________, 2017 (the “Effective Date”) by and between Meda Consumer Healthcare Inc., a Delaware corporation having principal offices at 781 Chestnut Ridge Road, EOB 245, Morgantown, WV 26505 (“Buyer”), Pharmaloz Manufacturing, Inc., a Delaware corporation, having principal offices at 500 N. 15th Avenue, Lebanon, PA 17046 (“Supplier”), and ProPhase Labs, Inc. (“ProPhase”), the parent of Supplier, solely with respect to Section 15.16. Buyer and Supplier may be referred to herein by name or individually, as a “Party” and collectively, as the “Parties.”

BACKGROUND

WHEREAS, Buyer and ProPhase have entered into an Asset Purchase Agreement, dated as of January 6, 2017 (hereinafter the “Purchase Agreement”), whereby ProPhase has agreed to sell to Buyer the Business Assets. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement;

WHEREAS, the Purchase Agreement provides that the Parties hereto shall enter into this Manufacturing Agreement at the Closing; and

WHEREAS, Buyer desires to purchase from Supplier, and Supplier desires to supply to Buyer, the Products (as defined below) upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and undertakings hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

Article 1
DEFINITIONS / INTERPRETATION

For the purposes of this Manufacturing Agreement, the following capitalized words and phrases shall have the following meanings:

1.1       “Adverse Drug Experience” means any adverse event associated with the use of the Product in humans, whether or not considered drug-related, including the following: an adverse event occurring in the course of the use of such Product (as defined below) in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; any failure of expected pharmacological action; or any other adverse event associated with the use of the Product that is reportable to Regulatory Authorities in accordance with any applicable Law in the Territory.

1.2       “AI” means zinc as the primary active ingredient.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

1.3       “Bankruptcy Event” means, with respect to a Party, (a) the making by it of a general assignment for the benefit of creditors, (b) the commencement by it of any voluntary petition in bankruptcy or suffering by it of the filing of an involuntary petition of its creditors, (c) the suffering by it of the appointment of a receiver to take possession of all, or substantially all, of its assets, (d) the suffering by it of the attachment or other judicial seizure of all, or substantially all, of its assets, (e) the admission by it in writing of its inability to pay its debts as they come due, or (f) the making by it of an offer of settlement, extension or composition to its creditors generally.

1.4       “cGMPs” means current good manufacturing practices and standards under Section 501(a)(2)(B) of the Food, Drug, and Cosmetic Act and 21 CFR Part 211, as applicable to homeopathic products, consistent with FDA Compliance Policy Guidance Section 400.400, and any corresponding practices and standards under applicable Law in the Territory, or the country in which the Product is Manufactured hereunder, subject to any arrangements, additions or clarifications, and the respective roles and responsibilities, agreed from time to time between the Parties.

1.5       “Components” means the AI, excipients, and any other product or material used in the Manufacture of the Products including the packaging materials.

1.6       “[****]” means the products set forth on Schedule 5.

1.7       “Facility” means the manufacturing facility for the Products located at 500 N. 15th Avenue, Lebanon, PA 17046.

1.8       “Inventory” means all finished goods, bulk, Components and other inventories of the Business that satisfies all applicable Law and the Specifications (as defined below) as more fully set forth on Schedule 3.

1.9       “Manufacture” or “Manufacturing” means the processes and procedures for the supply of the Products, including, (a) the supply and quality control of the Components; (b) the manufacture of the Products in bulk; (c) the bulk Packaging, and subsequent final Packaging and labeling of the Products; (d) the quality control of the finished version of the Products; and (e) the storage of the Products until shipment.

1.10        “Package” or “Packaging” means packaging finished Product(s) in accordance with applicable Specifications (as defined below).

1.11       “Price” means the price paid by Buyer for each Product as set forth on Schedule 1 of this Manufacturing Agreement and as may be modified from time to time in accordance with Section 3.2.

1.12       “Product(s)” means the product(s) identified on Schedule 1 to this Manufacturing Agreement, and any and all formulations, forms and dosage strengths thereof. Product shall include where applicable packaging required for effective use of the Product.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

1.13       “Product Validation Batches” shall mean the first three (3) batches of a formulation for a new Product that are manufactured at full commercial scale and intended for commercial sale.

1.14       “Regulatory Approval” means, with respect to a Product, all approvals, licenses, registrations or authorizations necessary to market and sell such Product in a particular jurisdiction in the Territory (including applicable approvals of labeling, price and reimbursement for such Product in such jurisdiction).

1.15       “Regulatory Authority” means any federal, national, state, provincial or local regulatory agency, department, bureau or other governmental entity, including the FDA, with authority over the development, Manufacture or commercialization (including approval of Regulatory Approvals) of any Product(s) in any jurisdiction in the Territory.

1.16       “Required Standards” means applicable Law, the Specifications, the Quality Agreement, the General Lead Time and Purchase Interval Guidance (attached hereto as Schedule 2), where applicable, and the warranties given by Supplier in Section 9.6.

1.17       “Specifications” means, with respect to a Product or applicable Component thereof, all written product, regulatory, Manufacturing, quality control and quality assurance procedures, processes, practices, standards, instructions and specifications applicable to the Manufacture of such Product or Component, as set forth in the Regulatory Approval for the Product and as otherwise provided by Buyer or its Affiliates to Supplier in writing from time to time.

1.18       “Territory” means the United States of America.

1.19       “Third Party” means any Person other than Buyer, Supplier, or their respective Affiliates.

1.20       Additional Definitions. Each of the following terms shall have the meaning described in the corresponding Section of this Manufacturing Agreement indicated below:

Term	Section Defined	Term	Section Defined
Anti-Corruption Laws	9.3.1	Laboratory	5.3
Buyer	Preamble	Liabilities	11.1.1
Buyer Indemnitees	11.1.1	Manufacturing Agreement	Preamble
Buyer Inventions	8.1	MSDS	5.1
COA/COC	5.1	Overpayment	3.2.3(b)
Confidential Information	10.1	Party or Parties	Preamble
Conforming Inventory	3.2.3(a)	Pharmacovigilance Agreement	7.2
Conforming Inventory Price	3.2.3(a)	ProPhase Guaranteed Obligations	15.16
Delivery Time Period	2.7.3	Quality Agreement	7.8
Disclosing Party	10.1	Receiving Party	10.1
Dispute	14.1	Recipients	10.2
Effective Date	Preamble	Required Changes	7.6
Failure to Supply	2.7.2(a)	Seller Cap	11.1.1
Facility Sale Notice	13.1.1	Short Dated Product	2.9
Follow-Up Initial Facility Audit	6.1	Supplier	Preamble
Force Majeure	15.4	Supplier Indemnitees	11.1.2
Forecast	2.2	Technology Transfer Plan	12.3
Indemnify	11.1.1	Term	12.1
Initial Facility Audit	6.1	Third-Party Claim	11.1.1
Initial Term	12.1	Trade Control Laws	9.4.1

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

1.21       Interpretation. The captions and headings to this Manufacturing Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Manufacturing Agreement. Unless specified to the contrary, references to Articles, Sections, Schedules or Exhibits mean the particular Articles, Sections, Schedules or Exhibits to this Manufacturing Agreement and references to this Manufacturing Agreement include all Schedules and Exhibits hereto. Unless context clearly requires otherwise, whenever used in this Manufacturing Agreement: (i) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (ii) the word “or” shall have its inclusive meaning of “and/or;” (iii) the word “notice” shall require notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Manufacturing Agreement; (iv) the words “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this Manufacturing Agreement (including any Schedules and Exhibits); (v) provisions that require that a Party or the Parties “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing; (vi) words of any gender include the other gender; (vii) words using the singular or plural number also include the plural or singular number, respectively; (viii) references to any specific law, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement thereof; and (ix) provisions that refer to Persons acting “under the authority of Buyer” shall include Buyer’s Affiliates and those Persons acting “under the authority of Supplier” shall include Supplier’s Affiliates; conversely, those Persons acting “under the authority of Buyer” shall exclude Supplier and its Affiliates and those Persons acting “under the authority of Supplier” shall exclude Buyer and its Affiliates.

Article 2
SUPPLY

2.1       Transfer of Inventory; Supply.

2.1.1       Purchase of Inventory. On the Effective Date, Buyer shall purchase all of the Inventory that, as of the Effective Date, is not already sold to a Third Party, and which is, at the time of delivery to Buyer, saleable in the ordinary course of business. Supplier shall invoice Buyer at the time such Inventory is transferred, which shall reflect the prices set forth in Schedule 3.

2.1.2       Supply. Pursuant to the terms and conditions of this Manufacturing Agreement, Supplier agrees that it will Manufacture the Product(s) at the Facility exclusively for Buyer and shall supply the Product(s) exclusively to Buyer and its Affiliates for sale in the Territory. During the term of this Manufacturing Agreement, Supplier agrees that it will not, directly or indirectly (through any other persons, entity or otherwise), develop, manufacture, sell, promote or distribute, including as a partner, stockholder, member, employee, principal, agent, trustee or consultant, any product in the Territory that is used or indicated for cough, cold or flu; provided that the Supplier may (1) continue to develop, manufacture, sell, promote or distribute [****] as are marketed by ProPhase as of the Effective Date, provided that such products shall not include [****]; and (2) contract manufacture any product for a Third Party, provided that such products referenced in clause (2) shall not include any products [****].[****].

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.2       Forecasts. Schedule 4 sets forth an initial forecast of the quantities of each Product estimated to be required for the Territory during the twelve (12) month period beginning [•], 2017. Hereafter, during the Term, on the tenth (10th) Business Day of every month, Buyer shall prepare and deliver to Supplier a forecast of the quantities of each Product estimated to be required for each month during the next twelve (12) month period, which shall generally be consistent with the initial forecast set forth on Schedule 4 (each, a “Forecast”). Forecasts shall not include any Product Validation Batches required under Section 6.4. For each Forecast, the forecasted quantities for the first four (4) months following the date of such Forecast shall be binding on the Parties and the forecasted quantities for months five (5) through twelve (12) following the date of such Forecast shall be non-binding on the Parties. Supplier shall notify Buyer as soon as possible, but in any event within five (5) Business Days of receipt of a Forecast, if Supplier believes it will be unable to deliver Product in accordance with such Forecast. Except as otherwise set forth in this Manufacturing Agreement, Supplier’s providing of such notification shall not relieve Supplier of its obligations under this Manufacturing Agreement, nor shall it prevent Buyer from pursuing any and all rights and remedies Buyer may have based on Supplier’s failure to be able to deliver any Product in accordance with the terms of this Manufacturing Agreement.

2.3       Orders.

2.3.1       Purchase Orders. Together with each Forecast provided under Section 2.2, Buyer shall place purchase orders for the binding portion of the Forecast. Such purchase order will specify the quantity of Product, destination(s) and delivery dates in accordance with reasonable delivery schedules and lead times as may be agreed upon from time to time by the Parties in accordance with Schedule 2; provided, however, that the required lead time shall not exceed one hundred twenty (120) days unless otherwise mutually agreed. Supplier shall accept all purchase orders submitted by Buyer in accordance with this Article 2 within five (5) business days from receipt of the order. In the event that Buyer receives no response from Supplier regarding a purchase order within the five (5) business day period, the purchase order shall be deemed to have been confirmed by Supplier on the terms defined by Buyer on the purchase order. Accepted and deemed accepted purchase orders may not be cancelled without the prior written agreement of both Parties except as set forth in Sections 2.7.2 and 12.2.5. Unless otherwise directed by Buyer, Supplier shall fill all purchase orders for Product in accordance with the requested due dates as set forth in further detail in Section 2.7.3. Notwithstanding anything to the contrary in this Manufacturing Agreement, Supplier and Buyer acknowledge that the prices set forth on Schedule 1 are for purchase orders that comply with the terms of Schedule 2 and are for a quantity of Product equal to greater than the applicable “Minimum Batch Size” set forth on Schedule 2. In the event that the specifications of a purchase order do not comply with the terms of Schedule 2 or are for a quantity less than the applicable “Minimum Batch Size” set forth on Schedule 2, the Parties shall negotiate in good faith and agree upon revised pricing for such purchase order.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.3.2       No Conflicting Terms. The terms and conditions of this Manufacturing Agreement shall be controlling over any conflicting terms and conditions stated in Buyer’s purchase order or Supplier’s invoice, confirmation or other standardized document. Any purchase order, order acknowledgement, invoice, proposal or other document which conflicts with or adds to the terms and conditions of this Manufacturing Agreement with respect to the Manufacture and supply of Product for the Territory is hereby rejected, unless the Parties mutually agree to the contrary in writing.

2.4       Delivery and Risk of Loss. Supplier shall make deliveries of Product(s) to the delivery destination(s) specified by Buyer. Unless otherwise specified by Buyer, all shipments of Product(s) shall be Free On Board (Incoterms 2010) at the Facility. Title and risk of loss and damage to the Product(s) shall remain with Supplier until the Product(s) are shipped to Buyer in accordance with the foregoing. At the time of shipment, Supplier shall, to the extent applicable, provide to Buyer all necessary shipping and import/export documentation. In the event that Buyer’s requested shipping and import/export documentation necessitates a change from the Supplier’s current practices (or the terms set forth on Schedule 2), Supplier and Buyer shall negotiate in good faith and agree upon revised pricing for such matters.

2.5       Packaging.

2.5.1       Packaging. Supplier shall provide the Product to Buyer in finished Packaged form in accordance with all reasonable instructions (including artwork, packaging and mechanicals) provided by Buyer, which instructions shall be delivered in December of each year for inventory build-up commencing the following May. Product(s) shall be shipped to Buyer, or its designee, and shall be Packaged in accordance with the Required Standards. In the event that the Product is to be shipped with data loggers, Buyer shall supply such data loggers and Supplier will include the same in the shipment.

2.5.2       Artwork and Tooling. Buyer shall provide and support, at Buyer’s expense, all artwork required in the Manufacturing of the Product, including labeling, art and mechanicals, digital files, color separations and Packaging. Supplier shall transfer or return to Buyer all artwork and tooling supplied or paid for by or on behalf Buyer upon the termination or expiration of this Manufacturing Agreement.

2.6       Conformance to Required Standards. Supplier shall Manufacture the Product(s) in accordance with the Required Standards, as the same may be mutually amended or supplemented from time to time. Each Party shall keep the other Party promptly and fully advised of any new instructions or Specifications required by the applicable Regulatory Authority or applicable Law of which it becomes aware. The Parties shall confer with respect to the best mode of compliance with such requirements, and Supplier shall promptly implement such requirements as requested by Buyer.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.7       Supply and Delivery.

2.7.1       Alternative Sources of Supply. The Parties will discuss appropriate methods to ensure consistency of supply of the Product for the Territory, including qualifying alternate sources of supply. Buyer shall have the right to qualify an alternate source of the Product at any time during the Term, and Supplier will assist Buyer in qualifying such alternate source as commercially reasonably requested by Buyer, including by granting any necessary licenses and conducting technology transfer as reasonably necessary to enable such alternate supplier to Manufacture the Product at Buyer’s request and expense. In the event that Buyer has minimum purchase obligations, then if there is a Failure to Supply as set forth in Section 2.7.2 below or if Buyer incurs Liabilities pursuant to this Manufacturing Agreement in excess of the Seller Cap, Buyer shall have the right to purchase Product from any such alternate supplier without being in breach of such obligations.

2.7.2       Failure to Supply/Notification of Capacity and Capacity Restrictions.

(a)       Supplier and Buyer will provide each other with monthly statements of their respective finished goods inventory of the Product and cooperate with each other in good faith to develop Forecasts pursuant to Section 2.2. Supplier will promptly notify Buyer in writing in the event that Supplier is unable or anticipates that it will be unable to supply compliant Product in accordance with the requirements of this Manufacturing Agreement (1) in the quantities and during the Delivery Time Period set forth in any purchase order accepted in accordance with Section 2.3.1; or (2) within sixty (60) days of the Delivery Time Period in any purchase order accepted in accordance with Section 2.3.1 (each a “Failure to Supply”).

(b)       Without limiting the foregoing, Supplier shall immediately notify Buyer in writing in the event that its available Manufacturing capacity may, during any four (4) quarter period, be less than [****] percent ([****]%) of its maximum Manufacturing capacity for the Product(s) and products equivalent to the Products. Within ten (10) days of receipt of said notification, the Parties agree to meet to discuss and evaluate Supplier’s remaining capacity in relation to Buyer’s Manufacturing requirements for the Product(s). Any allocation of supply shall be carried out in accordance with Section 2.7.4.

(c)       In the event of a Failure to Supply, in addition to any other rights or remedies available to Buyer, Buyer shall have the right to take any measures available to it to mitigate any of its resulting losses, including using an alternate supplier of the Product during the period affected by such Failure to Supply and for a period of twelve (12) months thereafter. Buyer shall also have the right to terminate this Manufacturing Agreement in its entirety immediately upon written notice to Supplier in the event a Failure to Supply continues for more than one hundred eighty (180) days. Buyer shall also have the right to cancel orders for any quantities of Product affected by such Failure to Supply effective upon notice to Supplier, and Buyer shall have no further obligations to purchase any such cancelled quantities of Product. Supplier will, at Supplier’s cost and expense, provide such assistance as is commercially reasonably requested by Buyer to assist the alternate supplier in meeting Buyer’s requirements for the Product until Supplier has remedied the cause of such Failure to Supply and is able to supply Product to Buyer in its requested quantities. Such assistance shall include (a) granting such alternate supplier any necessary licenses on a temporary basis to the extent such licenses are readily able to be transferred by Supplier in such manner and (b) transferring the Acquired Intellectual Property, Know-How and any other Business Assets used in the Manufacturing processes for the Product. [****].

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.7.3       Delivery Delays. Supplier shall schedule shipments of Products that shall arrive to the delivery destination(s) specified by Buyer, no more than twenty-one (21) days before or seven (7) days after the delivery dates specified by Buyer in the relevant purchase order (the “Delivery Time Period”). Subject to the Seller Cap, Section 15.4 and the last sentence of Section 2.7.2(c), for any Failure to Supply compliant Product(s) in the Delivery Time Period, Supplier shall be liable for: (a) the cost of delivery to Buyer; and (b) any reasonable penalties, costs and expenses incurred by Buyer, whether due to Third Party claims, lost profits or otherwise, as a result of Supplier’s Failure to Supply compliant Product(s) during the Delivery Time Period, subject to receipt by Supplier of appropriate evidence of such penalties, costs and expenses to the extent such evidence of such amounts may be provided by Buyer without breaching Buyer’s duties of confidentiality to its customers; provided, however, that it shall not be deemed a Failure to Supply if Supplier shipped Products that comply with all Specifications in accordance with the first sentence of this Section 2.7.3. The rights of Buyer set forth in this paragraph are in addition to any other rights set forth in this Manufacturing Agreement.

2.7.4       Allocation. Without limiting any other rights or remedies available to Buyer, if the demand for a Product in aggregate exceeds available supply or Supplier otherwise concludes that it may be unable to supply a Product in accordance with the requirements of this Manufacturing Agreement in the quantities and within the time periods specified in the then-current Forecast or purchase orders provided by Buyer, Supplier shall immediately notify Buyer of such shortfall (or anticipated shortfall), shall use its best efforts to procure supplies adequate to meet the binding portion of Buyer’s Forecasts and accepted purchase orders. Supplier shall prioritize supply of such Product to Buyer and allocate its available manufacturing capacity to provide Buyer with quantities of such Product at least equal to [****] percent ([****]%) of Buyer’s previously forecasted requirements of such Product, as evidenced by the Forecasts Buyer has submitted.

2.8       Priority. Supplier shall meet all of Buyer’s Manufacturing and Packaging requirements as set forth in this Manufacturing Agreement and use its best effort to provide Buyer with such Product requirements in priority compared to the manufacturing or packaging of any product(s) for any Third Party.

2.9       Short Dated Product. Supplier agrees to ship all Product(s) so that they are received and released by Buyer with not less than [****] percent ([****]%) of shelf life remaining at the time of dispatch, which shelf life will be calculated from the date of Manufacture of the Product. Product with less than [****] percent ([****]%) shelf life remaining shall be considered “Short Dated Product.” At the discretion of Buyer, Short Dated Product(s) may be accepted on a case-by-case basis in individual purchase situations. Short Dated Product not accepted shall be deemed non-conforming and rejected for all purposes of this Manufacturing Agreement, and Buyer shall be entitled to the remedies set forth in Article 5 with respect to non-conforming product. Each Party acknowledges and agrees that the Products set forth on Schedule 1 as of the Effective Date do not carry an expiration date.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

2.10       Subcontracting by Supplier. Without Buyer’s prior written approval, not to be unreasonably withheld, Supplier may not subcontract or otherwise delegate all or any portion of its obligations under this Manufacturing Agreement to the extent the subcontractor or delegatee will have access to any Confidential Information of Buyer or the subcontractor’s or delegatee’s activities include Product Manufacturing. Supplier shall (a) ensure that each subcontractor and delegatee has and maintains all appropriate qualifications; (b) if applicable, enter into a quality agreement with each such subcontractor and delegatee which terms are similar to the terms of the Quality Agreement between Buyer and Supplier; and (c) be responsible for each subcontractor’s and delegatee’s performance hereunder (including performance or non-performance by such subcontractor or delegatee that would constitute a breach of this Manufacturing Agreement or such quality agreement if conducted by Supplier) as if Supplier were itself performing such activities.

2.11       Inventory Requirements. For each Product, Supplier shall maintain a rotating inventory of the required AI and other Components in sufficient quantities to satisfy binding purchase orders and Forecasts. Supplier will manage the AI and Component inventory on a “First Expiring First-Out (“FEFO”)” basis. Supplier shall maintain the AI and Component inventory in accordance with the applicable Required Standards.

Article 3
PRICING AND PAYMENT

3.1       Invoices. Supplier shall invoice Buyer at the time of each shipment of Product(s) for the Price for such shipment. Buyer will pay such invoices within [****] days of receipt of invoice (including all required, standard documentation) by Buyer.

3.2       Prices. Except as expressly set forth in this Manufacturing Agreement, the Price shall remain fixed for each calendar year during the Term. On an annual basis, Supplier will review Prices and shall notify Buyer of any proposed revisions to the Prices no later than ninety (90) days prior to the end of each calendar year. The Prices shall be increased or decreased to the extent necessary to reflect any documented changes in Component cost, Product or delivery specifications, or other changes in respect of the cost of the Manufacture of the Product, and such increase or decrease shall be made effective upon the mutual agreement of the Parties in writing. Except for changes in the Price as a result of any decreases, changes in the Price will be effective on January 1st of each calendar year during the Term. Notwithstanding the foregoing, there shall be no adjustments to the Prices until [****] other than pursuant to Section 3.2.1.

3.2.1       Commodity Component. No later than sixty (60) days prior to the end of each calendar year of the Term, Supplier shall secure a fixed price commodity contract for sugar. If Supplier is required to purchase additional amounts of sugar at a price different from the price set forth in the applicable fixed price commodity contract, then the Prices for Products containing sugar shall be increased or decreased by Buyer’s proportional share of such increase or decrease, taking into account all products Supplier produces for itself or any Third Parties incorporating sugar.

3.2.2       Increase or Reduction in AI Price. After [****], if at any time during the Term, the price of the AI supplied and used by Supplier in Manufacturing any Product(s) hereunder is increased or reduced, Supplier shall notify Buyer and shall promptly increase or reduce the Price of the Product(s) that contain such AI by an amount that reflects the increased or reduced AI price used in such Product(s).

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

3.2.3       Inspection of Inventory; Application of Inventory Credit.

(a)       Within thirty (30) Business Days of Buyer’s receipt of the Inventory, Buyer shall inspect the Inventory and provide a final written report to Supplier (1) verifying whether the Inventory is in conformity with the product warranties set forth in Section 9.6.5, or setting forth any deviations, to the extent discernible on visual inspection, from such warranties (conforming Inventory being referred to as, the “Conforming Inventory”) and (2) calculating the inventory purchase price with respect to such Conforming Inventory (the “Conforming Inventory Price”). In the event that Supplier disputes the accuracy of the report prepared by Buyer pursuant to this Section 3.2.3(a) regarding the Conforming Inventory, the Parties shall resolve such dispute in accordance with Section 8.6(b) of the Purchase Agreement. Notwithstanding anything to the contrary in this Manufacturing Agreement, if Buyer instructs Supplier or ProPhase to ship any Inventory to a Third Party customer pursuant to the Transition Services Agreement or any other agreement between the parties, the parties acknowledge and agree that such Inventory shall be considered Conforming Inventory.

(b)       In the event the Conforming Inventory Price is less than the price paid to Supplier pursuant to Section 2.1.1 (the difference being referred to as, the “Overpayment”), Supplier shall apply the amount of the Overpayment as a credit to the next successive invoices until such amount is exhausted.

3.3       Credit, Return and [****]. The Parties acknowledge and agree that Buyer shall receive a credit of [****] US Dollars ($[****]) to cover any customer returns of conforming products sold prior to the Effective Date, which shall be applied in twenty-four (24) equal amounts over the twenty-four (24) month period following the Effective Date. The Parties agree that the returned conforming products referenced in the preceding sentence are the sole property of Supplier and, as such, Buyer shall use its commercially reasonable efforts to ensure such returned conforming products are delivered to Supplier at Supplier’s expense. [****].

3.4       Recordkeeping. During the Term and for one (1) year thereafter, or for such longer period as may be required by applicable Law, Supplier shall prepare and retain, and shall cause its subcontractors to prepare and retain, accurate books and records related to transactions made pursuant to this Manufacturing Agreement and Prices. Such records shall be made available for reasonable review, audit and inspection upon reasonable notice and with reasonable frequency, upon Buyer’s request for the purpose of verifying Supplier’s calculations of amounts due hereunder, and the basis for such calculations or payments. Audits and inspections may be conducted by Buyer’s own personnel or retained consultant(s) once each calendar year, subject to the confidentiality obligations set forth in this Manufacturing Agreement. To the extent that Supplier requires any such personnel or consultant(s) to sign a separate confidentiality agreement in connection with such audit, the Parties agree to use the form set forth in Exhibit 3.4.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Article 4
AFFILIATES AND THIRD PARTY DESIGNEES

Buyer shall have the right to have a Buyer Affiliate, or a Third Party designee, exercise certain of Buyer’s rights or perform certain of Buyer’s responsibilities under this Manufacturing Agreement, including auditing, forecasting and ordering of Product(s) hereunder, receipt of delivery of Product(s) so ordered, and testing and acceptance or rejection of such Product(s). Any Buyer Affiliate or Third Party designee exercising Buyer’s rights or performing Buyer’s responsibilities under this Manufacturing Agreement shall be responsible for complying with the terms hereof and for payment of any of its related fees and costs. Supplier shall not bring any claim for liability under this Manufacturing Agreement against any Buyer Affiliate or Third Party designee other than the entity exercising the rights or performing the obligations upon which such alleged liability is based. Supplier shall not incur any cost or expense of the Buyer Affiliate or Third Party designee in the performance of the Buyer Affiliate or Third Party designee services.

Article 5
PRODUCT TESTING

5.1       Product Testing and Inspections. Each shipment of Product shall be accompanied by a certificate of analysis describing all current requirements of the Specifications and results of tests performed on such Product and a certificate of conformity certifying that the quantities of Product supplied have been Manufactured, controlled and released according to the Required Standards (“COA/COC”). Supplier will also provide Buyer with Material Safety Data Sheets (“MSDS”) or an equivalent instrument recognized by the applicable Regulatory Authority as required for the Product(s), and updates of the same as necessary.

5.2       Acceptance/Rejection of Non-Conforming Goods. Buyer shall have a period of thirty (30) days from the date of Buyer’s receipt of the Product(s) at the designated Buyer facility, and the COA/COCs or the equivalent instrument recognized by the applicable Regulatory Authority for such Product(s), to inspect any shipment of Product(s) to determine whether such shipment conforms to the Required Standards. If Buyer determines that the Product(s) do not conform to the Required Standards, it shall notify Supplier, and, if requested by Supplier, Buyer shall ship a sample of such non-conforming Product(s) to Supplier at Supplier’s expense. Buyer’s failure to notify Supplier of the non-conformity within the thirty (30) day period specified above will be deemed for purposes of this Manufacturing Agreement to constitute Buyer’s acceptance of such shipment, provided, however, that such acceptance shall be subject to Buyer’s right to reject Product(s) due to latent defects discovered by Buyer or Buyer’s customers after such thirty (30) day period has expired by providing Supplier with written notice of such latent defect within thirty (30) days of Buyer’s becoming aware of such defect.

5.3       Disputes Regarding Conformance to Required Standards. If Supplier does not agree with Buyer’s determination that Product fails to conform to the Required Standards, then Supplier shall so notify Buyer in writing within ten (10) days of its receipt of Buyer’s notice of non-conformity with respect to such Product and (if requested) Product sample. Supplier and Buyer shall use reasonable efforts to resolve such disagreement as promptly as possible. Without limiting the foregoing, Supplier and Buyer shall discuss in good faith mutually acceptable testing procedures pursuant to which both Supplier and Buyer will re-test a sample of the disputed Product to determine whether such Product meets the Required Standards. Notwithstanding the foregoing, in the event that Supplier and Buyer are unable to resolve such disagreement within thirty (30) days of the date of the applicable rejection notice, either Party may submit a sample of the allegedly non-conforming Product for testing and a determination as to whether or not such Product conforms to the Required Standards to an independent testing organization, or to a consultant of recognized repute within the United States pharmaceutical industry, in either case mutually agreed upon by the Parties (such organization or consultant, the “Laboratory”), the appointment of which shall not be unreasonably withheld or delayed by either Party. The determination of the Laboratory with respect to all or part of any shipment of Product shall be final and binding upon the Parties. The fees and expenses of the Laboratory making such determination shall be borne by Supplier, in the event that the Laboratory determines that the Product was non-conforming and by Buyer, in the event that the Laboratory determines that the Product did conform to the Required Standards.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

5.4       Return and Replacement of Non-Conforming Goods. Product accepted by Supplier as not meeting the Required Standards, or which are determined by the Laboratory not to meet such Required Standards, shall be returned by Buyer to Supplier, or destroyed pursuant to applicable Law, at Supplier’s expense. Supplier shall replace any non-conforming Product(s) within the shortest possible time. Buyer shall have no responsibility to Supplier for the amounts invoiced for non-conforming Product(s), and shall be credited for any amounts paid, but shall pay Supplier the applicable Price for the replacement Product(s) under the terms of Section 3.1.

Article 6
INSPECTION

6.1       Initial cGMP Audit. On November 30, 2016 and December 1, 2016, Buyer performed an initial qualifying audit of the Facility to verify compliance with cGMPs and Buyer’s quality requirements (“Initial Facility Audit”). If the results of the Initial Facility Audit are not satisfactory in the sole opinion of Buyer, Supplier shall perform, at its own expense, the requested or appropriate modifications of the Facility reasonably necessary to cure the deficiencies identified during the Initial Facility Audit so the Facility is cGMP and Buyer quality compliant. Supplier shall provide satisfactory evidence of these modifications to Buyer; thereafter, Buyer shall be entitled to perform an additional Facility audit with a minimum of ten (10) days’ prior notice to ensure that the deficiencies identified during the Initial Facility Audit have been cured (“Follow-Up Initial Facility Audit”).

6.2       Ongoing Right to Audit. During the Term and for such period thereafter that any Product Manufactured hereunder is available for sale, Buyer or a Buyer designee may, during normal working hours and upon not less than ten (10) days’ advance notice, inspect, or request information relating to, the Facility or Supplier’s subcontractors’ facilities and records directly or indirectly involved in the performance of this Manufacturing Agreement. During such an inspection or request for information the inspectors may inquire about the progress of the work being carried out by Supplier or its subcontractor pursuant to the Products covered by the Manufacturing Agreement and are in particular but not exclusively authorized to:

6.2.1       Inspect the Facility, documents and equipment used, or to be used, in the Manufacture of the Products and the Components;

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

6.2.2       Verify the qualifications of the employees and subcontractors carrying out such work and their use of the relevant equipment;

6.2.3       Evaluate all scientific techniques used by Supplier, its subcontractors and their respective employees in the performance of this Manufacturing Agreement and the procedures used in the creation and storage of samples of the Products; and

6.2.4       Verify and evaluate information relating to the utilization of the Manufacturing capacity of the Facility or Supplier’s subcontractors’ facilities.

6.3       Access. Supplier shall provide Buyer’s inspectors with unfettered, reasonable access to its Facility, its subcontractors’ facilities, and information related to such facilities, in order that the inspectors may carry out the inspections or inquiries referred to in the provisions of this Article 6. Buyer shall also have the right to observe the Manufacture of the Product, upon reasonable notice, at any time when Product is being Manufactured, and to be present at the Facility and its subcontractors’ facilities at such times. Audits and inspections may be conducted by Buyer’s own personnel or retained consultant(s), subject to the confidentiality obligations set forth in this Manufacturing Agreement. Notwithstanding the foregoing, Supplier shall have no obligation to provide Buyer with the aforementioned access to any subcontractor’s facilities hereunder if Supplier does not have such access rights to such subcontractor’s facilities. To the extent that Supplier requires any such personnel or consultant(s) to sign a separate confidentiality agreement in connection with such audit, the Parties agree to use the form set forth in Exhibit 3.4.

6.4       Product Validation Batches. Supplier shall produce and test Product Validation Batches for any new and/or proposed Products, which shall include changes to formulation or ingredients or line extensions of the current Products, or upon the reasonable request of Buyer. Supplier, for and on behalf of itself and its contractor(s), agrees that it shall permit at least two (2) personnel from Buyer, at Buyer’s sole cost and option, to be physically present at the Facility during the Manufacturing and testing of the Product Validation Batches for Products for the purposes of ensuring that the production of these batches is in accordance with established Specifications and other protocols and to answer any questions which may arise during said Manufacturing. Prior to producing and testing any Product Validation Batches, Buyer and Supplier shall negotiate in good faith costs and expenses associated therewith.

6.5       Corrective Action Plan. Supplier shall use its best efforts to ensure that within thirty (30) days after receipt of an audit report signed by an authorized representative of Buyer, Supplier or its subcontractor(s) shall respond to the audit report with a written corrective action plan that includes a detailed timeline. Upon receipt of Buyer’s approval of the written corrective action plan, Supplier shall, or shall cause its subcontractor to, implement such plan and remediate any and all discrepancies set forth in the audit report. The cost of such remediation shall be borne by Supplier or its subcontractor.

6.6       Supplier Audits. Without limiting the foregoing, Supplier is responsible for auditing its suppliers of Components periodically, and Supplier agrees to provide Buyer, upon Buyer’s request with a current copy of the audit report of such facilities.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Article 7
REGULATORY AND QUALITY RESPONSIBILITIES

7.1       Regulatory Approval Responsibilities. As the holder of the Regulatory Approvals, Buyer, or the appropriate Buyer Affiliate, will have sole authority to handle regulatory matters and interactions with Regulatory Authorities relating to the Product(s) in the Territory except as otherwise specifically stated in this Manufacturing Agreement. Buyer shall maintain the Regulatory Approvals for the Product(s), including the filing of any reports or filings required by the applicable Regulatory Authority, and all other regulatory and governmental permits, licenses and approvals for the Product(s) that are necessary for Buyer or its Affiliates to market, sell and distribute the Product(s) in the Territory. Supplier shall obtain and maintain any and all regulatory and governmental permits, licenses and approvals that are necessary for Supplier to Manufacture the Product(s) for Buyer or its Affiliates in accordance with the terms of this Manufacturing Agreement and applicable Law.

7.2       Safety and Adverse Drug Reactions. Within ninety (90) days after the Effective Date, the Parties shall use commercially reasonable efforts to enter into a separate safety and pharmacovigilance agreement for the Product based on Buyer’s standard form (the “Pharmacovigilance Agreement”), which shall: (a) provide detailed procedures regarding the maintenance of core safety information; (b) require the exchange of safety information and reports of Adverse Drug Experiences for ensuring compliance with the reporting requirements of all applicable Regulatory Authorities; and (c) provide procedures for the preparation, and periodic review of, a common technical document for use in connection with any filing with a Regulatory Authority relating to each Product. Until such time as the Parties have entered into such Pharmacovigilance Agreement, each Party shall inform the other Party of any information regarding Adverse Drug Experiences or other safety issues related to the use of AI or Products of which it becomes aware in a timely manner commensurate with the seriousness of the event to allow the other Party to comply with applicable Law. Each Party shall ensure that its Affiliates and other Persons authorized thereby, as applicable, comply with all such reporting obligations. Each Party shall designate by notice to the other Party a safety liaison to be responsible for communicating with the other Party regarding the reporting of adverse events with respect to the Product(s). Supplier shall also promptly submit to Buyer all Product(s) complaints of which it becomes aware. To the extent that any inconsistencies or conflicts exist between the Pharmacovigilance Agreement and this Manufacturing Agreement, the provisions in this Manufacturing Agreement shall prevail, except with respect to matters related solely to safety reporting issues, in which case the Pharmacovigilance Agreement shall prevail.

7.3       Recalls. Each of Buyer and Supplier will immediately inform the other in writing if it believes one or more lots of any Product(s) should be subject to recall from distribution, withdrawal or some other field action. Buyer shall have the final decision-making authority as to any such recall or field action and the sole right to initiate any such recall or field action. Supplier shall cooperate in the conduct of any recall or field action with respect to the Product as reasonably requested by Buyer. In the event it is determined that such a recall resulted from a breach by either Party of any of its representations, warranties, duties or obligations under this Manufacturing Agreement, such Party shall be responsible for the costs of the recall and shall reimburse the other Party as necessary; provided that if both Parties share responsibility with respect to such recall, the costs shall be shared in the ratio of the Parties’ contributory responsibility. The Parties shall each maintain traceability records as are sufficient and as may be necessary to permit a recall of the Product(s).

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

7.4       Retention of Samples. Supplier shall prepare and retain, and shall cause its subcontractors to prepare and retain, such samples and records in respect of the Product(s) and the Manufacture thereof as are required by applicable Law (including cGMPs).

7.5       Regulatory Authority Inspections and Correspondence. Supplier shall permit Regulatory Authorities to conduct such inspections of its Facility at which the Manufacturing activities relating to the Product(s) are performed, as such Regulatory Authorities may request, including pre-approval inspections, and shall cooperate with such Regulatory Authorities with respect to such inspections and any related matters, in each case that is related to the Manufacture of Product(s). Supplier shall give Buyer prior written notice of any such inspections, and shall keep Buyer informed about the results and conclusions of each such regulatory inspection, including actions taken by Supplier to remedy conditions cited in such inspections. In addition, Supplier shall allow Buyer or its representative to assist in the preparation for and be present at, and participate in, such inspections, subject to the confidentiality obligations set forth in this Manufacturing Agreement. To the extent that Supplier requires any such representative to sign a separate confidentiality agreement in connection with such inspection, the Parties agree to use the form set forth in Exhibit 3.4. Supplier shall provide Buyer with copies of any written inspection reports issued by any Regulatory Authority and all correspondence between Supplier and any Regulatory Authority with respect thereto, including any notices of observation and all related correspondence, in each case relating to the Product(s) or its Manufacture or to general manufacturing concerns (e.g., facility compliance or the like) that may impact the Product(s). Supplier shall provide Buyer with a copy of its response to any such reports or correspondence from the FDA for review and comment prior to submission to the applicable Regulatory Authority. In addition, Supplier shall notify Buyer of any occurrences or information that arise out of Supplier’s Manufacturing activities that have, or could reasonably be expected to have, adverse regulatory compliance or reporting consequences concerning any Product(s) or which might otherwise be reasonably expected to adversely affect the supply by Supplier of Product(s) to Buyer.

7.6       Changes or Modifications in Manufacturing Activities. Supplier shall not make any changes to the Specifications, processes, Facility, raw materials, raw material suppliers or any other item in any manner that would affect the Manufacturing activities related to the Product, without Buyer’s prior written approval, which shall not be unreasonably delayed or withheld. Notwithstanding the foregoing, Supplier shall promptly make and implement such changes as are required by applicable Law (“Required Changes”), provided that, prior to implementation, all such Required Changes shall be subject to Buyer’s written approval, including with respect to the timelines, estimated effect on Price and other issues regarding such implementation. In addition, Buyer shall have the right to request changes in or modifications to the Specifications. All such changes or modifications shall be documented in writing and shall be signed by an authorized representative of Buyer and Supplier. If such changes or modifications result in a material change in Supplier’s Manufacturing costs or lead times, the Parties shall agree upon an appropriate adjustment to the Price or in the delivery schedules, as the case may be, for Product(s) to be provided by Supplier hereunder. Supplier shall promptly implement all such agreed upon changes to the Specifications.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

7.7       Deviations and Investigations. In the event that a material deviation occurs during the course of the Manufacture, including Packaging, storage and analytical testing, of any batch of Product(s) for Buyer under this Manufacturing Agreement, Supplier shall immediately provide Buyer with a detailed written description of any such deviation. In addition, Supplier shall undertake all reasonable and appropriate actions to investigate the cause of such deviation and to correct the same as set forth in the Quality Agreement. A completed written report of the results of any such investigation will be provided to Buyer along with the COA/COC for such batch.

7.8       Quality Agreement. Within ninety (90) days following the Effective Date, or at such later time by mutual agreement, the Parties shall enter into a mutually agreeable quality and technical agreement based on Buyer’s standard form, in English and in accordance with Buyer’s and Supplier’s standard operating procedures and in conformity with any Regulatory Authority requirements and applicable Law (the “Quality Agreement”). Until a Quality Agreement is entered into between the Parties, this Manufacturing Agreement, in conjunction with all applicable Regulatory Authority requirements and applicable Law, shall govern the Parties’ responsibilities with respect to procedures impacting the identity, strength, quality, purity and all other aspects of the Product(s). To the extent that any inconsistencies or conflicts exist between the Quality Agreement and this Manufacturing Agreement, the provisions in this Manufacturing Agreement shall prevail, except with respect to matters related solely to the quality of the Product(s), in which case the Quality Agreement shall prevail. Buyer may immediately terminate this Manufacturing Agreement upon written notice to Supplier in the event that the Quality Agreement is terminated in accordance with the respective terms of this Manufacturing Agreement or the Quality Agreement.

Article 8
INTELLECTUAL PROPERTY

8.1       Ownership of Inventions. Buyer shall own all data, work product, results, reports, inventions, improvements (including any improvement to the Acquired Intellectual Property, Know-How and any other Business Assets used in the Manufacturing process for Product), developments, technologies and information and all intellectual property rights in any of the foregoing that: (a) are generated solely or jointly by or on behalf of Supplier or its subcontractors or delegatees in the performance of any activities in connection with this Manufacturing Agreement; (b) arise from, are based upon, or relate to Supplier’s use of any Confidential Information of Buyer; or (c) otherwise relate to the Product thereof (collectively, “Buyer Inventions”). To the extent that Supplier would otherwise have any interest in or to Buyer Inventions, Supplier hereby assigns to Buyer all right, title and interest in and to such Buyer Inventions. Supplier agrees to execute such documents and take such other actions as Buyer may reasonably request to evidence and perfect the foregoing assignment and Buyer’s rights in and to Buyer Inventions.

8.2       Trademark License for Inventory. Supplier hereby grants a limited license to Buyer to sell the Inventory with trade dress, packaging and labeling bearing any of the names or trademarks of Supplier, ProPhase or their Affiliates; provided that Buyer shall discontinue the use of such trade dress, packaging and labeling bearing the names or trademarks of Supplier, ProPhase or their Affiliates as promptly as practicable after the Effective Date and in any event no later than the date on which all Inventory has been sold. Buyer shall use commercially reasonable efforts to sell all Inventory before selling Products bearing the same or similar trade dress, packaging and labeling bearing any of Buyer’s names or trademarks.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

8.3       Disclosure. Upon creation, Supplier shall promptly disclose Buyer Inventions to Buyer, and any other information or know-how in Supplier’s possession or control reasonably necessary to enable Buyer to exercise the foregoing ownership rights (even if such information is considered to be Supplier’s Confidential Information pursuant to this Manufacturing Agreement).

Article 9
REPRESENTATION AND WARRANTIES

9.1       Buyer Warranties and Representations. Buyer represents and warrants to Supplier the following:

9.1.1       Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Delaware.

9.1.2       Buyer has all requisite power and authority to enter into this Manufacturing Agreement. The person signing this Manufacturing Agreement has the necessary corporate authority to legally bind Buyer to the terms set forth herein.

9.1.3       Buyer’s execution of this Manufacturing Agreement and performance of the terms set forth herein will not cause Buyer to be in conflict with or constitute a breach of its organizational documents nor any other agreement, court order, consent decree or other arrangement, whether written or oral, by which it is bound.

9.1.4       Buyer’s execution of this Manufacturing Agreement and performance hereunder are in, and will be in, compliance with any applicable Law in all material respects.

9.1.5       This Manufacturing Agreement is its legal, valid and binding obligation, enforceable against Buyer in accordance with the terms and conditions hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

9.1.6       Buyer will provide Supplier with prompt written notice if any of the representations and warranties in this Section 9.1 become untrue.

9.2       Supplier Warranties and Representations. Supplier represents and warrants to Buyer the following:

9.2.1       Supplier is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

9.2.2       Supplier has all requisite power and authority to enter into this Manufacturing Agreement and has the requisite skill, knowledge, staffing, financial resources, capacity and ability to carry out its obligations hereunder. The person signing this Manufacturing Agreement has the necessary authority to legally bind Supplier to the terms set forth herein.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.2.3       Supplier’s execution of this Manufacturing Agreement and performance of the terms set forth herein will not cause Supplier to be in conflict with or constitute a breach of its organizational documents nor any other agreement, court order, consent decree or other arrangement, whether written or oral, by which it is bound.

9.2.4       To Supplier’s knowledge and belief, there are no suits, actions, claims, proceedings, or investigations pending or threatened by or before any court, by any Person relating to the matters set forth herein.

9.2.5       Supplier’s execution of this Manufacturing Agreement and performance hereunder are in, and will be in, compliance with any applicable Law in all material respects.

9.2.6       This Manufacturing Agreement is its legal, valid and binding obligation, enforceable against Supplier in accordance with the terms and conditions hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

9.2.7       As of the Effective Date, there are no claims, judgments or settlements against or owed by Supplier or its Affiliates, or pending or threatened claims or litigation, relating to the AI or Product(s) that would prevent Supplier from performing under this Manufacturing Agreement.

9.2.8       Supplier will provide Buyer with prompt written notice if any of the representations and warranties in this Section 9.2 become untrue.

9.3       Anti-Corruption Laws.

9.3.1       Supplier understands that Buyer is required to and does abide by the United States Foreign Corrupt Practices Act, and any other applicable anti-corruption laws in the United States of America (collectively, the “Anti-Corruption Laws”). Supplier represents and warrants that no one acting on its behalf will give, offer, agree or promise to give, or authorize the giving directly or indirectly, of any money or other thing of value to anyone as an inducement or reward for favorable action or forbearance from action or the exercise of influence (a) to any governmental official or employee (including employees of government-owned and government-controlled corporations or agencies), (b) to any political party, official of a political party, or candidate, (c) to an intermediary for payment to any of the foregoing, or (d) to any other Person or entity in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as receiving a permit or license.

9.3.2       Supplier warrants that all Persons acting on its behalf will comply with all applicable Laws in connection with all work on behalf of Buyer, including the Anti-Corruption Laws if any, prevailing in the country in which Supplier has its principal places of business or performs work on behalf of Buyer.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.4       Trade Control Laws.

9.4.1       Each Party will fully comply with all applicable export control, economic sanctions laws and anti-boycott regulations of the United States of America, including the U.S. Export Administration Regulations (Title 15 of the U.S. Code of Federal Regulations Part 730 et seq.) and the economic sanctions rules and regulations implemented under statutory authority or President’s Executive Orders and administered by the U.S. Treasury Department’s Office of Foreign Assets Control (Title 31 of the U.S. Code of Federal Regulations Part 500 et seq.) (collectively, “Trade Control Laws”).

9.4.2       Each Party acknowledges and confirms that Trade Control Laws apply to its activities, its employees and Affiliates under this Manufacturing Agreement.

9.4.3       No Product will be directly or indirectly shipped by the other Party to any country subject to U.S. or U.N. economic sanctions without the necessary licenses, even for transfer to non-sanctioned countries, and only after the express written consent of Buyer, in its sole discretion.

9.4.4       Buyer shall not be required by the terms of this Manufacturing Agreement to be directly or indirectly involved in the provision of goods, services or technical data that may be prohibited by applicable Trade Control Laws if performed by Buyer. It shall be in the sole discretion of Buyer to refrain from being directly or indirectly involved in the provision of goods, services or technical data that may be prohibited by applicable Trade Control Laws.

9.4.5       Each Party hereby represents and warrants that it is not included on any of the restricted party lists maintained by the U.S. Government, including the Specially Designated Nationals List administered by the U.S. Treasury Department’s Office of Foreign Assets Control; the Denied Persons List, Unverified List or Entity List maintained by the U.S. Commerce Department’s Bureau of Industry and Security; or the List of Statutorily Debarred Parties maintained by the U.S. State Department’s Directorate of Defense Trade Controls.

9.4.6       Each Party shall commit to maintaining awareness of the importance of Trade Control Laws throughout its organization. Each Party shall take such actions as are necessary and reasonable to prevent Product from being exported or re-exported to any country, entity or individual subject to U.S. trade sanctions, unless prior approval of the other Party, and relevant permission or license from the U.S. government has been obtained.

9.4.7       Each Party will keep accurate and consistent records of all transactions covered by the Trade Control Laws for a minimum of five (5) years from the date of export or re-export; the date of expiration of any applicable license; or, other approval or reliance on any application of license exception or exemption.

9.5       Supplier has and will maintain throughout the Term all permits, licenses, registrations and other forms of governmental authorization and approval as required by applicable Law in order for Supplier to execute and deliver this Manufacturing Agreement and to perform its obligations hereunder in accordance with all applicable Law.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

9.6       Product Warranties. Supplier represents and warrants to Buyer that:

9.6.1       Supplier’s Facility and all Product supplied hereunder shall comply with this Manufacturing Agreement, all applicable Law (including cGMPs) and the Quality Agreement, be free from defects in material and workmanship, and meet all Specifications. Supplier shall perform and document all Manufacturing activities contemplated herein in compliance with all applicable Law. Without limiting the foregoing, at the time of shipment to Buyer, the Product shall not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act, or equivalent regulations promulgated by the applicable Regulatory Authority in the Territory, as amended and in effect at the time of shipment; provided, however, that Supplier shall not be liable for any breach of this section as a result of the, but not limited to, Packaging, product labeling, artwork, mechanicals, or consumer communication provided by Buyer.

9.6.2       Upon delivery, the Product(s) will be merchantable, usable and fit in accordance with ProPhase’s and Supplier’s past practices with respect to such, will satisfy all applicable Laws and will have at least [****] percent ([****]%) of shelf life remaining. The Product(s) will be packaged using the current labeling and packaging applicable to each Product, as supplied and/or approved by Buyer.

9.6.3       Title to all Product(s) provided under this Manufacturing Agreement shall pass to Buyer as set forth in Section 2.4, free and clear of any security interest, lien, or other encumbrance.

9.6.4       The Manufacture of Product(s) hereunder shall not infringe or misappropriate any intellectual property right of any Third Party; provided, however, that Supplier shall have no responsibility under this Section 9.6.4 to the extent such infringement or misappropriation arises from modification to the Products or other methods of Manufacture made at the request of Buyer and such infringement would not have existed had such modification not been made.

9.6.5       (a) All of the Inventory shall have been stored, handled and transported on or prior to the Effective Date in compliance with the applicable Specifications and Regulatory Approvals and in compliance in all material respects with applicable Law and (b) none of the packaging, labeling or marking of the Inventory shall have been altered by Supplier.

9.7       Supplier further warrants and represents that should it learn or have reason to suspect any breach of any representation or warranty in Sections 9.3, 9.4, 9.5, or 9.6, it will immediately notify Buyer.

9.8       Disclaimer. EACH PARTY AGREES AND ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS ARTICLE 9 AND THE PURCHASE AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, IMPLIED OR STATUTORY, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AGAINST NON-INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Article 10
CONFIDENTIALITY

10.1       Definition. “Confidential Information” means the terms and provisions of this Manufacturing Agreement (each of which shall be the Confidential Information of both Parties) and all other non-public information and data, including all notes, books, papers, diagrams, documents, reports, e-mail, memoranda, visual observations, oral communications and all other data or information in whatever form, that one Party or any of its Affiliates or representatives (the “Disclosing Party”) has supplied or otherwise made available to the other Party or its Affiliates or representatives (the “Receiving Party”) hereunder, including those made prior to the Effective Date of this Manufacturing Agreement.

10.2       Obligations. The Receiving Party shall protect all Confidential Information of the Disclosing Party against unauthorized use and disclosure to Third Parties with the same degree of care as the Receiving Party uses for its own similar information, but in no event less than a reasonable degree of care. The Receiving Party shall be permitted to use the Confidential Information of the Disclosing Party solely as reasonably necessary to exercise its rights and fulfill its obligations under this Manufacturing Agreement (including any surviving rights), including (a) in prosecuting or defending litigation, (b) complying with applicable Law, or (c) otherwise submitting information to tax or other Governmental Authorities. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to any Third Party other than to its Affiliates, and its and their respective directors, officers, employees, subcontractors, sublicensees, consultants, and attorneys, accountants, banks and investors (collectively, “Recipients”) who have a need to know such information for purposes related to this Manufacturing Agreement and who are made aware of the confidentiality obligations set forth in this Manufacturing Agreement or are bound by obligations of confidentiality at least as protective of such Confidential Information as those set forth in this Manufacturing Agreement. The Receiving Party shall be responsible for any disclosures made by its Recipients in violation of this Manufacturing Agreement.

10.3       Exceptions.

10.3.1       Restriction Limitations. The restrictions related to use and disclosure under this Article 10 shall not apply to any information to the extent the Receiving Party can demonstrate by competent evidence that such information:

(a)       is (at the time of disclosure by the Disclosing Party) or becomes (after the time of such disclosure by the Disclosing Party) known to the public or part of the public domain through no breach of this Manufacturing Agreement by the Receiving Party, or any Recipient to whom the Receiving Party disclosed such information, of its confidentiality obligations to the Receiving Party;

(b)       was known to, or was otherwise in the possession of, the Receiving Party prior to the time of disclosure by the Disclosing Party;

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

(c)       is disclosed to the Receiving Party on a non-confidential basis by a Third Party who is not, to the actual knowledge of the Receiving Party, prohibited from disclosing it without breaching any confidentiality obligation to the Disclosing Party; or

(d)       is independently developed by or on behalf of the Receiving Party or any of its Affiliates, as evidenced by its written records, without use of or access to the Confidential Information.

10.3.2       Disclosure Required by Law. The restrictions set forth in this Article 10 shall not apply to the extent that the Receiving Party is required to disclose any Confidential Information under Law or by an order of a Governmental Authority; provided that the Receiving Party: (a) provides the Disclosing Party with prompt written notice of such disclosure requirement if legally permitted, (b) uses reasonable commercial efforts to afford the Disclosing Party an opportunity, and cooperates with the Disclosing Party’s efforts, to oppose or limit, or secure confidential treatment for such required disclosure (at the Disclosing Party’s expense), and (c) if the Disclosing Party is unsuccessful in its efforts pursuant to subsection (b), discloses only that portion of the Confidential Information that the Receiving Party is legally required to disclose as advised by the Receiving Party’s legal counsel.

10.3.3       Disclosure to Potential Purchaser. Notwithstanding anything to the contrary in this Manufacturing Agreement, Supplier may, in good faith, provide financial, sales and forecast information with respect hereto and a summary of the material terms hereof to a potential purchaser of a majority or controlling interest in Supplier or ProPhase or all or substantially all of Supplier’s or ProPhase’s assets; provided, that such potential purchaser has entered into a confidentiality agreement with the Supplier that is customary for such a transaction.

10.4       Nondisclosure of Terms. Except as set forth in the Purchase Agreement, each Party agrees not to issue any press releases, reports, or other statements in connection with this Manufacturing Agreement intended for use in the public or private media or otherwise disclose the terms of this Manufacturing Agreement to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, except to such Party’s attorneys, advisors and others on a need to know basis in each case consistent with customary practice under circumstances that protect the confidentiality thereof; provided that Buyer may inform its customers, suppliers and business contacts that Supplier supplies Product(s) to Buyer in the ordinary course of business without Supplier’s consent. Notwithstanding the foregoing, each Party may make announcements concerning the subject matter of this Manufacturing Agreement if required by applicable Law or any securities exchange or Governmental Authority or any tax authority to which any Party is subject or submits, in which case the Party making such announcement shall provide the other Party with a copy of such announcement at least three (3) Business Days prior to issuance, to the extent practicable under the circumstances, and shall only disclose information required by applicable Law or such exchange or authority.

10.5       Right to Injunctive Relief. Each Party agrees that breaches of this Article 10 may cause irreparable harm to the other Party and shall entitle such other Party, in addition to any other remedies available to it (subject to the terms of this Manufacturing Agreement), to the right to seek injunctive relief enjoining such action.

10.6       Ongoing Obligation for Confidentiality. The Parties’ obligations of confidentiality, non-use and non-disclosure under this Article 10 shall survive any expiration or termination of this Manufacturing Agreement for five (5) years.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Article 11
INDEMNIFICATION AND INSURANCE

11.1       Indemnification.

11.1.1       Indemnification by Supplier. Supplier hereby agrees, at its sole cost and expense, to defend, hold harmless and indemnify, to the extent permitted by applicable Law, (collectively, “Indemnify”) Buyer and its Affiliates and their respective directors, officers and employees of such Persons and the respective successors and assigns of any of the foregoing (the “Buyer Indemnitees”) from and against any and all liabilities, damages, penalties, fines, costs and actual expenses (including, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Liabilities”) resulting from suits, claims, actions and demands, in each case brought by a Third Party (each, a “Third-Party Claim”) against any Buyer Indemnitee and arising from or occurring as a result of: (a) any material breach of any of Supplier’s obligations, representations, warranties or covenants under this Manufacturing Agreement; or (b) the gross negligence or willful misconduct of a Supplier Indemnitee under this Manufacturing Agreement. Supplier’s obligation to Indemnify Buyer Indemnitees pursuant to this Section 11.1.1 shall not apply to the extent that any such Liabilities are the result of a material breach by Buyer of its obligations, representations, warranties or covenants under this Manufacturing Agreement or any Buyer Indemnitee’s gross negligence or willful misconduct. Notwithstanding anything to the contrary in this Manufacturing Agreement, Supplier’s liability arising from this Manufacturing Agreement and the performance hereof shall not exceed [****] Dollars ($[****]) in the aggregate (the “Seller Cap”). Additionally, Supplier’s obligation to Indemnify Buyer Indemnitees shall include lost profits and out-of-pocket costs and expenses. The Seller Cap shall not, nor shall any other limitation set forth in this Manufacturing Agreement, apply to any indemnification obligations where a Third-Party Claim for bodily injury or death arises from the gross negligence or willful misconduct of Supplier.

11.1.2       Indemnification by Buyer. Buyer hereby agrees to Indemnify Supplier and its agents, directors, officers and employees and the respective successors and assigns of any of the foregoing (the “Supplier Indemnitees”) from and against any and all Liabilities resulting from Third-Party Claims against any Supplier Indemnitee arising from or occurring as a result of: (a) any material breach of any of Buyer’s obligations, representations, warranties or covenants under this Manufacturing Agreement; or (b) the gross negligence or willful misconduct of a Buyer Indemnitee. Buyer’s obligation to Indemnify Supplier Indemnitees pursuant to this Section 11.1.2 shall not apply to the extent that any such Liabilities are the result of a material breach by Supplier of its obligations, representations, warranties or covenants under this Manufacturing Agreement or any Supplier Indemnitee’s gross negligence or willful misconduct.

11.1.3       Procedure. To be eligible to be Indemnified hereunder, the indemnified Person shall provide the indemnifying Party with prompt written notice of the Third-Party Claim giving rise to the indemnification obligation pursuant to this Section 11.1.3 and the right to control the defense (with the reasonable cooperation of the indemnified Person) or settlement any such claim; provided, however, that the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages without the indemnified Person’s written consent, such consent not to be unreasonably withheld or delayed. The indemnified Person shall have the right to join, but not to control, at its own expense and with counsel of its choice, the defense of any claim or suit that has been assumed by the indemnifying Party.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

11.1.4       Indemnification under the Purchase Agreement. The Parties agree that to the extent any claims for indemnification can be properly brought under the Purchase Agreement, such claims will be brought under the Purchase Agreement and no indemnity will be available hereunder.

11.2       Product Liability Insurance. Each Party shall, during the Term and for one (1) year after termination or expiration of this Manufacturing Agreement, obtain and maintain at its own cost and expense from a qualified insurance company (provided however that Buyer may satisfy all or part of its obligation through its insurance captive or self-insurance) product liability insurance providing protection against any and all claims, demands, and causes of action arising out of any defects, alleged or otherwise, of the Product(s) or their use, design or Manufacture, or any material incorporated in the Product(s). The amount of coverage shall be a minimum of [****] US Dollars ($[****] USD) combined single limit coverage for each occurrence for bodily injury or for property damage and shall be provided from an insurance company qualified to write global product liability coverage. Each Party agrees, upon request, to furnish the other Party with a certificate of insurance evidencing such insurance coverage (at the execution of this Manufacturing Agreement and at each subsequent renewal) and shall provide the other Party with a thirty (30) day notice of cancellation or non-renewal of such coverage. Supplier shall provide its current certificate of insurance evidencing such insurance coverage as of the Effective Date. Supplier shall name Buyer as an additional insured on its insurance policies maintained pursuant to this Section 11.2.

Article 12
TERM AND TERMINATION

12.1       Term. The term of this Manufacturing Agreement shall begin on the Effective Date first set forth above, shall remain in effect for a period of five (5) years thereafter (the “Initial Term”) unless it is terminated earlier in accordance with Section 12.2. Thereafter, this Manufacturing Agreement may be renewed by Buyer for up to five (5) successive one (1) year periods (the Initial Term plus any such renewal terms, the “Term”), by Buyer providing notice of its intent to renew this Manufacturing Agreement not less than ninety (90) days prior to the expiration of the then-current Term.

12.2       Termination. Notwithstanding anything to the contrary in this Manufacturing Agreement, this Manufacturing Agreement may be terminated:

12.2.1       in its entirety or with respect to one or more Products, on a Product-by-Product basis, by mutual written consent of Supplier and Buyer;

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

12.2.2       in its entirety by either Party upon written notice if any Bankruptcy Event has occurred with respect to the other Party;

12.2.3       in its entirety by either Party upon sixty (60) days’ prior written notice to the other Party if the other Party materially breaches any provision of this Manufacturing Agreement (including a violation of an applicable Law) and fails to cure that breach within such sixty (60) day period;

12.2.4       by Buyer in its entirety or with respect to one or more Products, on a Product-by-Product basis, upon (a) written notice to Supplier if the FDA or other applicable Regulatory Authority orders a Product recall of such Product(s) or suspends or withdraws the applicable Product Regulatory Approval therefor or Buyer reasonably believes, supported by written evidence, that the FDA will take any such action with respect to such Product(s) or (b) after the third (3rd) anniversary of this Manufacturing Agreement, one hundred eighty (180) days’ prior written notice to Supplier for any other reason;

12.2.5       by Buyer in the event of a Failure to Supply in accordance with Section 2.7.2;

12.2.6       by Buyer in the event of a Force Majeure in accordance with Section 15.4;

12.2.7       by Buyer immediately upon written notice to Supplier in the event that the Quality Agreement is terminated;

12.2.8       by Buyer immediately without notice if Supplier has violated the Anti-Corruption Laws pursuant to Section 9.3;

12.2.9       by Buyer immediately upon written notice to Supplier in the event of a negative outcome of an audit under Article 6 or Section 7.5 of this Manufacturing Agreement;

12.2.10       by Buyer upon one hundred twenty (120) days’ written notice to Supplier in the event Buyer incurs Liabilities above the Seller Cap.

12.3       Effects of Termination. Upon termination of this Manufacturing Agreement, in its entirety or with respect to one or more Products, this Manufacturing Agreement shall, except as otherwise provided in this Section 12.3 or Section 12.4, be of no further force or effect; provided, however, that if this Manufacturing Agreement is terminated with respect to one or more Products, but not all Products, then this Manufacturing Agreement shall continue in full force and effect with respect to the applicable Product(s) for which it is not terminated. Upon termination or expiration of this Manufacturing Agreement, in its entirety or with respect to one or more Products, by Buyer in accordance with Section 12.2, Supplier shall disclose to Buyer and/or Buyer’s designee all documentation and other information necessary or reasonably useful to enable Buyer, or its designee, to manufacture the Products in accordance with a technology transfer plan and budget to be mutually agreed by the Parties (the “Technology Transfer Plan”). In addition, on an ongoing basis thereafter, at Buyer’s reasonable request, Supplier will, and will cause its Affiliates, employees, contractors and agents to, cooperate with, disclose and provide reasonable support, expertise and assistance for Buyer or its designee to manufacture such Products. Except in the event Buyer terminates this Manufacturing Agreement in accordance with Sections 12.2.3, 12.2.4(a), 12.2.5, 12.2.6, 12.2.8 or 12.2.9, Buyer shall reimburse Supplier for time expended and expenses incurred by Supplier in providing the assistance and support set forth in this Section 12.3 in accordance with the budget set forth in the Technology Transfer Plan.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

12.4       Nonexclusive Remedy. Exercise of any right of termination afforded to either Party under this Manufacturing Agreement (i) shall not prejudice any other legal rights or remedies either Party have against the other in respect of any breach of the terms and conditions of this Manufacturing Agreement, and (ii) shall be without any obligation or liability arising from such termination other than such obligations expressly arising from termination.

12.5       Survival. Termination of this Manufacturing Agreement (for any reason) shall not affect any accrued rights or liabilities of either Party. Article 5 (Product Testing), Article 6 (Inspection), Article 7 (Regulatory and Quality Responsibilities), Article 10 (Confidentiality), Article 11 (Indemnification and Insurance), Article 14 (Disputes; Governing Law), Article 15 (Miscellaneous), and Sections 3.4 (Recordkeeping), 9.4.7, 9.6 (Product Warranties), 9.8 (Disclaimer), 12.3 (Effects of Termination), 12.4 (Nonexclusive Remedy), 12.5 (Survival), and 12.6 (Right to Sell Inventory) shall survive any expiration or termination of this Manufacturing Agreement.

12.6       Right to Sell Inventory. Upon termination of this Manufacturing Agreement for any reason except for the withdrawal of Regulatory Approval of the Product(s), outstanding purchase orders for, and remaining inventory of, the Product(s) subject to such termination will be determined in good faith by the Parties hereto; provided that all payments hereunder in respect thereof are timely paid in compliance with Article 3 above.

Article 13
RIGHT OF FIRST OFFER

13.1       Right of First Offer.

13.1.1       During the term of this Manufacturing Agreement and subject to the terms set forth in this Section 13.1.1, Buyer shall have a right of first offer if Supplier proposes to sell the Facility to a Third Party. Supplier shall provide Buyer with written notice of any such decision to sell the Facility and any and all information regarding the Facility that Supplier intends to share with a Third Party who is interested in purchasing the Facility (collectively, the “Facility Sale Notice”), and a reasonable opportunity to conduct appropriate due diligence on the Facility and associated workforce. Buyer shall notify Supplier, within ten (10) days of receipt of the Facility Sale Notice, whether it desires to acquire the Facility on such terms and conditions. If Buyer so notifies Supplier that it does desire to acquire the Facility, Buyer and Supplier shall negotiate any remaining terms and conditions governing the sale of the Facility to Buyer promptly and in good faith. If (i) Buyer fails to respond within the ten (10) day period, (ii) Buyer notifies Supplier that it does not desire to acquire the Facility on the terms and conditions offered, or (iii) in the case that Buyer notifies Supplier that it does desire to acquire the Facility, but Buyer and Supplier, despite using good faith efforts, fail to finalize and execute an agreement governing such acquisition by Buyer within fifty (50) days of Supplier’s receipt of Buyer’s notice, Supplier shall have the right, within one hundred twenty (120) days, to offer and sell the Facility to a Third Party on terms and conditions no more favorable to such Third Party than those specified in the Facility Sale Notice; provided that such Third Party shall remain obligated to supply the products to Buyer on the terms and conditions of this Manufacturing Agreement. In the event that Supplier does not consummate the sale of the Facility within the one hundred twenty (120) day period, the rights provided under this Section 13.1.1 shall be revived and the Facility shall not be offered to any Third Party unless first re-offered to Buyer. Notwithstanding anything to the contrary, this Section 13.1.1 shall not prevent Supplier from encumbering the Facility and shall not apply with respect to any Third Party that forecloses upon the Facility.

13.1.2       Supplier shall be solely responsible for all ongoing maintenance costs and capital expenditures associated with the Manufacture of the Product(s), for so long as Supplier is Manufacturing the Product(s).

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

Article 14
DISPUTES; GOVERNING LAW

14.1       Discussion by Executives. Except as otherwise provided herein, any dispute, controversy or claim arising under, out of or in connection with this Manufacturing Agreement, including any subsequent amendments, or the validity, enforceability, construction, performance or breach hereof (and including the applicability of this Article 14 to any such dispute, controversy or claim) (each a “Dispute”) shall be first submitted to an executive officer of each of the Parties having authority to resolve such Dispute for attempted resolution by good faith negotiations within ten (10) Business Days. In such event, each Party shall cause its designated executive officer to meet and be available to attempt to resolve such issue. If the Parties should resolve such Dispute, a memorandum setting forth their agreement will be prepared and signed by both Parties if requested by either Party. The Parties shall cooperate in an effort to limit the issues for consideration in such manner as narrowly as reasonably practicable in order to resolve the Dispute.

14.2       Governing Law. This Manufacturing Agreement and all rights and obligations of the Parties arising out of or relating to this Manufacturing Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, U.S.A. without giving effect to conflicts of laws principles. The Parties hereby expressly agree that the U.N. Convention on Contracts for the International Sale of Goods shall not apply.

14.3       Jurisdiction. The Parties agree that any Dispute that is not resolved pursuant to Section 14.1 shall be subject to the exclusive jurisdiction of the state and federal courts in New York City, New York, U.S.A. and each Party hereby submits to such jurisdiction.

Article 15
MISCELLANEOUS

15.1       Relationship of the Parties. The Parties agree that the relationship of Supplier and Buyer established by this Manufacturing Agreement is that of independent contractors. Furthermore, the Parties agree that this Manufacturing Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, and nor shall this Manufacturing Agreement create or establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

15.2       Expenses. Except as otherwise expressly provided herein, each Party shall bear its own costs, fees and expenses incurred by such Party in connection with this Manufacturing Agreement.

15.3       Licenses and Permits. Each Party shall, at its sole cost and expense, maintain in full force and effect all necessary licenses, permits, and other authorizations required by applicable Law in order to carry out its duties and obligations hereunder.

15.4       Force Majeure. No Party shall be liable for a failure or delay in performing any of its obligations under this Manufacturing Agreement if, but only to the extent that such failure or delay is due to causes beyond the reasonable control of the affected Party, including: (a) acts of God; (b) fire, explosion, or unusually severe weather; (c) war, invasion, riot, terrorism, or other civil unrest; (d) governmental laws, orders, restrictions, actions, embargo or blockages; (e) national or regional emergency; (f) strikes or industrial disputes at a national level which directly impact the affected Party’s performance under this Manufacturing Agreement; or (g) other similar cause outside of the reasonable control of such Party (“Force Majeure”); provided that the Party affected shall promptly notify the other of the Force Majeure condition and shall use reasonable efforts to eliminate, cure or overcome any such causes and resume performance of its obligations as soon as possible. If the performance of any such obligation under this Manufacturing Agreement is delayed owing to such a Force Majeure for any continuous period of more than one hundred eighty (180) days, Buyer shall have the right to terminate this Manufacturing Agreement.

15.5       Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be delivered in person, by a nationally recognized overnight courier, or by registered or certified airmail, postage prepaid to the addresses given below or such other addresses as may be designated in writing by the Parties from time to time, and shall be deemed to have been given upon receipt.

In the case of Supplier:	With a required copy to:

ProPhase Labs, Inc. 621 N. Shady Retreat Road Doylestown, PA 18901 Attention: Robert V. Cuddihy, Jr.	Reed Smith LLP 599 Lexington Avenue New York, NY 10022 Attention: Herbert F. Kozlov, Esq.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

In the case of Buyer:	With required copies to:

Meda Consumer Healthcare Inc. 781 Chestnut Ridge Road EOB 245 Morgantown, WV 26505 Attention: Joseph Duda

Mylan Inc.

1000 Mylan Boulevard

Canonsburg, Pennsylvania 15317

Attention: Global General Counsel

Hogan Lovells US LLP

Columbia Square

555 Thirteenth Street, NW

Washington, DC 20004

Attention: Daniel Keating, Esq.

15.6       Assignment. Neither Party shall at any time, without obtaining the prior written consent of the other Party, assign or transfer this Manufacturing Agreement or subcontract its obligations hereunder to any Person. Notwithstanding the foregoing, Buyer shall be permitted, without the consent of Supplier, to assign this Manufacturing Agreement to its Affiliates or to perform this Manufacturing Agreement, in whole or in part, through its Affiliates, and Buyer may also assign this Manufacturing Agreement, without the consent of Supplier, to any successor or Third Party that acquires all or substantially all of the assets to which this Manufacturing Agreement relates by sale, transfer, merger, reorganization, operation of law or otherwise; provided that the assignee agrees in writing to be bound to the terms and conditions of this Manufacturing Agreement. In the event of an assignment permitted under this Section 15.6, the assigning Party shall notify the other Party in writing of such assignment. This Manufacturing Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and permitted assigns. Any assignment not in accordance with this Section 15.6 shall be null and void.

15.7       Entire Agreement and Amendment. This Manufacturing Agreement, together with its Schedules and Exhibits, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. Notwithstanding the foregoing, to the extent the terms and conditions of the body of this Manufacturing Agreement conflict with the terms and conditions of any Schedule hereto, the terms and conditions of the body of this Manufacturing Agreement shall govern. No terms or provisions of this Manufacturing Agreement will be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Manufacturing Agreement by written instruments specifically referring to and executed in the same manner as this Manufacturing Agreement.

15.8       No Third Party Beneficiaries. Except for the rights to indemnification provided for under Article 11 above, all rights, benefits and remedies under this Manufacturing Agreement are solely intended for the benefit of Buyer and Supplier. Except for such rights to indemnification expressly provided pursuant to Article 11, no Third Party shall have any rights whatsoever to (a) enforce any obligation contained in this Manufacturing Agreement; (b) seek a benefit or remedy for any breach of this Manufacturing Agreement; or (c) take any other action relating to this Manufacturing Agreement under any legal theory, including actions in contract, tort (including negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

15.9       Severability. Should one or more of the provisions of this Manufacturing Agreement become void or unenforceable as a matter of law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Manufacturing Agreement, and the Parties agree to negotiate in good faith a valid and enforceable provision therefor which, as nearly as possible, achieves the desired economic effect and mutual understanding of the Parties under this Manufacturing Agreement.

15.10       No Waiver. A waiver by any Party of any of the terms and conditions of this Manufacturing Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Manufacturing Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

15.11       Compliance with Laws. Both Supplier and Buyer shall perform their obligations under this Manufacturing Agreement in accordance with applicable Law and each Party shall bear its own costs in ensuring compliance therewith. No Party shall, or shall be required to, undertake any activity under or in connection with this Manufacturing Agreement that violates, or which it reasonably believes may violate, any applicable Law.

15.12       English Language. This Manufacturing Agreement shall be written and executed in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

15.13       Review by Legal Counsel. Each Party agrees that it has read and had the opportunity to review this Manufacturing Agreement with its legal counsel. Accordingly, the rule of construction that any ambiguity contained in this Manufacturing Agreement shall be construed against the drafting Party shall not apply.

15.14       Further Acts. Each Party shall do, execute and perform and shall procure to be done and performed all such further acts, deeds, documents and things as the other Parties may reasonably require from time to time to give full effect to the terms of this Manufacturing Agreement.

15.15       Counterparts. This Manufacturing Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same document. This Manufacturing Agreement and any amendments hereto, to the extent signed and delivered by means of electronic reproduction (e.g., portable document format (.pdf)), shall be treated in all manner and respects as an original and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of a Party, the other Party shall re-execute original forms thereof and deliver them to the Party who made said request.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

15.16       ProPhase Guaranty. In consideration of, and as an inducement to Buyer entering into this Manufacturing Agreement and performing its respective obligations hereunder, ProPhase hereby irrevocably, absolutely and unconditionally guarantees to Buyer the full performance and payment by Supplier of the covenants, obligations, monetary or otherwise, and undertakings of Supplier pursuant to or otherwise in connection with this Manufacturing Agreement and the consummation of the transactions contemplated hereby (the “ProPhase Guaranteed Obligations”). Any breach of, or other failure to perform, any representation, warranty, covenant, obligation, agreement or undertaking of Supplier shall also be deemed to be a breach or failure to perform ProPhase, and Buyer shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or non-performance directly against either or both of Supplier and ProPhase in the first instance. This guarantee is a guarantee of performance and not exclusively of collection. To the fullest extent permitted by Law, ProPhase hereby expressly waives any and all rights or defenses arising by reason of any Law that would otherwise require any election of remedies by Buyer and ProPhase waives promptness, diligence, notice of the acceptance of this guaranty and of ProPhase Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any ProPhase Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Supplier, and all suretyship defenses generally; provided, however, that notwithstanding the foregoing or anything to the contrary set forth herein, ProPhase shall have all of the same rights and defenses (whether pursuant to limitations on liability, notice requirements or otherwise) as Supplier may have pursuant to the terms of this Manufacturing Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby or thereby. ProPhase acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated hereby and that the waivers set forth in this Section 15.16 are knowingly made in contemplation of such benefits.

The remainder of this page is left intentionally blank.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Manufacturing Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which will for all purposes be deemed to be an original.

Pharmaloz Manufacturing, Inc.	Meda Consumer Healthcare Inc.

By:	By:

Name:	Name:

Title:	Title:

PROPHASE LABS, INC. (solely with respect to Section 15.16)

By:

Name:

Title:

EXHIBIT B

Form of Trademark Assignment Agreement

EXHIBIT C

Accounts Payable

EXHIBIT D

Accounts Receivable

EXHIBIT E

Form of Transition Services Agreement

EXHIBIT F

Rights Agreement Amendment

AMENDMENT NO. 1 TO

AMENDED AND RESTATED RIGHTS AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the Amended and Restated Rights Agreement, dated as of June 18, 2014 (the “Rights Agreement”), by and between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), is entered into January 6, 2017. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement as set forth herein immediately prior to and in connection with the execution of the Asset Purchase Agreement, dated as of January 6, 2017 (as amended, modified or supplemented, from time to time, the “Asset Purchase Agreement”), by and among the Company, Meda Consumer Healthcare Inc. (“Meda”) and Mylan Inc. (“Mylan”), pursuant to which the Company will sell to Meda substantially all of the assets of the Company;

WHEREAS, the Company desires to amend the Rights Agreement pursuant to Section 27 of the Rights Agreement, immediately prior to entering into the Asset Purchase Agreement, to facilitate the transactions contemplated by the Asset Purchase Agreement;

WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company has delivered to the Rights Agent a certificate signed by an appropriate officer of the Company which states that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement; and

WHEREAS, pursuant to resolutions adopted at a duly convened special meeting of the Board held on January 5, 2017, the Board has determined that it is in the best interests of the Company and its stockholders, and consistent with the objectives of the Board in adopting the Rights Agreement, to amend the Rights Agreement in the manner set forth herein immediately prior to entering into the Asset Purchase Agreement to except from the operation of the Rights Agreement the Asset Purchase Agreement, the Voting Agreements (as defined below) and any and all transactions contemplated by the Asset Purchase Agreement and the Voting Agreements;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

1. Amendment to Section 1

a. The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence to the end of said definition as subsection 1(a)(vi):

“Notwithstanding anything in this Agreement to the contrary, none of Meda, Mylan or any of their respective Affiliates or Associates shall be or become an Acquiring Person, and the term “Acquiring Person” shall not include any of Meda, Mylan or any of their respective Affiliates or Associates, solely by reason of (i) the approval, execution, delivery, performance or public announcement of the Asset Purchase Agreement (including any amendments, modifications or supplements thereto), (ii) the consummation of the asset sale provided for by the Asset Purchase Agreement, (iii) the consummation of any other transactions contemplated by the Asset Purchase Agreement, including, but not limited to, the potential future sale of the manufacturing facility owned by the Company and its affiliate or (iv) the execution, delivery or performance of the Voting Agreements received by Meda from certain officers and directors of the Company.”

b. The definition of “Beneficial Owner” of and “Beneficially Own” securities in Section 1(c) is hereby amended by adding the following sentence at the end of Section 1(c):

“Notwithstanding anything in this Agreement to the contrary, the definition of “Beneficial Owner” of and “Beneficially Own” securities shall not include any beneficial ownership of securities that may result from the execution, delivery or performance of the Voting Agreements received by Meda from certain officers and directors of the Company in connection with the execution of the Asset Purchase Agreement.”

c. Section 1 of the Rights Agreement is hereby amended by adding the following definitions to the end of Section 1:

“Asset Purchase Agreement” shall mean that certain Asset Purchase Agreement, dated as of January 6, 2017, by and among the Company, Meda and Mylan (as such agreement may be amended, modified or supplemented, from time to time).

“Meda” shall mean Meda Consumer Healthcare Inc., a Delaware corporation.

“Mylan” shall mean Mylan Inc., a Pennsylvania corporation.

“Voting Agreements” shall mean those certain Voting Agreements, dated as of January 6, 2017, received by Meda from certain officers and directors of the Company providing that, among other things, the signatory agrees to vote in favor of the transactions contemplated by the Asset Purchase Agreement.

2. Amendment to Section 11(a)(ii)

Section 11(a)(ii) of the Rights Agreement is hereby amended by adding the following sentence to the end of Section 11(a)(ii):

“Notwithstanding anything in this Agreement to the contrary, none of (i) the approval, execution, delivery, performance or public announcement of the Asset Purchase Agreement (including any amendments, modifications or supplements thereto), (ii) the consummation of the asset sale provided for by the Asset Purchase Agreement, (iii) the consummation of any other transactions contemplated by the Asset Purchase Agreement, including, but not limited to, the potential future sale of the manufacturing facility owned by the Company and its affiliate or (iv) the execution, delivery or performance of the Voting Agreements received by Meda from certain officers and directors of the Company shall cause the Rights to be adjusted or become exercisable in accordance with this Section 11(a)(ii).”

3. Amendment to Section 13(i)

Section 13(i) of the Rights Agreement is hereby amended by adding the following sentence to the end of Section 13(i):

“Notwithstanding anything in this Agreement to the contrary, (A) the provisions of Section 13(i) shall not be applicable to the asset sale provided for by the Asset Purchase Agreement or as a result of the execution, delivery or performance of the Voting Agreements received by Meda from certain officers and directors of the Company, and (B) provided that neither Meda nor Mylan has become an Acquiring Person, any other person becoming an Acquiring Person shall not cause the provisions of Section 13(i) to apply to Meda or Mylan as an “other Person”; provided, that nothing in this clause (B) shall restrict the application of Section 13(i) to an Acquiring Person or any Affiliates thereof.”

4. Benefits

All of the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5. Severability

If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6. Effectiveness and Effect of Amendment

a. Notwithstanding anything to the contrary set forth in Section 27, this Amendment shall become effective as of the date first written above, but such effectiveness is contingent upon the execution and delivery of the Asset Purchase Agreement by the parties thereto. The Company shall notify the Rights Agent via electronic mail of such execution and delivery of the Asset Purchase Agreement promptly thereafter.

b. Except as specifically modified herein, the Rights Agreement shall not otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of the Rights Agreement. Upon and after the effectiveness of this Amendment, each reference in the Rights Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Rights Agreement, and each reference in any other document to “the Rights Agreement”, “thereunder”, “thereof” or words of like import referring to the Rights Agreement, shall mean and be a reference to the Rights Agreement as modified hereby.

7. Governing Law

This Amendment shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within State of Nevada.

8. Descriptive Headings

Descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

9. Counterparts

This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

PROPHASE LABS, INC.

By:
Name:
Title:

[Signature Page to Rights Agreement Amendment]

RIGHTS AGENT:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

[Signature Page to Rights Agreement Amendment]

EXHIBIT G

Form of Escrow Agreement

EXHIBIT H

Products

EXHIBIT I

Form of Voting Agreement

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of January 6, 2017 by and between Meda Consumer Healthcare Inc., a Delaware corporation (the “Buyer”), and the undersigned stockholder (“Stockholder”) of ProPhase Labs, Inc., a Delaware corporation (the “Company”).

RECITALS

A. The Company and the Buyer intend to enter into an Asset Purchase Agreement of even date herewith (the “Asset Purchase Agreement”), which provides for the (i) sale and transfer of certain assets from the Company to the Buyer, (ii) assumption of certain liabilities by the Buyer and (iii) assignment to the Buyer and assumption by the Buyer of certain agreements (collectively, the “Asset Purchase”), on the terms and subject to the conditions set forth therein;

B. Stockholder is the beneficial owner (for this and other terms of correlative meaning used throughout this agreement, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of Shares (as defined below) as is indicated on the signature page of this Agreement;

C. Stockholder believes that it is in his, her or its best interest, as a stockholder in the Company, that the Asset Purchase be consummated;

D. As a condition to its willingness to enter into the Asset Purchase Agreement, the Buyer has required that Stockholder undertake in advance to vote its shares in favor of the Asset Purchase; and

E. For these reasons, and in consideration of the execution of the Asset Purchase Agreement by the Buyer, Stockholder, solely in his, her or its capacity as a stockholder of the Company, agrees and undertakes to vote the Shares (as defined below) in favor of the Asset Purchase and the approval of the Asset Purchase Agreement on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement. For purposes of this Agreement:

(a) “Expiration Date” shall mean the first to occur of (i) the termination of the Asset Purchase Agreement pursuant to Article 7 thereof, or (ii) such date and time as the Asset Purchase shall become effective in accordance with the terms and provisions of the Asset Purchase Agreement.

(b) “Shares” shall mean: (i) all equity securities of the Company (including shares of common stock and all options, warrants, restricted common stock and other rights to acquire shares of common stock) owned by Stockholder as of the date of this Agreement; and (ii) all additional equity securities of the Company (including all additional shares of common stock and all additional options, warrants, restricted common stock and other rights to acquire shares of common stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date; provided, however, that, when used with respect to the voting, consenting or taking action by or in the name of Stockholder or any other Person hereunder with respect to Shares, the term “Shares” shall only include the securities covered by clause (i) or (ii) that are entitled to be voted, or for which Stockholder or such other Person is entitled to consent or act, with respect thereto (which shall not include Shares that are subject to issuance upon the exercise of options, warrants and such other rights to acquire shares of common stock), and nothing herein shall require (and Stockholder undertakes no obligation and makes no representation or warranty related to) the conversion, exercise or exchange of any security for which Stockholder has beneficial ownership into securities entitled to be voted, or for which Stockholder or such other Person is entitled to consent or act, with respect thereto.

(c) “Transfer”. A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest in such security.

2. Restrictions on Shares.

(a) Stockholder shall not, directly or indirectly, during the period from the date of this Agreement through the Expiration Date, cause or permit any Transfer of any of the Shares to be effected, except for any Transfer (i) to any other Person if (A) such Person, prior to or concurrently with such Transfer, shall have executed a voting undertaking on the same terms and conditions of this Agreement to which the Buyer is a beneficiary with respect to such Shares, and (B) Stockholder shall continue to be jointly and severally liable to any breach of such voting undertaking by such other Person; or (ii) to an Affiliate of the Stockholder, if (A) upon such Transfer the Stockholder shall continue to be a beneficial owner of such Shares; and (B) Stockholder shall continue to be jointly and severally liable to any breach of such voting undertaking by such Affiliate.

(b) Stockholder shall not, directly or indirectly, during the period from the date of this Agreement through the Expiration Date, deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

(c) Stockholder shall not take any action that would (i) make any representation or warranty contained in this Agreement to be untrue or incorrect; or (ii) have the effect of impairing the ability of Stockholder to perform its obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby or by the Asset Purchase Agreement.

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3. Agreement to Vote Shares; No Solicitation. At every meeting of the stockholders of the Company called, and at every postponement or adjournment thereof, and on every action or approval by written resolution or consent of the stockholders of the Company, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought, until the Expiration Date, Stockholder (solely in its, his or her capacity as such) shall vote, or cause the Shares to be voted: (i) in favor of the approval of the Asset Purchase Agreement and the Asset Purchase and all the transactions contemplated by the Asset Purchase Agreement; and (ii) against any Seller Acquisition Proposal (other than the Asset Purchase Agreement or the transactions contemplated thereby, including the Asset Purchase). Except as contemplated by this Agreement, Stockholder has not (a) entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares that would prohibit, undermine, limit or otherwise adversely affect its compliance with its obligations pursuant to this Agreement, or (b) granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with its obligations pursuant to this Agreement.

4. Non-Solicitation; No Effect on Fiduciary Relationship; No Other Relationship.

(a) Between the date of this Agreement and the Expiration Date, Stockholder shall not take any action that would constitute a violation of the provisions of Section 6.10 of the Asset Purchase Agreement if taken by the Company, in each case with the limitations and exceptions of such provisions contemplated thereby that are applicable to the Company or its board of directors (including the right to participate in discussions or negotiations on the circumstances set forth therein) being similarly applicable to Stockholder. Notwithstanding anything to the contrary set forth herein, neither Stockholder nor any of its representatives shall have any liability pursuant to this Section 4(a) upon the occurrence of the Expiration Date; provided, however, that this sentence shall not limit the liability of Stockholder for any willful breach of this Section 4(a) by Stockholder. For purposes of this Section 4(a), “willful breach” shall mean an act or failure to act of such person with the actual knowledge that the taking of such act or the failure to take such act would constitute a material breach of this Section 4(a).

(b) Nothing in this Agreement shall restrict or limit the ability of any Person who is an officer or director of the Company to take any action solely in his or her capacity as an officer or director of the Company to the extent expressly permitted by the Asset Purchase Agreement or otherwise required by fiduciary duties under applicable law and none of such actions in such capacity shall be deemed to constitute a breach of this Agreement. Nothing contained in this Agreement shall be deemed to vest in the Buyer or any other Person any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and neither the Buyer nor any other Person shall have any authority to exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

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5. Representations and Warranties of Stockholder. Stockholder hereby represents, warrants and covenants to the Buyer as follows: (i) Stockholder is the beneficial owner of the Shares indicated on the signature page of this Agreement, which are free and clear of any liens, adverse claims, charges or other encumbrances (except as such encumbrances arising under securities laws or for such liens, adverse claims, charges or other encumbrances as would not prohibit Stockholder’s compliance with its obligations pursuant to this Agreement). To Stockholder’s knowledge, Stockholder does not beneficially own any securities of the Company other than the Shares indicated on the signature page of this Agreement. Stockholder has full power and authority to make, enter into and carry out the terms and conditions under this Agreement. The execution and delivery of this Agreement by Stockholder does not, and Stockholder’s performance of its obligations under this Agreement will not: (a) conflict with or violate any order, decree or judgment applicable to Stockholder or to the Shares; or (b) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance on, any of the Shares pursuant to any agreement to which Stockholder is a party or by which Stockholder is bound or affected, except in each case as would not prohibit Stockholder’s compliance with its obligations pursuant to this Agreement.

6. Additional Documents. Stockholder (in his, her or its capacity as such) and the Buyer hereby covenant and agree to execute and deliver any additional documents reasonably necessary to carry out the purpose and the intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes the Buyer to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and the Buyer may rely upon such delivery as conclusively evidencing the consents, waivers and terminations of Stockholder referred to herein, in each case for purposes of all agreements and instruments to which such elections, consents, waivers and/or terminations are applicable or relevant. Notwithstanding anything to the contrary, Stockholder shall not be required to incur any expenses in connection with this Section 6.

7. Legending of Shares. If so requested by the Buyer, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement. Upon request of the Stockholder at any time following the termination of this Agreement, the Buyer shall take all actions required to promptly cause any such legend to be removed from any certificate for the Shares.

8. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date; provided, however, that the last sentence of Section 7 shall survive any termination of this Agreement.

9. Miscellaneous.

(a) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by such provision or its severance therefrom and (iv) in lieu of such provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such provision as may be possible.

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(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

(c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

(d) Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction relating to this Agreement as provided in clause (g) hereof without the necessity of demonstrating damages or posting a bond, this being in addition to any other remedy to which they are entitled at law or in equity.

(e) Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile or email transmission, by reliable overnight delivery service (with proof of service) or hand delivery (provided that any notice received on any non-Business Day or any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day unless the notice is required by this Agreement to be delivered within a number of hours or calendar days), addressed as follows (or at such other address, email address or facsimile number for a party as shall be specified by like notice):

if to the Buyer, to:

Meda Consumer Healthcare Inc.

781 Chestnut Ridge Road

EOB 245

Morgantown, WV 26505

Attention: Joseph Duda

Facsimile: (304) 554-4342

with a copy (which shall not constitute notice) to each of:

Mylan Inc.

1000 Mylan Boulevard

Canonsburg, Pennsylvania 15317

Attention: Global General Counsel

Facsimile: (724) 485-6358

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Hogan Lovells US LLP

Columbia Square

555 Thirteenth Street, NW

Washington, DC 20004

Attention:Daniel Keating

Facsimile:(202) 637-5910

Email:daniel.keating@hoganlovells.com

if to Stockholder, to:

the address set forth on the signature page of this Agreement, with a copy (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Avenue

New York, New York 10022

Attention:Herbert F. Kozlov, Esq.

Facsimile: (212) 521-5450

E-mail:HKozlov@ReedSmith.com

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without reference to rules of conflicts of law.

(g) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PARTY HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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(h) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

(i) Effect of Headings. Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

{Signatures on Next Page}

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.

Meda Consumer Healthcare Inc.	STOCKHOLDER
By:	By:

Signature of Authorized Signatory	Signature

Name:	Name:

Title:	Title:

Print Address

Telephone

Facsimile No.

Email Address

Shares beneficially owned:
__________ shares of common stock
__________ shares of common stock issuable upon exercise of outstanding options __________ shares of restricted common stock

{SIGNATURE PAGE TO VOTING AGREEMENT}

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EXHIBIT J

Purchase Price Allocation

EXHIBIT K

Execution Press Release

PROPHASE LABS, INC. ANNOUNCES

AGREEMENT TO SELL COLD-EEZE® BRAND

- CLOSING IS SUBJECT TO STOCKHOLDER APPROVAL –

DOYLESTOWN, Pennsylvania – January [●], 2017 - ProPhase Labs, Inc. (NASDAQ: PRPH, www.ProPhaseLabs.com), a diversified natural health medical science company (the “Company”), announced today that it has signed an asset purchase agreement, pursuant to which the Company has agreed to sell its Cold-EEZE® cold remedy brand to a wholly owned subsidiary of Mylan N.V. (“Mylan”) for $50 million before taking into account taxes, transaction costs and related deal expenses, restructuring costs and post-closing escrow requirements.

Under the terms of the asset purchase agreement, Mylan will purchase substantially all of the Company’s assets and other rights relating to the Cold-EEZE® cold remedy brand. The closing of the proposed sale, which is currently expected to occur in the first quarter of 2017, is subject to approval of the stockholders of the Company and other customary conditions of closing. The Company is retaining ownership of its manufacturing facility and manufacturing business in Lebanon, Pennsylvania, and its headquarters in Doylestown, Pennsylvania, as well as its dietary supplements product lines which are currently under development. As part of the transaction, the Company, through its Pharmaloz subsidiary, will enter into a manufacturing and supply agreement with Mylan.

In connection with the execution of the asset purchase agreement, the Company’s executive officers and directors executed voting agreements. The voting agreements provide, among other things, for the Company’s executive officers and directors to vote all of the shares owned by them in favor of the adoption of the transaction. The shares subject to the voting agreements represent approximately 24.1% of the outstanding common stock of the Company.

The Company was assisted by Bourne Partners, a boutique investment bank focused on the consumer health and pharmaceutical industries, in this transaction and is represented by the Reed Smith LLP law firm.

Important Information Regarding Proposed Asset Sale

This communication is neither a solicitation of a proxy nor an offer to purchase nor a solicitation of an offer to sell any securities. This communication is also not a substitute for any proxy statement or other filings that may be made with the Securities Exchange Commission (the “SEC”) with respect to the proposed asset sale. Approval of the proposed asset sale will be submitted to the Company’s stockholders for their consideration, and the Company will file a definitive proxy statement to be used to solicit stockholder approval of the transaction with the SEC. Detailed information about the transaction will be contained in the definitive proxy statement and other documents to be filed with the SEC and mailed to stockholders prior to the meeting.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement will be available free of charge at www.sec.gov. In addition, investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC when they become available by contacting the Company at the address and telephone number below.

The Company, its board of directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the approval of the transaction.

About the Company

The Company is a diversified natural health medical science company. It is a leading marketer of the Cold-EEZE® cold remedy brand as well as other cold and flu relief products. Cold-EEZE® cold remedy zinc gluconate lozenges are clinically proven to significantly reduce the duration of the common cold. Cold-EEZE® cold remedy customers include leading national chain, regional, specialty and local retail stores. The Company has several wholly owned subsidiaries including a manufacturing unit, which consists of an FDA registered facility to manufacture Cold-EEZE® cold remedy lozenges and fulfill other contract manufacturing opportunities. For more information visit us at www.ProPhaseLabs.com.

Forward Looking Statements

Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s proposed sale of assets to Mylan, including the anticipated completion date of the proposed transaction, the Company’s intent and ability to solicit stockholder approval for the proposed asset sale; and the Company’s plan to continue to manufacture the Cold-EEZE® cold remedy brand, to contract manufacture other products for third parties and to focus on its other product lines. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to: the difficulty of predicting the acceptance and demand for our products, the impact of competitive products and pricing, costs involved in the manufacture and marketing of products, the timely development and launch of new products, and the risk factors listed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Investor Contact

Ted Karkus, Chairman and CEO

ProPhase Labs, Inc.

(215) 345-0919 x 0

EXHIBIT L

Trademark Consent Letter

PROXY	PROPHASE LABS, INC.	PROXY

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

[●], 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF PROPHASE LABS, INC.

The undersigned hereby appoints Ted Karkus and Robert V. Cuddihy, Jr., or either of them, each with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of ProPhase Labs, Inc. (“ProPhase”) to be held at [●]:00 a.m., local time, on [●], 2017, at the offices of Reed Smith LLP, 599 Lexington Avenue, New York, New York 10022, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, (1) as hereinafter specified upon the proposals listed below and on the reverse side and as more particularly described in the Proxy Statement of the Company (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 and 2.

(Continued, and to be signed on the other side)

1.	PROPOSAL NO. 1

To approve the proposal to sell substantially all of the assets of the Company, which are comprised of the intellectual property and other assets relating to its Cold-EEZE® brand and product line, to Mylan for cash, pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of January 6, 2017, as amended, by and among the Company, MCH and Mylan Inc., and the other transactions contemplated thereby.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

2.	PROPOSAL NO. 2

To approve the proposal to grant the persons named as proxies discretionary authority to adjourn the special meeting, if necessary, to solicit additional proxies to vote in favor of Proposal No. 1.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

The Board of Directors recommends that you vote FOR Proposal Nos. 1 and 2.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1 and 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

Dated: , 2017

(Print Stockholder(s) name)

(Signature(s) of Stockholder or Authorized Signatory)

Please sign as name appears hereon. Joint owners should each sign. If shares are held of record by a Corporation, the Proxy should be executed by the president, vice president, secretary or assistant secretary. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

MARK HERE [ ]	MARK HERE [ ]
FOR	IF YOU
ADDRESS	PLAN TO
CHANGE	ATTEND
AND	THE
NOTE AT	MEETING
LEFT